UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23165

CION ARES DIVERSIFIED CREDIT FUND

(Exact name of registrant as specified in charter)

3 PARK AVENUE

36TH FLOOR

NEW YORK, NEW YORK 10016

(Address of principal executive offices)(Zip code)

Eric A. Pinero 3 Park Avenue, 36th Floor New York, New York 10016 (Name and Address of Agent for Service)
Copy to:
Michael A. Reisner Mark Gatto CION Ares Diversified Credit Fund 3 Park Avenue, 36th Floor New York, New York 10016		Richard Horowitz, Esq. Jonathan H. Gaines, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code: (646) 845-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 – December 31, 2021

Item 1. Report to Stockholders.

(a)

CION Ares Diversified Credit Fund

ANNUAL REPORT

DECEMBER 31, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling 888-729-4266 toll-free or by sending an e-mail request to CION Ares Diversified Credit Fund Investor Relations Department at ir@cioninvestments.com if you invest directly with the Fund, or by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through your financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 888-729-4266 toll-free or by sending an e-mail request to CION Ares Diversified Credit Fund Investor Relations Department at ir@cioninvestments.com, or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	5
Performance Summary	7
Consolidated Schedule of Investments	9
Consolidated Statement of Assets and Liabilities	92
Consolidated Statement of Operations	94
Consolidated Statements of Changes in Net Assets	95
Consolidated Statement of Cash Flows	97
Financial Highlights	98
Notes to Consolidated Financial Statements	109
Report of Independent Registered Public Accounting Firm	137
Proxy & Portfolio Information	138
Dividend Reinvestment Plan	139
Corporate Information	141
Privacy Notice	142
Trustees and Executive Officers	143
Approval of Investment Sub-Advisory Agreement	147

Annual Report 2021

CION Ares Diversified Credit Fund

Letter to Shareholders

December 31, 2021

Fellow Shareholders,

We are pleased to present the annual report for the CION Ares Diversified Credit Fund (the "Fund"), for the period ending December 31, 2021. We are happy to report that 2021 was an exceptional year for asset growth in the Fund, which surpassed $2 billion in total assets and concluded 2021 with $2.6 billion under management. The Fund returned an attractive 8.9%1 for the year, all while maintaining a diversified posture; as of period-end, the Fund had 614 total investments, spread across 24 unique industries. Secured debt instruments accounted for 94.5%2 of the Fund and more than 50% of the Fund was deployed in investments directly originated by the Ares platform. The Fund's relative value strategy across liquid and illiquid credit allowed us to capitalize quickly on market opportunities, which has been beneficial as markets and economies continue to emerge from the pandemic.

Investment Philosophy and Process

The Fund employs a dynamic asset allocation framework that seeks to offer enhanced yield and downside risk mitigation, while enabling the manager to respond to changing market conditions. We believe that the differentiated, diversified portfolio of directly originated and liquid investments can provide superior risk-adjusted returns for our shareholders. Active management across a broad spectrum of credit asset classes, including direct lending in the United States and Europe, high yield bonds, leveraged loans, structured credit, real estate debt, and other credit instruments provides the opportunity to generate attractive risk-adjusted returns by capturing the best relative value.

The Fund's investment process is rigorous and incorporates top-down and bottom-up factors. The Fund's Advisor, CION Ares Management ("CAM" or the "Advisor"), leverages the resources of the broader Ares platform to conduct ongoing proprietary analysis at the asset-class level that compares current market conditions with historical and industry-level precedents to examine the rate environment, correlation to public markets, and local/regional risks. This information is brought before the 15-member investment allocation committee in semimonthly meetings, where senior members overseeing each of the underlying asset classes share their observations with the Advisor's portfolio managers.

Investment Environment

Market sentiment was supportive for risk assets throughout 2021 due to macroeconomic tailwinds and strengthening corporate fundamentals. However, rising inflation concerns, global supply chain issues, the surging Omicron variant of COVID-19 and expectations for a shift in monetary policy contributed to elevated market volatility in the fourth quarter of the year. Central banks remained accomodative as market participants continued to navigate around pandemic-related devleopments, while additional fiscal measures, such as the $1.9 trillion stimulus package in the U.S., contributed to increased economic activity and elevated growth expectations alongside the rollout of COVID-19 vaccines. Labor market conditions tightened as these fiscal measures contributed to higher job openings, which reached a record 11.1 million in July3. Global supply chains came under pressure as a result of pent-up demand, which, combined with elevated commodity prices, contributed to heightened inflation in the U.S. and Europe. Central bank rhetoric turned hawkish as a result, and markets started to prepare for future tapering measures. Within global credit markets, sub-investment grade credit benefitted from increased demand due to low nominal and real rates as investors sought to enhance income and returns.

From a performance perspective, leveraged credit markets in the U.S. experienced positive returns owing to the continued economic recovery and appetite for credit risk. The syndicated loan market was a consistent source of positive returns, benefitting from record-high CLO issuance and $46.5 billion of retail fund inflows4. Demand in the high yield market was able to absorb record breaking issuance and issuer fundamentals exhbitied steady improvement throughout the year. Syndicated loans returned +5.40% and +4.63% in the U.S. and Europe5, respectively, due to a strong technical backdrop. Despite increased bouts of volatility in the fourth quarter, high yield bonds returned +5.36% and +3.33% in the U.S. and Europe5, respectively. Returns were driven by cyclical sectors and lower quality paper given risk-on market sentiment, and both credit sectors outperformed traditional fixed income asset categories due to their yield premium and relatively muted sensitivity to interest rates. In terms of fundamentals, the default environment was muted throughout the year and fell below one percent in both the syndicated loan and high yield bond markets6 as companies continued to utilize elevated liquidity to lower their cost of capital. Shifting to the middle market, elevated deployment was supported by a strong M&A environment and elevated levels of dry powder from private equity sponsors.

Annual Report 2021

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2021

Within Europe, markets exhibited similar trends as the U.S. during the period. European high yield and leveraged loan markets benefitted from modest corporate earnings growth, strong economic data prints and a supportive technical backdrop as issuance remained steady, though moderated towards year-end. Positive economic developments, such as the Euro Area Composite PMI reaching a 21-year high in July7, contributed to spread tightening throughout the year, while the default environment remained benign. Primary markets were active with new issuance surpassing 2020 volume for both syndicated loans and high yield bonds. While the European Central Bank announced tapering measures in December, risk assets reacted positively to the news given actions were broadly in-line with expectations and had reduced uncertainty around central bank policy for the time being.

As a new calendar year begins, global financial markets have experienced heightened volatility as a result of economic and political events affecting the world's major economies. Equities declined and government bond yields rose amid escalating geopolitical tensions in Eastern Europe and in anticipation of a more restrictive Federal Reserve ("Fed") in 2022. Within credit markets, we have observed diverging return patterns between high yield bonds and syndicated loans as floating rate credit has experienced strong interest from investors seeking protection from rising interest rates, while fixed rate assets have come under pressure. Looking forward, we expect a confluence of factors including inflation, supply chain issues, potential for new COVID-19 variants as well as Fed actions, will lead to increased dispersion and pockets of volatility, creating an opportunity for active managers. Within illiquid credit, the M&A backdrop is expected to remain strong in 2022, providing ample directly originated opportunities for the Fund. Overall, we believe the backdrop for credit is favorable as elevated private equity dry powder buoys supply while investor demand is supported by enhanced yields and reduced duration risk relative to traditional fixed income. We believe our scaled platform, tenured experience and cycle-tested investment process will allow us to successfully navigate these changing market environments and take advantage of any short-term bouts of volatility in the coming months.

Summary

The market's appetite for credit risk was apparent throughout the year as stimulus measures contributed to improved corporate fundamentals and economies "reopening" from the depths of the pandemic. However, investor appetite for rate risk has erorded in recent months as above-trend economic growth and elevated inflation have lead to increased expectations for tighter monetary policy and higher interest rates in the months to come. As a result, the Bloomberg U.S. Aggregate Index, comprised of longer duration assets, returned -1.54% in 2021 and declined by -2.15% in the first month of 20228, suggesting that apprehension around rate sensitive assets will persist over the near term. Conversely, floating rate assets such as syndicated loans have been resilient, performing well during January.

While economic forecasts are positive, we remain cautiously optimistic in our outlook. We continue to monitor fiscal and monetary policy in response to the recovery and elevated growth expectations, as well as labor market conditions and elevated inflation. Central bank missteps, rising geopolitical tensions and new virus strains are also potential concerns and areas of focus.

We are pleased with the ongoing construction of the Fund's diversified portfolio, and we believe the Fund is well positioned to find relative opportunities in a rising rate environment given our emphasis on floating rate assets. Our Advisor will continue to leverage Ares' position as a global leader in credit markets to identify attractive investment opportunities in line with the stated objective of the Fund.

We thank you for your investment in and continued support of CION Ares Diversified Credit Fund.

Sincerely,

Mitch Goldstein Portfolio Manager CION Ares Diversified Credit Fund	Greg Margolies Portfolio Manager CION Ares Diversifed Credit Fund

Annual Report 2021

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2021

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of futures results, or investment advice, any forward-looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

The outbreak of a novel and highly contagious form of coronavirus ("COVID-19"), which the World Health Organization has declared to constitute a pandemic, has resulted in numerous deaths, adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on energy, transportation, hospitality, tourism, entertainment and other industries. The impact of COVID-19 has led to significant volatility and declines in the global financial markets and oil prices and it is uncertain how long this volatility will continue. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. Any public health emergency, including any outbreak of COVID-19 or other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on the Fund, the value of its investments and its portfolio companies. The performance information herein is as of December 31, 2021 and not all of the effects, directly and indirectly, resulting from COVID-19 and/or the current market environment, may be reflected herein. The full impact of COVID-19 and its ultimate potential effects on portfolio company performance and valuations is particularly uncertain and difficult to predict.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund ("CADC" or the "Fund"), advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA. Certain Ares fund securities may be offered through its affiliate, Ares Investor Services LLC ("AIS"), a broker-dealer registered with the SEC, and a member of FINRA and SIPC.

REF: CP-01036

1 Past performance is not indicative of future results. Performance shown here is the I-Share Class. The I-Share was incepted on July 12, 2017. Returns include reinvestment of distributions and reflect fund expenses inclusive of recoupment of previously provided expense support. The estimated expense ratio is 3.28%. Expense ratios are annualized and calculated as a percentage of estimated average net assets. Share values will fluctuate, therefore if repurchased, they may be worth more or less than their original cost.

2 Secured Debt Includes First and Second Lien assets, Structured Credit Debt, Structured Credit Equity

3 Source: U.S. Bureau of Labor Statistics

4 Source: JP Morgan. As of December 31, 2021

5 Source: Credit Suisse, ICE BofA. As of December 31, 2021.

6 Source: JP Morgan Default Monitor. As of December 31, 2021.

7 Source: IHS Markit. July 23, 2021.

8 Source: Bloomberg U.S. Aggregate Index. As of December 31, 2021.

Annual Report 2021

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2021

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

FUND OVERVIEW

CION Ares Diversified Credit Fund (CADC) is a diversified, unlisted closed-end management investment company registered under the 1940 Act as an interval fund. The Fund will seek to capitalize on market inefficiencies and relative value opportunities by dynamically allocating a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets.

Fixed vs. Floating Rate

Excludes cash, other net assets and equity instruments.

KEY FACTS

TOTAL MANAGED ASSETS*	~$2.61B
DISTRIBUTIONS[1]	Monthly
TOTAL ISSUES	606

SHARE CLASS	INCEPTION	CURRENT DISTRIBUTION RATE[2]	STANDARD DEVIATION[3]	SHARPE RATIO[4] (ANNUALIZED)
CLASS A	1/26/2017	5.41%	4.16%	1.15
CLASS C	7/12/2017	5.43%	4.18%	1.14
CLASS I	7/12/2017	5.35%	4.17%	1.21
CLASS L	11/2/2017	5.39%	4.30%	1.10
CLASS U	7/25/2019	5.38%	5.37%	0.94
CLASS U-2	4/13/2020	5.39%	3.23%	4.68
CLASS W	12/4/2018	5.35%	4.89%	1.17

Portfolio Allocation*

  Allocation by Asset Type

  Allocation by Geography

Top 10 Holdings* % of Portfolio

Global Medical Response, Inc.	1.4%
Cornerstone OnDemand, Inc.	1.3%
TurnPoint Services	1.2%
High Street Insurance Partners	1.2%
CEP V I 5 Midco Limited (aka Mak System)	1.0%
DecoPac, Inc.	0.9%
DigiCert	0.9%
European Camping Group	0.8%
True Potential Group Limited	0.7%
Ardonagh	0.7%

Allocation by Industry* % of Portfolio

Software & Services	20.2%
Health Care Equipment & Services	8.8%
Diversified Financials	8.2%
Commercial & Professional Services	7.8%
Structured Products	7.7%
Capital Goods	7.7%
Consumer Services	7.3%
Insurance	6.8%
Other	27.3%
Cash	-1.9%

* Holdings and allocations, unless otherwise indicated, are based on the total managed assets and subject to change without notice. Total managed assets is defined as the total assets (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage). Data shown is for informational purposes only and not a recommendation to buy or sell any security.

Annual Report 2021

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2021 (continued)

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

MANAGEMENT TEAM

• Mitch Goldstein, Co-Head of Ares Credit Group | 26 Years of Experience

• Greg Margolies, Head of Markets, Ares Management | 33 Years of Experience

• CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years of experience.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION strives to level the playing field. CION currently manages CION Investment Corporation, a leading non-traded BDC, and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund, a globally diversified interval fund.

ABOUT ARES MANAGEMENT

Ares Management Corporation (NYSE: ARES) is a leading global alternative investment manager operating three integrated businesses across Credit, Private Equity and Real Estate. Ares Management's investment groups collaborate to deliver innovative investment solutions which seeks to provide consistent and attractive investment returns throughout market cycles. Ares Management's global platform had $305.8 billion of assets under management as of December 31, 2021 with over 2,000+ employees in over 25+ offices in more than 10 countries. Please visit www.aresmgmt.com for additional information.

RISK DISCLOSURES & GLOSSARY

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns; most of the underlying credit instruments are rated below investment grade and considered speculative; there is no guarantee all shares can be repurchased; the Fund's business and operations may be impacted by fluctuations in the capital markets; the Fund is a diversified, closed-end investment company with limited operating history; diversification does not eliminate the risk of investment losses.

1 Monthly Distributions — There is no assurance monthly distributions paid by the fund will be maintained at the targeted level or paid at all.

2 Current Distribution Rate — Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the net asset value. The current distribution rate shown may be rounded.

3 Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

4 Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC (CAM), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending December 31, 2021, distributions were paid from taxable income and did not include a return of capital for tax purposes. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annu-al reports filed with the SEC for the sources of distributions.

Annual Report 2021

CION Ares Diversified Credit Fund

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 26, 2017 in Class A Shares at net asset value (with a sales charge of 5.75%). For comparative purposes, the performance of the Credit Suisse Leveraged Loan Index ("CSLLI") is shown. CSLLI is designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market, and is deemed to be an appropriate broad-based securities market index for the Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at https://www.cioninvestments.com/products/cion-ares-diversified-credit-fund/ to obtain the most recent month-end returns.

CION Ares Diversified Credit Fund's Lifetime Performance

Performance of a $10,000 investment, including any applicable sales charges, with distributions reinvested, from January 26, 2017 through December 31, 2021

Annual Report 2021

CION Ares Diversified Credit Fund

Performance Summary (continued)

December 31, 2021

Average Annual Total Returns through December 31, 2021*

	Inception Date	One Year	Since Inception
Class A Common Shares	1/26/2017
Excluding Sales Charge of 5.75%		8.21%	6.27%
Including Sales Charge of 5.75%		1.99%	5.04%
Class C Common Shares	7/12/2017
Excluding Sales Charge of 1.00%		8.16%	5.98%
Including Sales Charge of 1.00%		7.07%	5.98%
Class I Common Shares	7/12/2017	8.87%	5.99%
Class L Common Shares	11/2/2017
Excluding Sales Charge of 4.25%		8.58%	5.28%
Including Sales Charge of 4.25%		3.96%	4.42%
Class U Common Shares	7/25/2019	8.48%	4.71%
Class U-2 Common Shares	4/13/2020
Excluding Sales Charge of 2.50%		8.44%	14.08%
Including Sales Charge of 2.50%		5.47%	12.58%
Class W Common Shares	12/4/2018
Excluding Sales Charge of 3.00%		8.73%	5.34%
Including Sales Charge of 3.00%		5.73%	4.59%

* These returns assume reinvestment of all distributions at net asset value and reflect a maximum initial sales charge of 5.75% for Class A, 4.25% for Class L, 2.50% for Class U-2, and 3.00% for Class W and the assumed contingent deferred sales charge for Class C Shares of 1.00% (if repurchased during the first 365 days after their purchase). Because Class I and Class U Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Automobiles & Components
Automotive Keys Group, LLC		1st Lien Term Loan	6.00% (3M LIBOR + 5.00%)	11/6/2025			$1,800	$1,800	(e)(f)
Continental Acquisition Holdings, Inc.		1st Lien Revolver	4.50% (3M LIBOR + 3.50%)	1/20/2026			1	1	(e)(h)
Continental Acquisition Holdings, Inc.		1st Lien Term Loan	7.75% (3M LIBOR + 6.75%)	1/20/2027			6,211	6,211	(e)(f)
Continental Acquisition Holdings, Inc.		1st Lien Term Loan	7.75% (3M LIBOR + 6.75%)	1/20/2027			500	500	(e)
Continental Acquisition Holdings, Inc.		1st Lien Delayed Draw Term Loan	7.75% (3M LIBOR + 6.75%)	1/20/2027			1,461	1,461	(e)
Highline Aftermarket Acquisition, LLC		1st Lien Revolver	3.85% (1M LIBOR + 3.75%)	11/10/2025			1	1	(e)(h)
Highline Aftermarket Acquisition, LLC		2nd Lien Term Loan	8.75% (3M LIBOR + 8.00%)	11/9/2028			5,942	5,586	(e)(f)
Highline Aftermarket Acquisition, LLC		2nd Lien Delayed Draw Term Loan	8.75% (3M LIBOR + 8.00%)	11/9/2028			4,209	3,956	(e)
Mavis Tire Express Services Topco Corp.		1st Lien Revolver	3.85% (1M LIBOR + 3.75%)	5/4/2026			1	—	(e)(h)
Sun Acquirer Corp.		1st Lien Revolver		9/8/2027			1,059	(21	)(e)(h)
Sun Acquirer Corp.		1st Lien Term Loan	6.50% (1M LIBOR + 5.75%)	9/8/2028			6,615	6,549	(e)
Sun Acquirer Corp.		1st Lien Term Loan		9/8/2028			1,766	1,748	(e)(i)
Sun Acquirer Corp.		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.75%)	9/8/2028			4,869	2,556	(e)(h)
Truck Hero, Inc.		1st Lien Term Loan	4.00% (1M LIBOR + 3.25%)	1/31/2028			7,475	7,426
Wand Newco 3, Inc.		1st Lien Term Loan	3.18% (3M LIBOR + 3.00%)	2/5/2026			4,191	4,126
Wand Newco 3, Inc.		2nd Lien Term Loan	7.43% (3M LIBOR + 7.25%)	2/5/2027			3,000	3,000	(e)(f)
								44,900		2.33%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Capital Goods
Ali Group S.R.L.	Italy	1st Lien Term Loan		10/13/2028				$1,890	$1,877	(i)
Alliance Laundry Systems LLC		1st Lien Term Loan	4.25% (3M LIBOR + 3.50%)	10/8/2027				4,933	4,930
Artera Services, LLC		1st Lien Term Loan	3.65% (3M LIBOR + 3.50%)	3/6/2025				1,333	1,288
Box Bidco Limited	United Kingdom	1st Lien Term Loan	6.10% (6M LIBOR + 6.10%)	11/24/2028				1,691	1,691	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	7.83% (6M EURIBOR + 7.83%)	11/24/2028				€878	1,000	(e)(f)
Brookfield WEC Holdings Inc.		1st Lien Term Loan	3.25% (1M LIBOR + 2.75%)	8/1/2025				6,901	6,843
Clarios Global LP	Canada	1st Lien Term Loan	3.34% (3M LIBOR + 3.25%)	4/30/2026				1,925	1,912	(i)
Conair Holdings LLC		1st Lien Term Loan	4.25% (3M LIBOR + 3.75%)	5/17/2028				3,526	3,524
CP Atlas Buyer, Inc.		1st Lien Term Loan	4.25% (1M LIBOR + 3.75%)	11/23/2027				8,512	8,465	(i)
Crown Subsea Communications Holding, Inc.		1st Lien Term Loan	5.50% (1M LIBOR + 4.75%)	4/27/2027				1,212	1,216
Dynamic NC Aerospace Holdings, LLC		1st Lien Revolver		12/30/2025				1,296	(13	)(e)(h)
Dynamic NC Aerospace Holdings, LLC		1st Lien Term Loan	7.50% (3M LIBOR + 6.50%)	12/30/2026				3,293	3,260	(e)(f)
Dynasty Acquisition Co., Inc.		1st Lien Term Loan	3.63% (3M LIBOR + 3.50%)	4/6/2026				5,985	5,814
Eleda BidCo AB	Sweden	1st Lien Term Loan	6.25% (3M STIBOR + 6.25%)	6/30/2026			SEK	21,000	2,324	(e)(f)
Eleda BidCo AB	Sweden	1st Lien Delayed Draw Term Loan	6.25% (3M STIBOR + 6.25%)	6/30/2026			SEK	9,070	1,004	(e)(f)
Eleda BidCo AB	Sweden	1st Lien Delayed Draw Term Loan		6/30/2026			SEK	8,000	—	(e)(h)(i)
EPS NASS Parent, Inc.		1st Lien Revolver	6.75% (1M LIBOR + 5.75%)	4/17/2026				158	99	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
EPS NASS Parent, Inc.		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	4/19/2028			$5,832	$5,832	(e)(f)
EPS NASS Parent, Inc.		1st Lien Delayed Draw Term Loan		4/19/2028			585	—	(e)(h)
FCG Acquisitions, Inc.		1st Lien Term Loan	4.25% (3M LIBOR + 3.75%)	3/31/2028			1,990	1,983
Flow Control Solutions, Inc.		1st Lien Revolver		11/21/2024			373	—	(e)(h)
Flow Control Solutions, Inc.		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	11/21/2024			1,268	1,268	(e)(f)
Flow Control Solutions, Inc.		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.50%)	11/21/2024			1,118	1,118	(e)
Husky Injection Molding Systems Ltd.	Canada	1st Lien Term Loan	3.17% (3M LIBOR + 3.00%)	3/28/2025			5,987	5,880
Kene Acquisition, Inc.		1st Lien Revolver		8/8/2024			676	—	(e)(h)
Kene Acquisition, Inc.		1st Lien Term Loan	5.25% (3M LIBOR + 4.25%)	8/10/2026			2,848	2,848	(e)(f)
Kene Acquisition, Inc.		1st Lien Delayed Draw Term Loan	5.25% (3M LIBOR + 4.25%)	8/10/2026			476	476	(e)
Kodiak BP, LLC		1st Lien Term Loan	4.00% (3M LIBOR + 3.25%)	3/12/2028			8,512	8,441	(i)
Madison IAQ LLC		1st Lien Term Loan	3.75% (6M LIBOR + 3.25%)	6/21/2028			2,954	2,950
Maverick Acquisition, Inc.		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	6/1/2027			5,348	5,294	(e)(f)
Maverick Acquisition, Inc.		1st Lien Delayed Draw Term Loan	7.00% (3M LIBOR + 6.00%)	6/1/2027			1,915	1,197	(e)(h)
Maverick Acquisition, Inc.		1st Lien Delayed Draw Term Loan		6/1/2027			1,255	(13	)(e)(h)
Osmose Utilities Services, Inc.		2nd Lien Term Loan	7.25% (1M LIBOR + 6.75%)	6/25/2029			8,237	8,155	(e)
Osmosis Buyer, Ltd.		1st Lien Term Loan	4.50% (1M LIBOR + 4.00%)	7/31/2028			6,894	6,899
Osmosis Buyer, Ltd.		1st Lien Delayed Draw Term Loan		7/31/2028			790	1	(h)(i)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Patagonia BidCo Limited	United Kingdom	1st Lien Term Loan		11/1/2028			£4,115	$5,528	(i)
Peraton Corp.		1st Lien Term Loan	4.50% (1M LIBOR + 3.75%)	2/1/2028			1,985	1,984
Radius Aerospace Europe Limited	United Kingdom	1st Lien Revolver		3/29/2025			£186	(2	)(e)(h)
Radius Aerospace Europe Limited	United Kingdom	1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	3/29/2025			1,594	1,578	(e)(f)
Radius Aerospace, Inc.		1st Lien Revolver		3/29/2025			429	(4	)(e)(h)
Radius Aerospace, Inc.		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	3/29/2025			2,416	2,392	(e)(f)
Setanta Aircraft Leasing DAC	Ireland	1st Lien Term Loan	2.14% (3M LIBOR + 2.00%)	11/5/2028			2,000	1,998
Sigma Electric Manufacturing Corporation		1st Lien Revolver		10/31/2022			1	—	(e)(h)
Sigma Electric Manufacturing Corporation		1st Lien Term Loan	5.75% (3M LIBOR + 4.75%)	10/31/2023			423	423	(e)(f)
Specialty Building Products Holdings, LLC		1st Lien Term Loan		10/15/2028			6,000	5,981	(i)
SRS Distribution Inc.		1st Lien Term Loan	4.25% (3M LIBOR + 3.75%)	6/2/2028			6,108	6,088
Star US Bidco LLC		1st Lien Term Loan	5.25% (1M LIBOR + 4.25%)	3/17/2027			3,576	3,564
Sunk Rock Foundry Partners LP		1st Lien Term Loan	5.75% (3M LIBOR + 4.75%)	10/31/2023			201	201	(e)(f)
Tank Holding Corp.		1st Lien Term Loan	3.35% (1M LIBOR + 3.25%)	3/26/2026			5,459	5,404	(i)
Tank Holding Corp.		1st Lien Term Loan	5.75% (1M LIBOR + 5.00%)	3/26/2026			2,824	2,831	(i)
TransDigm Group Incorporated		1st Lien Term Loan	2.35% (1M LIBOR + 2.25%)	8/22/2024			423	418
TransDigm Group Incorporated		1st Lien Term Loan	2.35% (1M LIBOR + 2.25%)	12/9/2025			2,970	2,926
Turbo Acquisitions 10 Bidco Limited	United Kingdom	1st Lien Term Loan	7.30% (SONIA + 7.25%)	2/26/2027			£2,516	3,405	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Turbo Acquisitions 10 Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.42% (SONIA + 7.25%)	2/26/2027			£2,827	$3,826	(e)(f)
Turbo Acquisitions 10 Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.42% (SONIA + 7.25%)	2/26/2027			£1,346	1,161	(e)(h)
VC GB Holdings I Corp		1st Lien Term Loan	4.00% (3M LIBOR + 3.50%)	7/21/2028			735	728
VC GB Holdings I Corp		2nd Lien Term Loan	7.25% (3M LIBOR + 6.75%)	7/23/2029			3,200	3,166	(i)
Victory Buyer LLC		1st Lien Term Loan		11/19/2028			5,787	5,779	(e)(i)
Welbilt, Inc.		1st Lien Term Loan	2.60% (1M LIBOR + 2.50%)	10/23/2025			7,902	7,866
Wilsonart LLC		1st Lien Term Loan	4.50% (3M LIBOR + 3.50%)	12/31/2026			6,432	6,427
								171,231		8.87%
Commercial & Professional Services
Aero Operating LLC		1st Lien Term Loan	8.00% (1M LIBOR + 6.50%)	2/9/2026			2,874	2,874	(e)(f)
Aero Operating LLC		1st Lien Term Loan	8.00% (3M LIBOR + 6.50%)	2/9/2026			91	91	(e)(f)
Aero Operating LLC		1st Lien Delayed Draw Term Loan	8.00% (3M LIBOR + 6.50%)	2/9/2026			825	825	(e)
AlixPartners, LLP		1st Lien Term Loan	3.25% (1M LIBOR + 2.75%)	2/4/2028			1,985	1,976
Argenbright Holdings V, LLC		1st Lien Term Loan	7.00% (1M LIBOR + 6.00%)	11/30/2026			2,848	2,820	(e)(f)
Argenbright Holdings V, LLC		1st Lien Delayed Draw Term Loan		11/30/2026			178	(2	)(e)(h)
ASG Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.05% (SONIA + 7.00%)	4/27/2027			£2,947	3,989	(e)(f)
ASG Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan		4/27/2027			£553	—	(e)(h)
Auxadi Midco S.L.U.	Spain	1st Lien Term Loan	4.75% (3M EURIBOR + 4.75%)	7/17/2028			€836	952	(e)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Auxadi Midco S.L.U.	Spain	1st Lien Term Loan		7/17/2028				€1,273	$—	(e)(h)
Capstone Acquisition Holdings, Inc.		1st Lien Revolver	7.00% (PRIME + 4.75%)	11/12/2025				1,150	177	(e)(h)
Capstone Acquisition Holdings, Inc.		1st Lien Term Loan	5.75% (1M LIBOR + 4.75%)	11/12/2027				10,953	10,953	(e)(f)
Capstone Acquisition Holdings, Inc.		1st Lien Delayed Draw Term Loan	5.75% (3M LIBOR + 4.75%)	11/12/2027				1,679	642	(e)(h)
Capstone Acquisition Holdings, Inc.		2nd Lien Term Loan	9.75% (1M LIBOR + 8.75%)	11/13/2028				3,008	3,008	(e)(f)
Capstone Acquisition Holdings, Inc.		2nd Lien Delayed Draw Term Loan		11/13/2028				531	—	(e)(h)
CED France Holding	France	1st Lien Term Loan	6.00% (3M EURIBOR + 6.00%)	12/10/2025				€1,038	1,182	(e)(f)
Deerfield Dakota Holding, LLC		2nd Lien Term Loan	7.50% (1M LIBOR + 6.75%)	4/7/2028				2,050	2,086
Dun & Bradstreet Corporation		1st Lien Term Loan	3.35% (1M LIBOR + 3.25%)	2/6/2026				6,789	6,758
Elevation Services Parent Holdings, LLC		1st Lien Revolver	7.00% (1M LIBOR + 6.00%)	12/18/2026				386	296	(e)(h)
Elevation Services Parent Holdings, LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	12/18/2026				1,337	1,337	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Delayed Draw Term Loan	7.00% (3M LIBOR + 6.00%)	12/18/2026				1,787	1,787	(e)
Eucalyptus BidCo Pty Ltd	Australia	1st Lien Term Loan		11/15/2027			AUD	1,337	1	(e)(h)(i)
Eucalyptus BidCo Pty Ltd	Australia	1st Lien Term Loan		12/23/2027			AUD	11,142	8,106	(e)(f)(i)
FC Sun Intressenter AB	Sweden	1st Lien Term Loan		12/20/2028				€8,685	9,935	(e)(f)(i)
FC Sun Intressenter AB	Sweden	1st Lien Delayed Draw Term Loan		12/20/2028				€10,909	2	(e)(h)(i)
GFL Environmental, Inc.	Canada	1st Lien Term Loan	3.50% (3M LIBOR + 3.00%)	5/30/2025				2,572	2,577
HH-Stella, Inc.		1st Lien Revolver	6.50% (1M LIBOR + 5.50%)	4/22/2027				444	51	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
HH-Stella, Inc.		1st Lien Term Loan	6.50% (1M LIBOR + 5.50%)	4/24/2028				$6,154	$6,154	(e)(f)
HH-Stella, Inc.		1st Lien Delayed Draw Term Loan	6.50% (1M LIBOR + 5.50%)	4/24/2028				1,979	311	(e)(h)
IRI Holdings, Inc.		1st Lien Term Loan	4.35% (1M LIBOR + 4.25%)	12/1/2025				1,635	1,635	(e)(f)
IRI Holdings, Inc.		2nd Lien Term Loan	8.10% (1M LIBOR + 8.00%)	11/30/2026				1,472	1,472	(e)(f)
Kellermeyer Bergensons Services, LLC		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	11/7/2026				1,764	1,764	(e)(f)
Kellermeyer Bergensons Services, LLC		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	11/7/2026				6,099	6,099	(e)
Kellermeyer Bergensons Services, LLC		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 5.75%)	11/7/2026				4,947	2,772	(e)(h)
Laboratories Bidco LLC		1st Lien Revolver		7/23/2027				1,562	—	(e)(h)
Laboratories Bidco LLC		1st Lien Term Loan	6.75% (3M CDOR + 5.75%)	7/23/2027			CAD	1,780	1,407	(e)(f)
Laboratories Bidco LLC		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	7/23/2027				5,841	5,841	(e)(f)
Laboratories Bidco LLC		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	7/23/2027				4,006	4,006	(e)
Laboratories Bidco LLC		1st Lien Delayed Draw Term Loan		7/23/2027				2,201	—	(e)(h)
Lavatio Midco Sarl	Luxembourg	1st Lien Delayed Draw Term Loan	7.50% (6M EURIBOR + 7.25%)	11/30/2026				€793	857	(e)(f)
Lavatio Midco Sarl	Luxembourg	1st Lien Delayed Draw Term Loan	7.50% (6M EURIBOR + 7.25%)	11/30/2026				€982	641	(e)(h)
Marmic Purchaser, LLC		1st Lien Revolver	7.00% (3M LIBOR + 6.00%)	3/5/2027				287	100	(e)(h)
Marmic Purchaser, LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	3/5/2027				2,047	2,047	(e)(f)
Marmic Purchaser, LLC		1st Lien Delayed Draw Term Loan	7.00% (3M LIBOR + 6.00%)	3/5/2027				1,196	1,196	(e)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
MIP V Waste Holdings, LLC		1st Lien Term Loan		12/8/2028			$5,000	$4,981	(i)
MPLC Debtco Limited	Jersey	1st Lien Delayed Draw Term Loan	7.75% (6M GBP LIBOR + 7.25%)	1/7/2027			£1,052	1,423	(e)(f)
MPLC Debtco Limited	Jersey	1st Lien Delayed Draw Term Loan	8.75% (6M LIBOR + 7.25%)	1/7/2027			2,100	2,100	(e)(f)
Nest Topco Borrower Inc.		1st Lien Term Loan	9.00% (3M LIBOR + 8.50%)	8/31/2029			13,162	13,030	(e)
Nest Topco Borrower Inc.		1st Lien Delayed Draw Term Loan		8/31/2029			13,162	(132	)(e)(h)
North American Fire Holdings, LLC		1st Lien Revolver		5/19/2027			411	—	(e)(h)
North American Fire Holdings, LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	5/19/2027			2,327	2,327	(e)(f)
North American Fire Holdings, LLC		1st Lien Delayed Draw Term Loan		5/19/2027			2,462	—	(e)(h)
North Haven Stack Buyer, LLC		1st Lien Revolver		7/16/2027			259	(5	)(e)(h)
North Haven Stack Buyer, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	7/16/2027			1,333	1,320	(e)
North Haven Stack Buyer, LLC		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.50%)	7/16/2027			1,016	29	(e)(h)
P27 BIDCO Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.25% (6M GBP LIBOR + 7.50%)	7/31/2026			£2,031	2,149	(e)(h)
P27 BIDCO Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.25% (6M LIBOR + 7.50%)	7/31/2026			610	555	(e)
Packers Holdings, LLC		1st Lien Term Loan	4.00% (3M LIBOR + 3.25%)	3/9/2028			5,193	5,156
Petroleum Service Group LLC		1st Lien Revolver	7.00% (3M LIBOR + 6.00%)	7/23/2025			2,106	351	(e)(h)
Petroleum Service Group LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	7/23/2025			8,930	8,930	(e)(f)
Petroleum Service Group LLC		1st Lien Delayed Draw Term Loan	1.00% (3M LIBOR + 1.00%)	7/23/2025			1,607	102	(e)(h)
Petroleum Service Group LLC		1st Lien Delayed Draw Term Loan	7.00% (3M LIBOR + 6.00%)	7/23/2025			107	107	(e)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Registrar Intermediate, LLC		1st Lien Revolver		8/26/2027			$764	$(15	)(e)(h)
Registrar Intermediate, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	8/26/2027			4,188	4,146	(e)
Registrar Intermediate, LLC		1st Lien Delayed Draw Term Loan		8/26/2027			2,327	(23	)(e)(h)
Rodeo AcquisitionCo LLC		1st Lien Revolver	7.00% (3M LIBOR + 6.00%)	7/26/2027			311	37	(e)(h)
Rodeo AcquisitionCo LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	7/26/2027			2,118	2,097	(e)
Rodeo AcquisitionCo LLC		1st Lien Delayed Draw Term Loan		7/26/2027			460	(5	)(e)(h)
RSK Group Limited	United Kingdom	1st Lien Term Loan	5.05% (SONIA + 5.00%)	8/7/2028			£3,276	2,789	(e)(h)
RSK Group Limited	United Kingdom	1st Lien Term Loan	5.25%	8/7/2028			€986	1,123	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Term Loan	7.17% (SONIA + 7.00%)	8/7/2028			£7,881	10,667	(e)(f)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Revolver		12/16/2027			720	(14	)(e)(h)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	12/16/2027			2,590	2,564	(e)(f)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Delayed Draw Term Loan		12/16/2027			1,542	(15	)(e)(h)
SLR BD Limited	United Kingdom	1st Lien Term Loan	7.15% (6M LIBOR + 7.00%)	9/22/2028			753	753	(e)(f)
SLR BD Limited	United Kingdom	1st Lien Term Loan	7.33% (SONIA + 7.00%)	9/22/2028			£1,226	1,660	(e)(f)
SLR BD Limited	United Kingdom	1st Lien Term Loan	7.33% (SONIA + 7.00%)	9/22/2028			£1,232	233	(e)(h)
SSE Buyer, Inc.		1st Lien Revolver	3.00% (1M LIBOR + 2.00%)	6/30/2025			3	1	(e)(h)
SSE Buyer, Inc.		1st Lien Term Loan	10.22% (3M LIBOR + 9.22%)	6/30/2026			620	576	(e)(f)
Stealth Holding LLC		1st Lien Term Loan	7.75% (3M LIBOR + 6.75%)	3/2/2026			2,480	2,480	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Stealth Holding LLC		1st Lien Delayed Draw Term Loan	7.75% (3M LIBOR + 6.75%)	3/2/2026			$988	$711	(e)(h)
Survitec Group Holdco Limited	United Kingdom	1st Lien Term Loan	7.55% (SONIA + 7.50%)	4/6/2027			£9,000	12,182	(e)(f)
Tempo Acquisition, LLC		1st Lien Term Loan	2.85% (1M LIBOR + 2.75%)	5/1/2024			170	170
Tempo Acquisition, LLC		1st Lien Term Loan	3.75% (1M LIBOR + 3.25%)	11/2/2026			1,310	1,311
Thermostat Purchaser III, Inc.		1st Lien Revolver		8/31/2026			100	(2	)(e)(h)
Thermostat Purchaser III, Inc.		2nd Lien Term Loan	8.00% (1M LIBOR + 7.25%)	8/31/2029			3,575	3,539	(e)
Thermostat Purchaser III, Inc.		2nd Lien Delayed Draw Term Loan		8/31/2029			612	(6	)(e)(h)
UCIT Online Security Inc.	Canada	1st Lien Term Loan	7.75% (3M LIBOR + 6.75%)	3/2/2026			1,653	1,653	(e)(f)
Visual Edge Technology, Inc.		1st Lien Term Loan	9.75% (3M LIBOR + 8.25%)	8/31/2022			161	153	(e)(f)
Visual Edge Technology, Inc.		1st Lien Delayed Draw Term Loan	9.75% (3M LIBOR + 8.25%)	8/31/2022			1,976	1,877	(e)(f)
VLS Recovery Services, LLC		1st Lien Revolver	6.50% (1M LIBOR + 5.50%)	10/17/2024			622	53	(e)(h)
VLS Recovery Services, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	10/17/2024			974	974	(e)(f)
VLS Recovery Services, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	10/17/2024			3,912	3,912	(e)
VLS Recovery Services, LLC		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.50%)	10/17/2024			1,157	1,157	(e)
VLS Recovery Services, LLC		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.50%)	10/17/2024			43	43	(e)(f)
VLS Recovery Services, LLC		1st Lien Delayed Draw Term Loan		10/17/2024			1,385	—	(e)(h)
XSYS Global	Germany	1st Lien Term Loan		11/4/2028			€5,000	5,691	(i)
								203,620		10.55%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Consumer Durables & Apparel
Centric Brands LLC		1st Lien Revolver	6.50% (3M LIBOR + 5.50%)	10/9/2024			$269	$79	(e)(h)
Centric Brands LLC		1st Lien Term Loan	10.00% (3M LIBOR + 10.00%)	10/9/2025			2,309	2,286	(e)
DRS Holdings III, Inc.		1st Lien Revolver		11/1/2025			173	—	(e)(h)
DRS Holdings III, Inc.		1st Lien Term Loan	6.75% (1M LIBOR + 5.75%)	11/1/2025			15,694	15,694	(e)(f)
Installed Building Products, Inc		1st Lien Term Loan		12/14/2028			5,000	5,000	(i)
MSG National Properties, LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.25%)	11/12/2025			743	757	(e)
Rawlings Sporting Goods Company, Inc.		1st Lien Revolver	4.75% (1M LIBOR + 3.75%)	12/31/2025			1	1	(e)(h)
Rawlings Sporting Goods Company, Inc.		1st Lien Term Loan	7.75% (3M LIBOR + 6.75%)	12/31/2026			6,729	6,729	(e)(f)
TGP Holdings III LLC		1st Lien Term Loan	4.25% (3M LIBOR + 3.50%)	6/29/2028			7,308	7,268
TGP Holdings III LLC		1st Lien Delayed Draw Term Loan		6/29/2028			964	(5	)(h)
								37,809		1.96%
Consumer Services
A.U.L. Corp.		1st Lien Revolver		6/5/2023			1	—	(e)(h)
A.U.L. Corp.		1st Lien Term Loan	5.50% (1M LIBOR + 4.50%)	6/5/2023			28	28	(e)(f)
Aimbridge Acquisition Co., Inc.		2nd Lien Term Loan	7.60% (1M LIBOR + 7.50%)	2/1/2027			4,788	4,549	(e)(f)
Alterra Mountain Company		1st Lien Term Loan	4.00% (1M LIBOR + 3.50%)	8/17/2028			2,886	2,878
American Residential Services L.L.C.		1st Lien Revolver		10/15/2025			1	—	(e)(h)
American Residential Services L.L.C.		2nd Lien Term Loan	9.50% (3M LIBOR + 8.50%)	10/16/2028			8,314	8,314	(e)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Apollo Finco	Belgium	1st Lien Term Loan		10/19/2028				€5,000	$5,486	(i)
Aspris Bidco Limited	United Kingdom	1st Lien Term Loan	6.42% (SONIA + 6.25%)	8/23/2028				£3,234	4,378	(e)(f)
Aspris Bidco Limited	United Kingdom	1st Lien Term Loan		8/23/2028				£1,406	—	(e)(h)
Belron Finance 2019 LLC		1st Lien Term Loan	2.44% (3M LIBOR + 2.25%)	10/30/2026				1,284	1,274
Caesars Resort Collection, LLC		1st Lien Term Loan	3.59% (1M LIBOR + 3.50%)	7/21/2025				2,106	2,105
Canopy Bidco Limited	United Kingdom	1st Lien Term Loan	7.75% (3M GBP LIBOR + 7.25%)	12/18/2024				£509	689	(e)(f)
Canopy Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.75% (3M GBP LIBOR + 7.25%)	12/18/2024				£502	178	(e)(f)(h)
CC Fly Holding II A/S	Denmark	1st Lien Term Loan	9.22% (3M CIBOR + 8.25%)	5/9/2025			DKK	626	88	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Delayed Draw Term Loan	8.75% (3M CIBOR + 8.25%)	5/9/2025			DKK	4,823	664	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Delayed Draw Term Loan	9.22% (3M CIBOR + 8.25%)	5/9/2025			DKK	2,975	394	(e)(f)(h)
Entain PLC	Isle Of Man	1st Lien Term Loan	3.00% (3M LIBOR + 2.50%)	3/29/2027				4,975	4,958
Equinox Holdings Inc.		1st Lien Term Loan	4.00% (3M LIBOR + 3.00%)	3/8/2024				2,573	2,438
Equinox Holdings Inc.		2nd Lien Term Loan	8.00% (3M LIBOR + 7.00%)	9/6/2024				5,736	5,109
Essential Services Holding Corporation		1st Lien Revolver		11/17/2025				1,560	—	(e)(h)
Essential Services Holding Corporation		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	11/16/2026				9,717	9,717	(e)(f)
Essential Services Holding Corporation		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 5.75%)	11/16/2026				22,105	22,105	(e)
Essential Services Holding Corporation		1st Lien Delayed Draw Term Loan		11/16/2026				8,146	—	(e)(h)
EuroParcs Topholding B.V.	Netherlands	1st Lien Term Loan	5.75% (3M EURIBOR + 5.75%)	7/3/2026				€2,652	3,020	(e)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
EuroParcs Topholding B.V.	Netherlands	1st Lien Delayed Draw Term Loan	5.75% (3M EURIBOR + 5.75%)	7/3/2026				€313	$356	(e)
EuroParcs Topholding B.V.	Netherlands	1st Lien Delayed Draw Term Loan	6.25% (3M EURIBOR + 6.25%)	7/3/2026				€2,830	3,221	(e)(h)
Flutter Entertainment plc	Ireland	1st Lien Term Loan	2.38% (3M LIBOR + 2.25%)	7/21/2026				4,978	4,956
Goldcup 16786 AB	Sweden	1st Lien Delayed Draw Term Loan	7.00% (6M STIBOR + 6.50%)	8/18/2025			SEK	10,000	1,107	(e)(f)
Horizon Bidco S.A.S.	France	1st Lien Term Loan	6.75% (6M EURIBOR + 6.75%)	10/2/2028				€6,010	6,842	(e)(f)
Horizon Bidco S.A.S.	France	1st Lien Term Loan	6.80% (SONIA + 6.75%)	10/2/2028				£9,567	12,949	(e)(f)
Horizon Bidco S.A.S.	France	1st Lien Term Loan		10/2/2028				€3,082	—	(e)(f)(h)
IRB Holding Corp.		1st Lien Term Loan	3.75% (6M LIBOR + 2.75%)	2/5/2025				8,004	7,985
IRB Holding Corp.		1st Lien Term Loan	4.25% (3M LIBOR + 3.25%)	12/15/2027				3,656	3,653
Jim N Nicks Management LLC		1st Lien Revolver	6.25% (3M LIBOR + 5.25%)	7/10/2023				1	1	(e)(h)
Jim N Nicks Management LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.25%)	7/10/2023				48	48	(e)(f)
KeyStone Sub-Debt HoldCo, LLC		1st Lien Term Loan	10.00% (3M LIBOR + 10.00%)	1/20/2027				1,075	1,043	(e)(g)
Learning Care Group (US) No. 2 Inc.		1st Lien Term Loan	4.25% (3M LIBOR + 3.25%)	3/13/2025				216	211
Learning Care Group (US) No. 2 Inc.		1st Lien Term Loan	9.50% (3M LIBOR + 8.50%)	3/13/2025				985	983
Len The Plumber, LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	2/17/2026				1,192	1,180	(e)(f)
LGDN Finco Limited	United Kingdom	1st Lien Revolver		7/9/2027				£100	—	(e)(h)
LGDN Finco Limited	United Kingdom	1st Lien Term Loan	7.80% (SONIA + 7.75%)	7/9/2027				£641	868	(e)
LGDN Finco Limited	United Kingdom	1st Lien Term Loan	7.80% (SONIA + 7.75%)	9/6/2027				£1,282	764	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
LGDN Finco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.80% (SONIA + 7.75%)	7/9/2027				£359	$486	(e)(f)
LSP HoldCo, LLC		1st Lien Revolver		10/7/2026				127	(3	)(e)(h)
LSP HoldCo, LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	10/7/2026				907	898	(e)(f)
LSP HoldCo, LLC		1st Lien Delayed Draw Term Loan		10/7/2026				1,994	(20	)(e)(h)
MC Plato Bidco Limited	United Kingdom	1st Lien Term Loan	6.33% (SONIA + 6.00%)	8/17/2028				£5,702	7,717	(e)(f)
MC Plato Bidco Limited	United Kingdom	1st Lien Term Loan		8/17/2028				£1,188	—	(e)(h)
Mister Car Wash Holdings, Inc.		1st Lien Term Loan	3.10% (1M LIBOR + 3.00%)	5/14/2026				4,681	4,652	(i)
Movati Athletic (Group) Inc.	Canada	1st Lien Term Loan	7.45% (3M CDOR + 6.00%)	10/5/2024			CAD	253	184	(e)(f)(g)
Movati Athletic (Group) Inc.	Canada	1st Lien Delayed Draw Term Loan	7.45% (3M CDOR + 6.00%)	10/5/2024			CAD	184	134	(e)(g)
Redwood Services, LLC		1st Lien Revolver	9.25% (PRIME + 6.00%)	12/31/2025				158	35	(e)(h)
Redwood Services, LLC		1st Lien Term Loan	8.00% (3M LIBOR + 7.00%)	12/31/2025				793	793	(e)
Redwood Services, LLC		1st Lien Delayed Draw Term Loan	8.00% (3M LIBOR + 7.00%)	12/31/2025				2,796	1,383	(e)(h)
Safe Home Security, Inc.		1st Lien Term Loan	8.25% (1M LIBOR + 7.25%)	8/5/2024				1,300	1,300	(e)(f)
Safe Home Security, Inc.		1st Lien Delayed Draw Term Loan	8.25% (1M LIBOR + 7.25%)	8/5/2024				287	41	(e)(h)
Service Logic Acquisition, Inc.		1st Lien Revolver		10/30/2025				1,007	(12	)(e)(h)
Service Logic Acquisition, Inc.		1st Lien Term Loan	4.75% (3M LIBOR + 4.00%)	10/29/2027				6,008	5,985	(e)
Service Logic Acquisition, Inc.		1st Lien Delayed Draw Term Loan		10/29/2027				498	(2	)(e)(h)
St. George's University Scholastic Services LLC		1st Lien Term Loan	3.37% (3M LIBOR + 3.25%)	7/17/2025				2,463	2,451	(i)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Sunshine Cadence HoldCo, LLC		1st Lien Term Loan	4.38% (3M LIBOR + 4.25%)	3/23/2027			$1,064	$989	(e)
Sunshine Cadence HoldCo, LLC		2nd Lien Term Loan	8.51% (3M LIBOR + 8.38%)	3/23/2028			383	330	(e)
Sunshine Sub, LLC		1st Lien Revolver		5/28/2024			144	—	(e)(h)
Sunshine Sub, LLC		1st Lien Term Loan	5.75% (1M LIBOR + 4.75%)	5/28/2024			692	692	(e)(f)
Sunshine Sub, LLC		1st Lien Delayed Draw Term Loan	5.75% (1M LIBOR + 4.75%)	5/28/2024			407	407	(e)
SV-Burton Holdings, LLC		1st Lien Revolver		12/6/2027			555	(11	)(e)(h)
SV-Burton Holdings, LLC		1st Lien Term Loan	6.50% (1M LIBOR + 5.50%)	12/6/2027			3,233	3,200	(e)(f)
SV-Burton Holdings, LLC		1st Lien Delayed Draw Term Loan	6.50% (1M LIBOR + 5.50%)	12/6/2027			1,847	143	(e)(h)
United PF Holdings, LLC		1st Lien Term Loan	4.13% (3M LIBOR + 4.00%)	12/30/2026			2,723	2,623
Whatabrands LLC		1st Lien Term Loan	3.75% (1M LIBOR + 3.25%)	8/3/2028			7,201	7,168
YE Brands Holdings, LLC		1st Lien Revolver		10/18/2027			165	(4	)(e)(h)
YE Brands Holdings, LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.50%)	10/18/2027			1,082	1,071	(e)(f)
								167,169		8.66%
Diversified Financials
Alchemy Copyrights, LLC		1st Lien Term Loan	3.50% (3M LIBOR + 3.00%)	3/10/2028			917	917	(e)
Alpha Luxco 2 Sarl	Luxembourg	1st Lien Delayed Draw Term Loan	6.25% (3M EURIBOR + 5.75%)	1/9/2025			€1,005	1,144	(e)(f)(g)
BCC Blueprint Holdings I, LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.25%)	9/15/2027			7,377	7,303	(e)
Beacon Pointe Harmony, LLC		1st Lien Revolver		12/29/2027			909	(18	)(e)(h)
Beacon Pointe Harmony, LLC		1st Lien Term Loan	6.00% (3M LIBOR + 5.25%)	12/29/2028			6,139	6,077	(e)
Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Beacon Pointe Harmony, LLC		1st Lien Delayed Draw Term Loan		12/29/2028			$3,175	$(32	)(e)(h)
Camelot U.S. Acquisition 1 Co.		1st Lien Term Loan	3.12% (3M LIBOR + 3.00%)	10/30/2026			3,990	3,959	(i)
CD&R Firefly Bidco Limited	United Kingdom	1st Lien Term Loan		6/21/2025			£3,500	4,702	(i)
Delta Topco, Inc.		1st Lien Term Loan	4.50% (3M LIBOR + 3.75%)	12/1/2027			1,464	1,465
Delta Topco, Inc.		2nd Lien Term Loan	8.00% (3M LIBOR + 7.25%)	12/1/2028			4,923	4,943
Driven Holdings, LLC		1st Lien Term Loan		11/17/2028			7,000	6,982	(e)(i)
Eagle Bidco Limited	United Kingdom	1st Lien Term Loan	4.33% (SONIA + 4.25%)	3/20/2028			£2,000	2,691
Freeport LNG investments, LLLP		1st Lien Term Loan	4.00% (3M LIBOR + 3.50%)	11/17/2028			2,000	1,979
Integrated Power Services Holdings, Inc.		2nd Lien Term Loan	8.25% (1M LIBOR + 7.50%)	11/22/2029			4,983	4,884	(e)
IU Finance Management GmbH	Germany	1st Lien Term Loan		12/8/2028			€10,000	11,285	(i)
KREF Holdings X LLC		1st Lien Term Loan	3.69% (3M LIBOR + 3.50%)	9/1/2027			1,299	1,296	(e)
LBM Acquisition LLC		1st Lien Term Loan	4.50% (3M LIBOR + 3.75%)	12/17/2027			8,429	8,346	(i)
LBM Acquisition LLC		1st Lien Delayed Draw Term Loan		12/17/2027			1,502	1,487	(i)
MEDIAN B.V	Netherlands	1st Lien Term Loan		11/3/2027			€5,000	5,607	(i)
Mercury Borrower, Inc.		1st Lien Revolver	5.75% (PRIME + 2.50%)	7/31/2026			470	8	(e)(h)
Mercury Borrower, Inc.		1st Lien Term Loan	4.00% (3M LIBOR + 3.50%)	8/2/2028			5,728	5,698	(i)
Mercury Borrower, Inc.		2nd Lien Term Loan	7.00% (3M LIBOR + 6.50%)	8/2/2029			1,213	1,213	(i)
Monica Holdco (US), Inc.		1st Lien Revolver		1/8/2026			1,009	—	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Monica Holdco (US), Inc.		1st Lien Term Loan	7.25% (3M LIBOR + 6.25%)	1/7/2028				$8,179	$8,179	(e)(f)
NxtGenPay Intressenter BidCo AB	Sweden	1st Lien Term Loan	6.75% (3M STIBOR + 6.75%)	6/30/2025			SEK	5,500	609	(e)
NxtGenPay Intressenter BidCo AB	Sweden	1st Lien Delayed Draw Term Loan	6.75% (3M STIBOR + 6.75%)	6/30/2025			SEK	2,700	299	(e)
Paysafe Group Holdings II Limited		1st Lien Term Loan	3.25% (1M LIBOR + 2.75%)	6/28/2028				1,378	1,336
Pegasus (Bidco) Limited	Jersey	1st Lien Term Loan		12/22/2027				£1,200	—	(e)(h)(i)
Pegasus (Bidco) Limited	Jersey	1st Lien Term Loan		12/22/2028				£2,925	1	(e)(f)(h)(i)
Pegasus (Bidco) Limited	Jersey	1st Lien Delayed Draw Term Loan		12/22/2028				£822	—	(e)(h)(i)
Phoenix Newco, Inc.		1st Lien Term Loan	4.00% (1M LIBOR + 3.50%)	11/15/2028				3,000	2,999
Project Accelerate Parent LLC		1st Lien Term Loan	5.25% (1M LIBOR + 4.25%)	1/2/2025				1,995	1,985	(e)
ProService Finteco Sp. z o.o.	Poland	1st Lien Term Loan		12/3/2027				€2,164	2,464	(e)(f)(i)
ProService Finteco Sp. z o.o.	Poland	1st Lien Term Loan		12/3/2027			PLN	15,023	3,729	(e)(i)
ProService Finteco Sp. z o.o.	Poland	1st Lien Delayed Draw Term Loan		12/3/2027				€451	—	(e)(h)(i)
Redstone HoldCo 2 LP		1st Lien Term Loan	5.50% (3M LIBOR + 4.75%)	4/27/2028				1,307	1,245
SaintMichelCo Limited	Jersey	1st Lien Term Loan	8.25% (3M GBP LIBOR + 7.75%)	9/9/2025				£1,531	2,072	(e)
SaintMichelCo Limited	Jersey	1st Lien Delayed Draw Term Loan	8.25% (3M GBP LIBOR + 7.75%)	9/9/2025				£2,421	3,276	(e)
Summer (BC) Bidco B LLC		1st Lien Term Loan	5.25% (3M LIBOR + 4.50%)	12/4/2026				4,988	4,980
Symbol Bidco I Limited	United Kingdom	1st Lien Delayed Draw Term Loan	6.42% (SONIA + 6.25%)	12/21/2026				£571	773	(e)(f)
Symbol Bidco I Limited	United Kingdom	1st Lien Delayed Draw Term Loan	6.42% (SONIA + 6.25%)	12/21/2026				£429	200	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
TA/WEG Holdings, LLC		1st Lien Revolver	6.75% (3M LIBOR + 5.75%)	10/4/2027			$914	$352	(e)(h)
TA/WEG Holdings, LLC		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	10/4/2027			3,485	3,485	(e)(f)
TA/WEG Holdings, LLC		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 5.75%)	10/4/2027			13,024	13,024	(e)
TA/WEG Holdings, LLC		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 6.25%)	10/4/2027			1,714	912	(e)(h)
The Ultimus Group Midco, LLC		1st Lien Revolver		2/1/2024			396	—	(e)(h)
The Ultimus Group Midco, LLC		1st Lien Term Loan	5.75% (3M LIBOR + 4.75%)	2/1/2026			7,084	7,084	(e)(f)
TK Elevator Midco GmbH	Germany	1st Lien Term Loan	4.00% (6M LIBOR + 3.50%)	7/30/2027			7,455	7,454	(i)
Toscafund Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.33% (SONIA + 7.00%)	4/2/2025			£4,206	5,693	(e)(f)
True Potential LLP	United Kingdom	1st Lien Delayed Draw Term Loan	6.50% (6M GBP LIBOR + 6.00%)	10/16/2026			£2,159	2,981	(e)
True Potential LLP	United Kingdom	1st Lien Delayed Draw Term Loan	6.61% (6M GBP LIBOR + 6.11%)	10/16/2026			£1,943	2,637	(e)
True Potential LLP	United Kingdom	1st Lien Delayed Draw Term Loan	6.61% (6M GBP LIBOR + 6.11%)	10/16/2026			£8,113	11,008	(e)(f)
True Potential LLP	United Kingdom	1st Lien Delayed Draw Term Loan	7.00% (6M GBP LIBOR + 6.50%)	10/16/2026			£2,159	2,981	(e)
UPC Financing Partnership		1st Lien Term Loan	3.11% (1M LIBOR + 3.00%)	1/31/2029			3,000	2,988
Zephyr Bidco Limited	United Kingdom	1st Lien Term Loan	4.93% (1M GBP LIBOR + 4.75%)	7/23/2025			£3,000	4,008
								180,690		9.36%
Energy
Birch Permian, LLC		2nd Lien Term Loan	9.50% (3M LIBOR + 8.00%)	4/12/2023			5,989	5,989	(e)
Cheyenne Petroleum Company Limited Partnership		2nd Lien Term Loan	10.00% (3M LIBOR + 9.00%)	1/10/2024			7,244	7,244	(e)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Halcon Holdings, LLC		1st Lien Term Loan	7.17% (3M LIBOR + 7.00%)	11/24/2025			$12,016	$11,896	(e)
Halcon Holdings, LLC		1st Lien Delayed Draw Term Loan		11/24/2025			2,103	(21	)(e)(h)
								25,108		1.30%
Food & Staples Retailing
Continental Cafe, LLC		1st Lien Revolver		11/30/2027			786	(16	)(e)(h)
Continental Cafe, LLC		1st Lien Term Loan	8.00% (3M LIBOR + 7.00%)	11/30/2027			6,969	6,900	(e)(f)
Continental Cafe, LLC		1st Lien Delayed Draw Term Loan		11/30/2027			2,788	(28	)(e)(h)
DecoPac, Inc.		1st Lien Revolver	7.00% (1M LIBOR + 6.00%)	5/14/2026			2,382	340	(e)(h)
DecoPac, Inc.		1st Lien Term Loan	9.00% (3M LIBOR + 8.00%)	5/15/2028			22,006	22,006	(e)(f)
SFE Intermediate HoldCo LLC		1st Lien Revolver		7/31/2023			2	—	(e)(h)
SFE Intermediate HoldCo LLC		1st Lien Term Loan	5.75% (3M LIBOR + 4.75%)	7/31/2024			2,107	2,107	(e)(f)
								31,309		1.62%
Food & Beverage
Berner Food & Beverage, LLC		1st Lien Revolver	7.50% (1M LIBOR + 6.50%)	7/30/2026			262	105	(e)(h)
Berner Food & Beverage, LLC		1st Lien Term Loan	7.50% (1M LIBOR + 6.50%)	7/30/2027			2,633	2,607	(e)
CHG PPC Parent LLC		2nd Lien Term Loan	7.25% (1M LIBOR + 6.75%)	12/10/2029			3,000	2,970	(e)(f)
Chobani, LLC		1st Lien Term Loan	4.50% (1M LIBOR + 3.50%)	10/25/2027			2,499	2,503
Florida Food Products, LLC		1st Lien Term Loan	5.75% (1M LIBOR + 5.00%)	10/18/2028			1	1	(e)(i)
Florida Food Products, LLC		2nd Lien Term Loan	8.75% (1M LIBOR + 8.00%)	10/18/2029			7,299	7,226	(e)(i)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Hometown Food Company		1st Lien Revolver		8/31/2023			$1	$—	(e)(h)
Hometown Food Company		1st Lien Term Loan	6.25% (1M LIBOR + 5.00%)	8/31/2023			1,022	1,022	(e)(f)
Quirch Foods Holdings, LLC		1st Lien Term Loan	5.50% (1M LIBOR + 4.50%)	10/27/2027			5,391	5,404	(e)
Triton Water Holdings, Inc.		1st Lien Term Loan	4.00% (3M LIBOR + 3.50%)	3/31/2028			7,000	6,917
Watermill Express, LLC		1st Lien Revolver		4/20/2027			275	—	(e)(h)
Watermill Express, LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.25%)	4/20/2027			2,285	2,285	(e)(f)
Watermill Express, LLC		1st Lien Delayed Draw Term Loan		4/20/2027			219	—	(e)(h)
Winebow Holdings, Inc.		1st Lien Term Loan	7.25% (1M LIBOR + 6.25%)	7/1/2025			3,440	3,440	(e)(f)
Woof Holdings, Inc.		1st Lien Term Loan	4.50% (3M LIBOR + 3.75%)	12/21/2027			2,978	2,978
								37,458		1.94%
Healthcare Equipment & Services
Air Methods Corporation		1st Lien Term Loan	4.50% (3M LIBOR + 3.50%)	4/22/2024			1,508	1,429
Athenahealth, Inc.		1st Lien Revolver		2/12/2024			232	—	(e)(h)
Auris Luxembourg III S.a r.l.	Luxembourg	1st Lien Term Loan	3.85% (1M LIBOR + 3.75%)	2/27/2026			2,487	2,465
Auris Luxembourg III S.a r.l.	Luxembourg	1st Lien Term Loan	4.00% (6M EURIBOR + 4.00%)	2/27/2026			€4,000	4,539
Aveanna Healthcare LLC		1st Lien Term Loan	4.25% (3M LIBOR + 3.75%)	7/17/2028			220	219
Aveanna Healthcare LLC		1st Lien Delayed Draw Term Loan		7/17/2028			51	51	(i)
Bearcat Buyer, Inc.		1st Lien Revolver		7/9/2024			580	—	(e)(h)
Bearcat Buyer, Inc.		1st Lien Term Loan	5.25% (3M LIBOR + 4.25%)	7/9/2026			5,454	5,454	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Bearcat Buyer, Inc.		1st Lien Term Loan	5.75% (3M LIBOR + 4.75%)	7/9/2026			$1	$1	(e)
Bearcat Buyer, Inc.		1st Lien Delayed Draw Term Loan	5.25% (3M LIBOR + 4.25%)	7/9/2026			967	967	(e)
Bearcat Buyer, Inc.		1st Lien Delayed Draw Term Loan	5.75% (3M LIBOR + 4.75%)	7/9/2026			1	1	(e)(h)
Bearcat Buyer, Inc.		2nd Lien Term Loan	9.25% (3M LIBOR + 8.25%)	7/9/2027			2,249	2,249	(e)(f)
Bearcat Buyer, Inc.		2nd Lien Term Loan	9.25% (3M LIBOR + 8.25%)	7/9/2027			617	617	(e)
Bearcat Buyer, Inc.		2nd Lien Delayed Draw Term Loan	9.25% (3M LIBOR + 8.25%)	7/9/2027			580	184	(e)(h)
Bearcat Buyer, Inc.		2nd Lien Delayed Draw Term Loan		7/9/2027			726	—	(e)(h)
CEP V I 5 UK Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.16% (3M LIBOR + 7.00%)	2/18/2027			26,654	25,321	(e)(f)
Change Healthcare Holdings LLC		1st Lien Term Loan	3.50% (1M LIBOR + 2.50%)	3/1/2024			7,548	7,539
Comprehensive EyeCare Partners, LLC		1st Lien Revolver	7.00% (3M LIBOR + 5.75%)	2/14/2024			1	—	(e)(h)
Comprehensive EyeCare Partners, LLC		1st Lien Term Loan	7.00% (3M LIBOR + 5.75%)	2/14/2024			981	981	(e)(f)
Comprehensive EyeCare Partners, LLC		1st Lien Delayed Draw Term Loan	7.00% (3M LIBOR + 5.75%)	2/14/2024			758	758	(e)
Convey Health Solutions, Inc.		1st Lien Term Loan	5.50% (1M LIBOR + 4.75%)	9/4/2026			2,698	2,698	(e)(f)
CVP Holdco, Inc.		1st Lien Revolver	8.00% (PRIME + 4.75%)	10/31/2024			326	163	(e)(h)
CVP Holdco, Inc.		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	10/31/2025			3,424	3,424	(e)(f)
CVP Holdco, Inc.		1st Lien Delayed Draw Term Loan	6.75% (1M LIBOR + 5.75%)	10/31/2025			7,730	5,577	(e)(h)
CVP Holdco, Inc.		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 5.75%)	10/31/2025			2,630	2,630	(e)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Electron Bidco Inc.		1st Lien Term Loan	3.75% (3M LIBOR + 3.25%)	11/1/2028			$7,517	$7,492	(i)
Ensemble RCM LLC		1st Lien Term Loan	3.88% (3M LIBOR + 3.75%)	8/3/2026			2,201	2,198
Floss Bidco Limited	United Kingdom	1st Lien Term Loan	7.75% (SONIA + 7.25%)	9/7/2026			£840	1,137	(e)(f)(g)
Floss Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.75% (3M GBP LIBOR + 7.25%)	9/7/2026			£1,211	555	(e)(g)(h)
Global Medical Response Inc		1st Lien Term Loan	5.25% (3M LIBOR + 4.25%)	10/2/2025			6,451	6,427
Global Medical Response Inc		2nd Lien Term Loan	7.50% (3M LIBOR + 6.75%)	12/17/2029			29,366	29,072	(e)
Hanger, Inc.		1st Lien Term Loan	3.60% (1M LIBOR + 3.50%)	3/6/2025			2,946	2,941
JDC Healthcare Management, LLC		1st Lien Term Loan		4/10/2023			119	84	(e)(g)(j)
Kedleston Schools Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.67% (SONIA + 7.50%)	5/31/2024			£1,000	1,354	(e)(f)
MED ParentCo, LP		1st Lien Term Loan	4.34% (1M LIBOR + 4.25%)	8/31/2026			11,596	11,562
Medline Borrower, LP		1st Lien Term Loan	3.75% (1M LIBOR + 3.25%)	10/23/2028			12,199	12,194
NueHealth Performance, LLC		1st Lien Revolver	8.25% (1M LIBOR + 7.25%)	9/27/2023			1	1	(e)
NueHealth Performance, LLC		1st Lien Term Loan	8.25% (1M LIBOR + 7.25%)	9/27/2023			2,144	2,144	(e)(f)
NueHealth Performance, LLC		1st Lien Delayed Draw Term Loan	8.25% (1M LIBOR + 7.25%)	9/27/2023			285	285	(e)(f)
NueHealth Performance, LLC		1st Lien Delayed Draw Term Loan	8.25% (1M LIBOR + 7.25%)	9/27/2023			604	592	(e)(h)
NueHealth Performance, LLC		1st Lien Delayed Draw Term Loan		9/27/2023			566	—	(e)(h)
Olympia Acquisition, Inc.		1st Lien Revolver	8.50% (PRIME + 5.50%)	9/24/2024			641	483	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Olympia Acquisition, Inc.		1st Lien Revolver	8.50% (3M LIBOR + 7.50%)	9/24/2024			$12	$10	(e)
Olympia Acquisition, Inc.		1st Lien Term Loan	8.50% (PRIME + 5.50%)	9/24/2026			2,489	2,041	(e)(f)(g)
Olympia Acquisition, Inc.		1st Lien Term Loan	8.50% (1M LIBOR + 7.50%)	9/24/2026			54	45	(e)(f)
OMH-HealthEdge Holdings, LLC		1st Lien Revolver		10/24/2024			1	—	(e)(h)
OMH-HealthEdge Holdings, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	10/24/2025			2,234	2,234	(e)(f)
Ortho-Clinical Diagnostics, Inc.		1st Lien Term Loan	3.10% (1M LIBOR + 3.00%)	6/30/2025			2,097	2,095
PetVet Care Centers, LLC		1st Lien Term Loan	4.25% (1M LIBOR + 3.50%)	2/14/2025			9,082	9,070
Pluto Acquisition I, Inc.		1st Lien Term Loan	4.18% (3M LIBOR + 4.00%)	6/22/2026			2,458	2,445
Premise Health Holding Corp.		1st Lien Revolver	3.25% (3M LIBOR + 3.25%)	7/10/2023			1	—	(e)(h)
Premise Health Holding Corp.		1st Lien Term Loan	3.65% (3M LIBOR + 3.50%)	7/10/2025			11	11	(e)(f)
Premise Health Holding Corp.		2nd Lien Term Loan	7.63% (3M LIBOR + 7.50%)	7/10/2026			2,000	2,000	(e)(f)
Radnet Management, Inc.		1st Lien Term Loan	3.75% (3M LIBOR + 3.00%)	4/23/2028			2,488	2,485
RegionalCare Hospital Partners Holdings, Inc.		1st Lien Term Loan	3.85% (1M LIBOR + 3.75%)	11/16/2025			2,480	2,475
Rubicone Bidco Limited	United Kingdom	1st Lien Term Loan	7.17% (SONIA + 7.00%)	12/1/2028			£2,722	3,684	(e)(f)
Rubicone Bidco Limited	United Kingdom	1st Lien Term Loan		12/1/2028			£1,667	—	(e)(h)
SiroMed Physician Services, Inc.		1st Lien Revolver		3/26/2024			1	—	(e)(h)
SiroMed Physician Services, Inc.		1st Lien Term Loan	5.75% (1M LIBOR + 4.75%)	3/26/2024			653	561	(e)(f)
Sotera Health Holdings, LLC		1st Lien Term Loan	3.25% (3M LIBOR + 2.75%)	12/11/2026			7,459	7,424

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Symplr Software Inc.		1st Lien Revolver		12/22/2025			$1	$—	(e)(h)
Symplr Software Inc.		1st Lien Term Loan	5.25% (6M LIBOR + 4.50%)	12/22/2027			1	1	(e)
Symplr Software Inc.		2nd Lien Term Loan	8.63% (3M LIBOR + 7.88%)	12/22/2028			10,160	10,160	(e)
Teligent, Inc.		1st Lien Revolver		1/31/2022			—	—	(e)(h)(j)
Teligent, Inc.		1st Lien Term Loan		1/31/2022			127	127	(e)(j)
Teligent, Inc.		1st Lien Delayed Draw Term Loan		1/31/2022			127	74	(e)(h)(j)
Teligent, Inc.		2nd Lien Term Loan		12/29/2022			1,124	426	(e)(j)
Teligent, Inc.		2nd Lien Delayed Draw Term Loan		12/29/2022			696	264	(e)(j)
Therapy Brands Holdings LLC		2nd Lien Term Loan	7.50% (3M LIBOR + 6.75%)	5/18/2029			3,050	3,050	(e)(f)
Therapy Brands Holdings LLC		2nd Lien Delayed Draw Term Loan		5/18/2029			1,284	—	(e)(h)
United Digestive MSO Parent, LLC		1st Lien Revolver		12/14/2023			511	—	(e)(h)
United Digestive MSO Parent, LLC		1st Lien Term Loan	5.00% (3M LIBOR + 4.00%)	12/16/2024			1,422	1,422	(e)(f)
United Digestive MSO Parent, LLC		1st Lien Delayed Draw Term Loan	5.00% (2M LIBOR + 4.00%)	12/16/2024			1,022	1,022	(e)
VPP Intermediate Holdings, LLC		1st Lien Revolver		12/1/2027			315	(6	)(e)(h)
VPP Intermediate Holdings, LLC		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	12/1/2027			1,577	1,561	(e)(f)
VPP Intermediate Holdings, LLC		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 5.75%)	12/1/2027			472	5	(e)(h)
Waystar Technologies, Inc.		1st Lien Term Loan	4.10% (1M LIBOR + 4.00%)	10/22/2026			656	655
WSHP FC Acquisition LLC		1st Lien Revolver	7.00% (1M LIBOR + 6.00%)	3/30/2027			106	21	(e)(h)
WSHP FC Acquisition LLC		1st Lien Term Loan	7.00% (1M LIBOR + 6.00%)	3/30/2027			557	557	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
WSHP FC Acquisition LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	3/30/2027			$2,794	$2,794	(e)(f)
WSHP FC Acquisition LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	3/30/2027			49	49	(e)
WSHP FC Acquisition LLC		1st Lien Delayed Draw Term Loan	7.00% (3M LIBOR + 6.00%)	3/30/2027			167	167	(e)(f)
WSHP FC Acquisition LLC		1st Lien Delayed Draw Term Loan	7.00% (3M LIBOR + 6.00%)	3/30/2027			1,436	1,269	(e)(h)
								205,986		10.68%
Household & Personal Products
CDI Holdings III Corp.		1st Lien Revolver		12/22/2027			410	(8	)(e)(h)
CDI Holdings III Corp.		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	12/22/2027			1,688	1,671	(e)(f)
Foundation Consumer Brands, LLC		1st Lien Revolver		10/1/2026			389	—	(e)(h)
Foundation Consumer Brands, LLC		1st Lien Term Loan	7.38% (3M LIBOR + 6.38%)	10/1/2026			4,729	4,729	(e)(f)
Premier Specialties, Inc.		1st Lien Revolver		8/20/2027			385	(8	)(e)(h)
Premier Specialties, Inc.		1st Lien Term Loan	6.75% (1M LIBOR + 5.75%)	8/20/2027			3,043	3,012	(e)
Premier Specialties, Inc.		1st Lien Delayed Draw Term Loan		8/20/2027			829	(8	)(e)(h)
Sunshine Luxembourg VII S.a r.l.	Luxembourg	1st Lien Term Loan	4.50% (3M LIBOR + 3.75%)	10/1/2026			4,139	4,152	(i)
								13,540		0.70%
Insurance
Acrisure, LLC		1st Lien Term Loan	3.72% (3M LIBOR + 3.50%)	2/15/2027			2,963	2,926
Alliant Holdings Intermediate, LLC		1st Lien Term Loan	4.00% (1M LIBOR + 3.50%)	11/5/2027			1,995	1,991
Amynta Agency Borrower Inc.		1st Lien Term Loan	4.60% (1M LIBOR + 4.50%)	2/28/2025			2,902	2,902	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
AQ Sunshine, Inc.		1st Lien Revolver	7.00% (3M LIBOR + 6.00%)	4/15/2024			$213	$57	(e)(h)
AQ Sunshine, Inc.		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	4/15/2025			1,503	1,503	(e)(f)
AQ Sunshine, Inc.		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	4/15/2025			1,674	1,674	(e)
AQ Sunshine, Inc.		1st Lien Term Loan	7.00% (6M LIBOR + 6.00%)	4/15/2025			3,565	3,565	(e)(f)
AQ Sunshine, Inc.		1st Lien Delayed Draw Term Loan	7.00% (6M LIBOR + 6.00%)	4/15/2025			61	—	(e)(h)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Term Loan	7.50% (6M GBP LIBOR + 6.75%)	7/14/2026			£1,491	2,018	(e)(f)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Term Loan	7.75% (6M EURIBOR + 6.75%)	7/14/2026			€190	216	(e)(f)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delayed Draw Term Loan	6.25% (3M LIBOR + 5.50%)	7/14/2026			16,452	16,452	(e)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delayed Draw Term Loan	7.50% (6M GBP LIBOR + 6.75%)	7/14/2026			£312	422	(e)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delayed Draw Term Loan		7/14/2026			£1	—	(e)(h)
AssuredPartners, Inc.		1st Lien Term Loan	4.00% (1M LIBOR + 3.50%)	2/12/2027			1,397	1,393
Benefytt Technologies, Inc.		1st Lien Term Loan	6.75% (3M LIBOR + 6.00%)	8/12/2027			3,645	3,608	(e)
Benefytt Technologies, Inc.		1st Lien Delayed Draw Term Loan		8/12/2027			911	(9	)(e)(h)
Blackwood Bidco Limited	United Kingdom	1st Lien Term Loan	8.80% (6M LIBOR + 7.55%)	10/8/2026			3,321	3,321	(e)(f)
Blackwood Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.60% (SONIA + 7.55%)	10/8/2026			£2,659	3,599	(e)(f)
Blackwood Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.80% (6M GBP LIBOR + 7.30%)	10/8/2026			£464	628	(e)(f)
Blackwood Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.05% (6M GBP LIBOR + 7.55%)	10/8/2026			£2,319	1,912	(e)(f)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Foundation Risk Partners, Corp.		1st Lien Revolver		10/29/2027			$2,627	$(26	)(e)(h)
Foundation Risk Partners, Corp.		1st Lien Term Loan	6.50% (2M LIBOR + 5.75%)	10/29/2028			16,078	15,917	(e)(f)
Foundation Risk Partners, Corp.		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.75%)	10/29/2028			3,495	1,962	(e)(h)
Galway Borrower LLC		1st Lien Revolver		9/30/2027			969	(19	)(e)(h)
Galway Borrower LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.25%)	9/29/2028			10,602	10,496	(e)
Galway Borrower LLC		1st Lien Delayed Draw Term Loan		9/29/2028			1,600	(16	)(e)(h)
Hammersmith Bidco Limited	United Kingdom	1st Lien Term Loan		12/13/2028			£2,098	29	(e)(h)(i)
Hammersmith Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.94% (1M GBP LIBOR + 7.44%)	9/2/2026			£6,924	8,790	(e)(h)
Hammersmith Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.94% (1M GBP LIBOR + 7.44%)	9/2/2026			£4,112	5,566	(e)(f)
High Street Buyer, Inc.		1st Lien Revolver		4/16/2027			688	(14	)(e)(h)
High Street Buyer, Inc.		1st Lien Term Loan	6.75% (3M LIBOR + 6.00%)	4/14/2028			4,783	4,735	(e)(f)
High Street Buyer, Inc.		1st Lien Delayed Draw Term Loan	6.75% (1M LIBOR + 6.00%)	4/14/2028			2,769	2,741	(e)
High Street Buyer, Inc.		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 6.00%)	4/14/2028			15,132	13,583	(e)(h)
Hub International Ltd		1st Lien Term Loan	4.00% (3M LIBOR + 3.25%)	4/25/2025			1,995	1,993
Jewel Bidco Limited	United Kingdom	1st Lien Revolver	4.05% (SONIA + 4.00%)	1/24/2028			£333	293	(e)(f)(h)
Jewel Bidco Limited	United Kingdom	1st Lien Term Loan	6.55% (SONIA + 6.50%)	7/24/2028			£6,203	8,395	(e)(f)
Jewel Bidco Limited	United Kingdom	1st Lien Term Loan	6.66% (SONIA + 6.50%)	7/24/2028			£3,797	1,611	(e)(h)
JMG Group Investments Limited	United Kingdom	1st Lien Term Loan	5.92% (SONIA + 5.75%)	12/11/2028			£310	419	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
JMG Group Investments Limited	United Kingdom	1st Lien Term Loan		12/11/2028				£1,190	$—	(e)(h)
OneDigital Borrower LLC		1st Lien Term Loan	4.75% (SOFR + 4.25%)	11/16/2027				1,785	1,779
Optio Group Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.25% (6M GBP LIBOR + 7.50%)	3/16/2026				£598	379	(e)(h)
Optio Group Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.25% (6M GBP LIBOR + 7.50%)	3/30/2026				£500	677	(e)(f)
Patriot Growth Insurance Services, LLC		1st Lien Revolver		10/16/2028				250	(5	)(e)(h)
Patriot Growth Insurance Services, LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.50%)	10/16/2028				1,304	1,291	(e)(f)
Patriot Growth Insurance Services, LLC		1st Lien Delayed Draw Term Loan		10/16/2028				501	(5	)(e)(h)
People Corporation	Canada	1st Lien Revolver	7.25% (3M CDOR + 6.25%)	2/18/2027			CAD	898	307	(e)(h)
People Corporation	Canada	1st Lien Term Loan	7.25% (3M CDOR + 6.25%)	2/18/2028			CAD	7,166	5,669	(e)(f)
People Corporation	Canada	1st Lien Delayed Draw Term Loan	6.25% (2M CDOR + 5.50%)	2/18/2028			CAD	4,116	183	(e)(h)
People Corporation	Canada	1st Lien Delayed Draw Term Loan	7.25% (3M CDOR + 6.25%)	2/18/2028			CAD	2,338	1,848	(e)
Project Hammond Bidco Limited	United Kingdom	1st Lien Term Loan	5.67% (SONIA + 5.50%)	12/4/2028				£1,750	2,369	(e)(f)
Project Hammond Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan		12/4/2028				£1,750	—	(e)(h)(i)
Right Choice Holdings Limited	United Kingdom	1st Lien Term Loan	7.75% (6M GBP LIBOR + 7.00%)	6/6/2024				£1,000	1,354	(e)(f)
Right Choice Holdings Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.75% (6M GBP LIBOR + 7.00%)	6/6/2024				£667	902	(e)(f)
RSC Acquisition, Inc.		1st Lien Revolver	7.75% (PRIME + 4.50%)	10/30/2026				1	1	(e)(h)
RSC Acquisition, Inc.		1st Lien Term Loan	6.25% (3M LIBOR + 5.50%)	10/30/2026				3,178	3,178	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Ryan Specialty Group, LLC		1st Lien Term Loan	3.75% (1M LIBOR + 3.00%)	9/1/2027				$988	$986
SCM Insurance Services Inc.	Canada	1st Lien Revolver		8/29/2022			CAD	1	—	(e)(h)
SCM Insurance Services Inc.	Canada	1st Lien Term Loan	6.00% (1M CDOR + 5.00%)	8/29/2024			CAD	120	95	(e)(f)
SCM Insurance Services Inc.	Canada	2nd Lien Term Loan	10.00% (1M CDOR + 9.00%)	3/1/2025			CAD	125	99	(e)
SelectQuote, Inc.		1st Lien Term Loan	5.75% (1M LIBOR + 5.00%)	11/5/2024				7,308	7,308	(e)
SG Acquisition, Inc.		1st Lien Term Loan	5.50% (1M LIBOR + 5.00%)	1/27/2027				2,876	2,876	(e)(f)
Spring Insurance Solutions, LLC		1st Lien Term Loan	7.50% (3M LIBOR + 6.50%)	11/24/2025				3,454	3,315	(e)(f)
Spring Insurance Solutions, LLC		1st Lien Delayed Draw Term Loan	7.50% (3M LIBOR + 6.50%)	11/24/2025				1,151	81	(e)(h)
Staysure Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.00% (3M GBP LIBOR + 7.25%)	7/1/2025				£1,000	1,272	(e)
USI, Inc.		1st Lien Term Loan	3.47% (3M LIBOR + 3.25%)	12/2/2026				6,487	6,437
									167,029		8.66%
Materials
Anchor Packaging, LLC		1st Lien Term Loan	4.10% (1M LIBOR + 4.00%)	7/18/2026				3,132	3,093
Aruba Investments, Inc.		2nd Lien Term Loan	8.50% (3M LIBOR + 7.75%)	11/24/2028				3,000	3,005
ASP-R-Pac Acquisition Co LLC		1st Lien Revolver	6.75% (3M LIBOR + 6.00%)	12/29/2027				839	151	(e)(h)
ASP-R-Pac Acquisition Co LLC		1st Lien Term Loan	6.75% (3M LIBOR + 6.00%)	12/29/2027				6,244	6,182	(e)(f)
Berlin Packaging L.L.C.		1st Lien Term Loan	3.75% (3M LIBOR + 3.25%)	3/11/2028				4,028	3,991
Berlin Packaging L.L.C.		1st Lien Term Loan	4.25% (1M LIBOR + 3.75%)	3/11/2028				4,702	4,692

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
DCG Acquisition Corp.		1st Lien Term Loan	4.60% (1M LIBOR + 4.50%)	9/30/2026			$5,293	$5,280	(e)
Groupe Solmax Inc.	Canada	1st Lien Term Loan	5.50% (1M LIBOR + 4.75%)	5/29/2028			1,300	1,295
IntraPac Canada Corporation	Canada	1st Lien Term Loan	6.25% (3M LIBOR + 5.50%)	1/11/2026			794	794	(e)(f)
IntraPac International LLC		1st Lien Revolver	6.25% (3M LIBOR + 5.50%)	1/11/2025			415	135	(e)(h)
IntraPac International LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.50%)	1/11/2026			4,318	4,318	(e)(f)
Kleopatra Finco S.a r.l.	Luxembourg	1st Lien Term Loan	4.75% (6M EURIBOR + 4.75%)	2/12/2026			€3,800	4,195
Mauser Packaging Solutions Holding Company		1st Lien Term Loan	3.35% (1M LIBOR + 3.25%)	4/3/2024			2,720	2,681
Nelipak European Holdings Cooperatief U.A.	Netherlands	1st Lien Revolver		7/2/2024			€582	—	(e)(h)
Nelipak European Holdings Cooperatief U.A.	Netherlands	1st Lien Term Loan	4.50% (3M EURIBOR + 4.50%)	7/2/2026			€806	917	(e)(f)
Nelipak Holding Company		1st Lien Revolver	5.25% (3M LIBOR + 4.25%)	7/2/2024			605	253	(e)(h)
Nelipak Holding Company		1st Lien Term Loan	5.25% (3M LIBOR + 4.25%)	7/2/2026			2,969	2,969	(e)(f)
Novipax Buyer, L.L.C.		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	12/1/2026			4,344	4,344	(e)(f)
PAKNK Netherlands Treasury B.V.	Netherlands	1st Lien Term Loan	4.50% (3M EURIBOR + 4.50%)	7/2/2026			€5,254	5,981	(e)(f)
Plaskolite PPC Intermediate II LLC		2nd Lien Term Loan	8.00% (3M LIBOR + 7.00%)	12/14/2026			2,960	2,960	(e)(f)
Pregis TopCo LLC		1st Lien Term Loan	4.09% (1M LIBOR + 4.00%)	7/31/2026			3,876	3,856
Pregis TopCo LLC		1st Lien Term Loan	4.50% (1M LIBOR + 4.00%)	7/31/2026			1,292	1,284
Pretium PKG Holdings, Inc.		1st Lien Term Loan	4.50% (6M LIBOR + 4.00%)	10/2/2028			6,034	6,017	(i)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Pretium PKG Holdings, Inc.		2nd Lien Term Loan	7.25% (3M LIBOR + 6.75%)	10/1/2029			$1,025	$1,020
Trident TPI Holdings, Inc.		1st Lien Term Loan	4.25% (3M LIBOR + 3.25%)	10/17/2024			3,019	3,016
Trident TPI Holdings, Inc.		1st Lien Term Loan	4.50% (3M LIBOR + 4.00%)	9/15/2028			7,687	7,673	(i)
Trident TPI Holdings, Inc.		1st Lien Delayed Draw Term Loan	4.50% (3M LIBOR + 4.00%)	9/15/2028			1,092	438	(h)(i)
								80,540		4.17%
Media & Entertainment
Aventine Intermediate LLC		1st Lien Term Loan	6.75% (3M LIBOR + 6.00%)	6/18/2027			2,029	2,009	(e)(f)
Aventine Intermediate LLC		1st Lien Delayed Draw Term Loan		6/18/2027			812	(8	)(e)(h)
AVSC Holding Corp.		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	10/15/2026			2,026	1,876
Diamond Sports Group, LLC		1st Lien Term Loan	3.35% (1M LIBOR + 3.25%)	8/24/2026			1,104	509
Global Music Rights, LLC		1st Lien Revolver		8/27/2027			473	(9	)(e)(h)
Global Music Rights, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.75%)	8/28/2028			5,018	4,967	(e)
Gray Television, Inc.		1st Lien Term Loan		12/1/2028			4,597	4,570	(i)
MMax Investment Partners, Inc.		1st Lien Term Loan	10.00% (3M LIBOR + 10.00%)	1/19/2026			550	495	(e)(g)
Nexstar Broadcasting Inc		1st Lien Term Loan	2.60% (1M LIBOR + 2.50%)	9/18/2026			5,000	4,986
Production Resource Group, LLC		1st Lien Term Loan	9.75% (3M LIBOR + 9.50%)	8/21/2024			691	691	(e)(g)
Production Resource Group, LLC		1st Lien Delayed Draw Term Loan	6.00% (3M LIBOR + 5.00%)	8/21/2024			443	395	(e)(h)
Production Resource Group, LLC		1st Lien Delayed Draw Term Loan	8.50% (3M LIBOR + 7.50%)	8/21/2024			17	17	(e)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Renaissance Holding Corp.		1st Lien Term Loan	3.35% (1M LIBOR + 3.25%)	5/30/2025				$4,624	$4,576	(i)
Rugby Australia Ltd	Australia	1st Lien Term Loan	7.75% (3M BBSY + 7.00%)	3/31/2027			AUD	1,250	900	(e)
Rugby Australia Ltd	Australia	1st Lien Delayed Draw Term Loan		3/31/2027			AUD	1,250	(8	)(e)(h)
Storm Investment S.a.r.l.	Luxembourg	1st Lien Term Loan	3.75%	6/22/2029				€9,193	10,466	(e)
The E.W. Scripps Company		1st Lien Term Loan	3.75% (1M LIBOR + 3.00%)	1/7/2028				1,977	1,975
UFC Holdings, LLC		1st Lien Term Loan	3.50% (6M LIBOR + 2.75%)	4/29/2026				6,476	6,440	(i)
Univision Communications Inc		1st Lien Term Loan	3.75% (1M LIBOR + 2.75%)	3/15/2024				1,700	1,698	(i)
									46,545		2.41%
Pharmaceuticals, Biotechnology & Life Sciences
Aspire Bidco Limited	Jersey	1st Lien Revolver		3/3/2028				£500	—	(e)(h)
Aspire Bidco Limited	Jersey	1st Lien Term Loan	6.80% (SONIA + 6.75%)	3/3/2028				£1,200	1,624	(e)(f)
Aspire Bidco Limited	Jersey	1st Lien Term Loan	6.80% (SONIA + 6.75%)	9/4/2028				£3,559	4,817	(e)(f)
Aspire Bidco Limited	Jersey	1st Lien Term Loan		3/3/2028				£700	—	(e)(h)
Aspire Bidco Limited	Jersey	1st Lien Term Loan		9/4/2028				£1,941	—	(e)(h)
Cambrex Corporation		1st Lien Term Loan	4.25% (1M LIBOR + 3.50%)	12/4/2026				4,429	4,427
Cobalt Buyer Sub, Inc.		1st Lien Revolver	5.25% (3M LIBOR + 5.25%)	10/1/2027				895	72	(e)(h)
Cobalt Buyer Sub, Inc.		1st Lien Term Loan	6.00% (3M LIBOR + 5.25%)	10/2/2028				7,427	7,353	(e)
Cobalt Buyer Sub, Inc.		1st Lien Delayed Draw Term Loan		10/2/2028				2,476	(25	)(e)(h)
Da Vinci Purchaser Corp.		1st Lien Term Loan	5.00% (1M LIBOR + 4.00%)	1/8/2027				5,394	5,392
Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Icon Public Limited Company	Ireland	1st Lien Term Loan	2.75% (3M LIBOR + 2.25%)	7/3/2028			$2,028	$2,028
Jazz Financing Lux S.a.r.l.	Luxembourg	1st Lien Term Loan	4.00% (1M LIBOR + 3.50%)	5/5/2028			2,488	2,496
NMC Skincare Intermediate Holdings II, LLC		1st Lien Revolver	6.00% (1M LIBOR + 5.00%)	10/31/2024			333	223	(e)(h)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Term Loan	6.00% (1M LIBOR + 5.00%)	10/31/2024			1,940	1,921	(e)(f)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Delayed Draw Term Loan	6.00% (1M LIBOR + 5.00%)	10/31/2024			654	647	(e)
North American Science Associates, LLC		1st Lien Revolver	5.25% (3M LIBOR + 4.50%)	3/15/2027			1	1	(e)(h)
North American Science Associates, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.75%)	9/15/2027			7,053	7,053	(e)(f)
North American Science Associates, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.75%)	9/15/2027			4,147	4,147	(e)
North American Science Associates, LLC		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.75%)	9/15/2027			1,006	1,006	(e)
North American Science Associates, LLC		1st Lien Delayed Draw Term Loan		9/15/2027			916	—	(e)(h)
Organon & Co.		1st Lien Term Loan	3.50% (3M LIBOR + 3.00%)	6/2/2028			4,993	4,994
PROTON JVCO S.A R.L.	Luxembourg	1st Lien Term Loan	7.50% (6M EURIBOR + 7.25%)	11/10/2026			€1,667	1,897	(e)(f)
PROTON JVCO S.A R.L.	Luxembourg	1st Lien Term Loan		11/10/2026			€833	—	(e)(h)
TerSera Therapeutics LLC		1st Lien Term Loan	6.60% (3M LIBOR + 5.60%)	3/30/2025			48	48	(e)(f)
								50,121		2.60%
Retailing
Atlas Intermediate III, L.L.C.		1st Lien Revolver		4/29/2025			264	—	(e)(h)
Atlas Intermediate III, L.L.C.		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	4/29/2025			1,845	1,845	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Atlas Intermediate III, L.L.C.		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.50%)	4/29/2025			$404	$404	(e)
Autokiniton US Holdings, Inc.		1st Lien Term Loan	5.00% (12M LIBOR + 4.50%)	4/6/2028			3,102	3,104
Bamboo Purchaser, Inc.		1st Lien Revolver	3.00% (3M LIBOR + 2.50%)	11/5/2026			1	—	(e)(h)
Bamboo Purchaser, Inc.		1st Lien Term Loan	6.75% (3M LIBOR + 6.00%)	11/5/2027			3,554	3,519	(e)(f)
Bamboo Purchaser, Inc.		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 6.00%)	11/5/2027			836	410	(e)(h)
BCP V Modular Services Holdings IV Limited	United Kingdom	1st Lien Term Loan		10/7/2028			€2,133	2,426	(i)
Grab Holdings, Inc.	Singapore	1st Lien Term Loan	5.50% (3M LIBOR + 4.50%)	1/29/2026			6,502	6,510
Hoya Midco, LLC		1st Lien Term Loan	4.50% (1M LIBOR + 3.50%)	6/30/2024			4,303	4,298	(i)
Marcone Yellowstone Buyer Inc.		1st Lien Term Loan	6.25% (3M LIBOR + 5.50%)	6/23/2028			8,420	8,336	(e)(f)
Marcone Yellowstone Buyer Inc.		1st Lien Term Loan		6/23/2028			2,500	2,475	(e)(f)(i)
Marcone Yellowstone Buyer Inc.		1st Lien Delayed Draw Term Loan	6.25% (3M LIBOR + 5.50%)	6/23/2028			2,790	2,762	(e)
Marcone Yellowstone Buyer Inc.		1st Lien Delayed Draw Term Loan		6/23/2028			800	792	(e)(i)
Moon Valley Nursery of Arizona Retail, LLC		1st Lien Revolver	4.50% (1M LIBOR + 3.50%)	10/8/2026			1	—	(e)(h)
Moon Valley Nursery of Arizona Retail, LLC		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	10/8/2027			8,408	8,324	(e)
Moon Valley Nursery of Arizona Retail, LLC		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 5.75%)	10/8/2027			2,002	300	(e)(h)
Pug LLC		1st Lien Term Loan	4.75% (1M LIBOR + 4.25%)	2/12/2027			2,048	2,036
Reddy Ice LLC		1st Lien Revolver		7/1/2024			955	—	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Reddy Ice LLC		1st Lien Term Loan	7.50% (3M LIBOR + 6.50%)	7/1/2025			$7,264	$7,264	(e)(f)
Reddy Ice LLC		1st Lien Delayed Draw Term Loan	7.50% (1M LIBOR + 6.50%)	7/1/2025			1,461	1,456	(e)(h)
Reddy Ice LLC		1st Lien Delayed Draw Term Loan	7.50% (2M LIBOR + 6.50%)	7/1/2025			551	551	(e)
Reddy Ice LLC		1st Lien Delayed Draw Term Loan	7.50% (3M LIBOR + 6.50%)	7/1/2025			686	686	(e)
Saldon Holdings, Inc.		1st Lien Revolver		3/13/2024			381	—	(e)(h)
Saldon Holdings, Inc.		1st Lien Term Loan	6.65% (1M LIBOR + 5.65%)	3/13/2025			7,147	7,147	(e)(f)
SCIH Salt Holdings Inc.		1st Lien Term Loan	4.75% (3M LIBOR + 4.00%)	3/16/2027			5,611	5,550	(i)
Sweetwater Borrower, LLC		1st Lien Term Loan	5.50% (1M LIBOR + 4.75%)	8/7/2028			385	385	(e)
US Salt Investors, LLC		1st Lien Revolver		7/20/2026			679	(14	)(e)(h)
US Salt Investors, LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.50%)	7/19/2028			6,027	5,967	(e)(f)
								76,533		3.97%
Software & Services
2U, Inc.		1st Lien Term Loan	6.50% (1M LIBOR + 5.75%)	12/30/2024			7,732	7,732	(e)(f)
AffiniPay Midco, LLC		1st Lien Revolver		3/2/2026			766	—	(e)(h)
AffiniPay Midco, LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.00%)	3/2/2026			9,791	9,791	(e)(f)
Anaqua Parent Holdings, Inc.		1st Lien Revolver		10/10/2025			231	—	(e)(h)
Anaqua Parent Holdings, Inc.		1st Lien Term Loan	6.25% (6M EURIBOR + 6.25%)	4/10/2026			€665	757	(e)
Anaqua Parent Holdings, Inc.		1st Lien Term Loan	7.00% (6M LIBOR + 6.00%)	4/10/2026			3,796	3,796	(e)(f)
Anaqua Parent Holdings, Inc.		1st Lien Delayed Draw Term Loan		4/10/2026			523	—	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
APG Intermediate Holdings Corporation		1st Lien Revolver	6.75% (3M LIBOR + 5.25%)	1/3/2025			$1	$—	(e)(h)
APG Intermediate Holdings Corporation		1st Lien Term Loan	6.75% (3M LIBOR + 5.25%)	1/3/2025			997	997	(e)
APG Intermediate Holdings Corporation		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 5.25%)	1/3/2025			59	59	(e)
Applied Systems, Inc.		1st Lien Term Loan	3.75% (3M LIBOR + 3.25%)	9/19/2024			8,565	8,556
Applied Systems, Inc.		2nd Lien Term Loan	6.25% (3M LIBOR + 5.50%)	9/19/2025			989	995
Appriss Health, LLC		1st Lien Revolver		5/6/2027			212	—	(e)(h)
Appriss Health, LLC		1st Lien Term Loan	8.25% (3M LIBOR + 7.25%)	5/6/2027			2,912	2,912	(e)
Apttus Corporation		1st Lien Term Loan	5.00% (3M LIBOR + 4.25%)	5/8/2028			2,947	2,950
Asurion, LLC		1st Lien Term Loan	3.10% (1M LIBOR + 3.00%)	11/3/2024			2,498	2,485
Asurion, LLC		1st Lien Term Loan	3.35% (1M LIBOR + 3.25%)	12/23/2026			1,023	1,015
Asurion, LLC		1st Lien Term Loan	3.35% (1M LIBOR + 3.25%)	7/31/2027			2,124	2,109
Asurion, LLC		2nd Lien Term Loan	5.35% (1M LIBOR + 5.25%)	1/31/2028			570	572
Asurion, LLC		2nd Lien Term Loan	5.35% (1M LIBOR + 5.25%)	1/20/2029			7,000	6,966
Atlanta Bidco Limited	United Kingdom	1st Lien Term Loan	7.75% (6M EURIBOR + 7.00%)	8/23/2024			€1,000	1,116	(e)(f)
Avaya Inc.		1st Lien Term Loan	4.36% (1M LIBOR + 4.25%)	12/15/2027			680	681
Banyan Software Holdings, LLC		1st Lien Revolver	7.75% (2M LIBOR + 6.75%)	10/30/2025			471	189	(e)(h)
Banyan Software Holdings, LLC		1st Lien Term Loan	7.75% (3M LIBOR + 6.75%)	10/30/2026			3,556	3,556	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Banyan Software Holdings, LLC		1st Lien Delayed Draw Term Loan	7.75% (3M LIBOR + 6.75%)	10/30/2026				$1,526	$722	(e)(h)
Banyan Software Holdings, LLC		1st Lien Delayed Draw Term Loan		10/30/2026				3,602	—	(e)(h)
Bock Capital Bidco B.V.		1st Lien Term Loan	4.00% (3M EURIBOR + 4.00%)	6/29/2028				€10,000	11,381
Businessolver.com, Inc.		1st Lien Term Loan	6.50% (1M LIBOR + 5.75%)	12/1/2027				4,445	4,400	(e)(f)
Businessolver.com, Inc.		1st Lien Delayed Draw Term Loan		12/1/2027				1,197	(12	)(e)(h)
BYJU's Alpha, Inc.		1st Lien Term Loan		11/24/2026				3,999	4,037	(i)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	7.63% (1M EURIBOR + 7.63%)	4/30/2026				€2,954	3,364	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	7.63% (1M STIBOR + 7.63%)	4/30/2026			SEK	4,210	466	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	8.50% (1M NIBOR + 7.63%)	4/30/2026			NOK	2,551	290	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Delayed Draw Term Loan	7.63% (1M CIBOR + 7.63%)	4/30/2026			DKK	22,065	3,378	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Delayed Draw Term Loan	7.63% (1M CIBOR + 7.63%)	4/30/2026			DKK	45,968	966	(e)(h)
Cardinal Parent, Inc.		1st Lien Revolver	6.75% (PRIME + 3.50%)	11/12/2025				1	—	(e)(h)
Cardinal Parent, Inc.		2nd Lien Term Loan	8.50% (3M LIBOR + 7.75%)	11/13/2028				8,634	8,634	(e)(f)
Cast & Crew Payroll, LLC		1st Lien Term Loan	3.59% (1M LIBOR + 3.50%)	2/9/2026				2,945	2,941
CCC Intelligent Solutions, Inc.		1st Lien Term Loan	3.00% (3M LIBOR + 2.50%)	9/21/2028				2,020	2,017
CED Group Holding B.V.	Netherlands	1st Lien Delayed Draw Term Loan	6.00% (3M EURIBOR + 6.00%)	12/9/2025				€336	382	(e)(f)
Confirmasoft AB	Sweden	1st Lien Delayed Draw Term Loan	6.75% (3M EURIBOR + 6.75%)	6/3/2027				€1,995	2,271	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Confirmasoft AB	Sweden	1st Lien Delayed Draw Term Loan	6.75% (3M EURIBOR + 6.75%)	6/3/2027			€1,505	$634	(e)(h)
Consilio Midco Limited	United Kingdom	1st Lien Revolver		5/26/2028			123	(2	)(e)(h)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	6.25% (3M EURIBOR + 6.25%)	5/26/2028			€2,024	2,281	(e)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	5/26/2028			6,875	6,806	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 5.75%)	5/26/2028			2,572	1,697	(e)(h)
Consilio Midco Limited	United Kingdom	1st Lien Delayed Draw Term Loan		5/26/2028			€386	(4	)(e)(h)
Cority Software Inc.	Canada	1st Lien Revolver		7/2/2025			231	—	(e)(h)
Cority Software Inc.	Canada	1st Lien Term Loan	6.00% (3M LIBOR + 5.00%)	7/2/2026			1,737	1,737	(e)(f)
Cority Software Inc.	Canada	1st Lien Term Loan	6.00% (3M LIBOR + 5.00%)	7/2/2026			130	130	(e)
Cornerstone OnDemand, Inc.		1st Lien Revolver		10/15/2026			100	(10	)(e)(h)
Cornerstone OnDemand, Inc.		2nd Lien Term Loan		10/15/2029			17,522	17,259	(e)(i)
Cvent, Inc.		1st Lien Term Loan	3.84% (1M LIBOR + 3.75%)	11/29/2024			1,248	1,245
Datix Bidco Limited	United Kingdom	1st Lien Term Loan	4.18% (6M LIBOR + 4.00%)	4/28/2025			2,851	2,851	(e)(f)
Denali Holdco LLC		1st Lien Revolver		9/15/2027			592	(12	)(e)(h)
Denali Holdco LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	9/15/2027			4,118	4,077	(e)
Diligent Corporation		1st Lien Revolver		8/4/2025			513	—	(e)(h)
Diligent Corporation		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	8/4/2025			2,256	2,256	(e)(f)
Diligent Corporation		1st Lien Term Loan	7.25% (3M LIBOR + 6.25%)	8/4/2025			188	188	(e)
Diligent Corporation		1st Lien Term Loan	7.25% (3M LIBOR + 6.25%)	8/4/2025			3,051	3,051	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Diligent Corporation		1st Lien Delayed Draw Term Loan		8/4/2025				$687	$—	(e)(h)
Doxim Inc.		1st Lien Term Loan	7.75% (1M LIBOR + 6.75%)	2/28/2024				3,422	3,422	(e)(f)
Doxim Inc.		1st Lien Term Loan	8.00% (1M LIBOR + 7.00%)	2/28/2024				828	828	(e)(f)
Doxim Inc.		1st Lien Term Loan	9.00% (1M LIBOR + 8.00%)	2/28/2024				6,298	6,298	(e)(f)
Doxim Inc.		1st Lien Last Out Term Loan	7.00% (1M LIBOR + 6.00%)	2/28/2024				710	710	(e)(f)
Doxim Inc.		1st Lien Last Out Delayed Draw Term Loan	7.00% (1M LIBOR + 6.00%)	2/28/2024				325	325	(e)
Drilling Info Holdings, Inc.		2nd Lien Term Loan	8.34% (1M LIBOR + 8.25%)	7/30/2026				8,077	8,077	(e)(f)
DS Admiral Bidco, LLC		1st Lien Revolver		3/16/2026				358	—	(e)(h)
DS Admiral Bidco, LLC		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	3/16/2028				2,426	2,426	(e)(f)
Dye & Durham Corporation	Canada	1st Lien Revolver		12/3/2026			CAD	1,659	(21	)(e)(h)
Dye & Durham Corporation	Canada	1st Lien Term Loan	6.50% (1M CDOR + 5.75%)	12/3/2027			CAD	11,928	9,288	(e)(f)
Dye & Durham Corporation	Canada	1st Lien Delayed Draw Term Loan		12/3/2027			CAD	1,569	(19	)(e)(h)
Elemica Parent, Inc.		1st Lien Revolver	6.50% (3M LIBOR + 5.50%)	9/18/2025				479	268	(e)(h)
Elemica Parent, Inc.		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	9/18/2025				2,836	2,836	(e)
Elemica Parent, Inc.		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	9/18/2025				872	872	(e)(f)
Elemica Parent, Inc.		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.50%)	9/18/2025				2,817	2,817	(e)
Enigma Acquisition B.V.	Netherlands	1st Lien Delayed Draw Term Loan	7.45% (6M EURIBOR + 7.25%)	1/26/2028				€4,074	4,639	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Epicor Software Corporation		1st Lien Term Loan	4.00% (1M LIBOR + 3.25%)	7/30/2027				$2,436	$2,432
eResearch Technology, Inc.		1st Lien Term Loan	5.50% (1M LIBOR + 4.50%)	2/4/2027				2,039	2,044
eResearch Technology, Inc.		2nd Lien Term Loan	8.50% (1M LIBOR + 8.00%)	2/4/2028				10,603	10,603	(e)(f)
eResearch Technology, Inc.		2nd Lien Delayed Draw Term Loan	8.50% (1M LIBOR + 8.00%)	2/4/2028				1,343	672	(e)(h)
Evercommerce Solutions, Inc.		1st Lien Term Loan	3.50% (1M LIBOR + 3.00%)	7/6/2028				3,227	3,214
ExtraHop Networks, Inc.		1st Lien Term Loan	8.50% (3M LIBOR + 7.50%)	7/22/2027				1,620	1,604	(e)
ExtraHop Networks, Inc.		1st Lien Delayed Draw Term Loan	8.50% (3M LIBOR + 7.50%)	7/22/2027				933	94	(e)(h)
Flexsys Holdings, Inc.		1st Lien Term Loan	6.00% (3M LIBOR + 5.25%)	11/1/2028				1,835	1,840	(e)
Frontline Technologies Holdings, LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.25%)	9/18/2023				3,853	3,853	(e)(f)
Frontline Technologies Intermediate Holdings, LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.25%)	9/18/2023				454	454	(e)(f)
Frontline Technologies Intermediate Holdings, LLC		1st Lien Delayed Draw Term Loan	6.25% (3M LIBOR + 5.25%)	9/18/2023				56	56	(e)
Gainwell Acquisition Corp.		1st Lien Term Loan	4.75% (3M LIBOR + 4.00%)	10/1/2027				7,097	7,107
Gilfoyle Bidco AB	Sweden	1st Lien Term Loan	6.25% (3M STIBOR + 6.25%)	9/4/2028			SEK	80,000	7,065	(e)(h)
GraphPAD Software, LLC		1st Lien Revolver		4/27/2027				2	—	(e)(h)
GraphPAD Software, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	4/27/2027				1,999	1,979	(e)
GraphPAD Software, LLC		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	4/27/2027				4,724	4,724	(e)(f)
GraphPAD Software, LLC		1st Lien Delayed Draw Term Loan		4/27/2027				436	(4	)(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Heavy Construction Systems Specialists, LLC		1st Lien Revolver		11/16/2027			$410	$(8	)(e)(h)
Heavy Construction Systems Specialists, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.75%)	11/16/2028			4,157	4,116	(e)(f)
Idera, Inc.		1st Lien Term Loan	4.50% (3M LIBOR + 3.75%)	3/2/2028			4,074	4,068
Idera, Inc.		2nd Lien Term Loan	7.50% (3M LIBOR + 6.75%)	3/2/2029			3,567	3,567
ION Trading Finance Limited	Ireland	1st Lien Term Loan	4.97% (3M LIBOR + 4.75%)	4/1/2028			4,020	4,025
IQS, Inc.		1st Lien Term Loan	6.00% (3M LIBOR + 5.00%)	7/2/2026			540	540	(e)(f)
IQS, Inc.		1st Lien Term Loan	6.00% (3M LIBOR + 5.75%)	7/2/2026			1,094	1,094	(e)(f)
IQS, Inc.		1st Lien Term Loan	8.00% (3M LIBOR + 7.00%)	7/2/2026			139	139	(e)(f)
Ishtar Bidco Norway AS	United Kingdom	1st Lien Delayed Draw Term Loan	8.50% (6M GBP LIBOR + 7.75%)	11/26/2025			£1,000	1,354	(e)(f)
Ivanti Software, Inc.		1st Lien Revolver		12/1/2025			460	(4	)(e)(h)
Ivanti Software, Inc.		1st Lien Term Loan	4.75% (3M LIBOR + 4.00%)	12/1/2027			89	88
Ivanti Software, Inc.		1st Lien Term Loan	5.00% (3M LIBOR + 4.25%)	12/1/2027			5,921	5,922	(i)
Ivanti Software, Inc.		2nd Lien Term Loan	7.75% (3M LIBOR + 7.25%)	12/1/2028			5,000	4,991
MA Financeco., LLC		1st Lien Term Loan	5.25% (3M LIBOR + 4.25%)	6/5/2025			2,548	2,582
Magenta Buyer LLC		1st Lien Term Loan	5.75% (3M LIBOR + 5.00%)	7/27/2028			1,176	1,172
Majesco		1st Lien Revolver		9/21/2026			624	—	(e)(h)
Majesco		1st Lien Term Loan	8.25% (3M LIBOR + 7.25%)	9/21/2027			7,992	7,992	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
MeridianLink, Inc.		1st Lien Term Loan	3.50% (3M LIBOR + 3.00%)	11/10/2028			$6,000	$5,989
MH Sub I, LLC		2nd Lien Term Loan		2/23/2029			3,000	3,014	(i)
MH Sub I, LLC (Micro Holding Corp.)		1st Lien Term Loan	3.59% (1M LIBOR + 3.50%)	9/13/2024			5,464	5,433
MH Sub I, LLC (Micro Holding Corp.)		1st Lien Term Loan	4.75% (1M LIBOR + 3.75%)	9/13/2024			2,568	2,571
Mitchell International, Inc.		1st Lien Term Loan	4.25% (1M LIBOR + 3.75%)	10/15/2028			3,517	3,493
Mitchell International, Inc.		2nd Lien Term Loan	7.00% (1M LIBOR + 6.50%)	10/15/2029			11,352	11,403
MMIT Holdings, LLC		1st Lien Revolver	7.25% (3M LIBOR + 6.25%)	9/15/2027			651	68	(e)(h)
MMIT Holdings, LLC		1st Lien Term Loan	7.25% (3M LIBOR + 6.25%)	9/15/2027			7,629	7,553	(e)(f)
MRI Software LLC		1st Lien Revolver		2/10/2026			508	—	(e)(h)
MRI Software LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	2/10/2026			6,685	6,685	(e)(f)
MRI Software LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	2/10/2026			497	497	(e)(g)
MRI Software LLC		1st Lien Delayed Draw Term Loan		2/10/2026			744	—	(e)(h)
Oakley Ekomid Limited	United Kingdom	1st Lien Term Loan	7.00% (3M EURIBOR + 6.75%)	6/21/2027			€2,250	2,562	(e)
Oakley Ekomid Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.00% (3M EURIBOR + 6.75%)	6/21/2027			€563	295	(e)(h)
Oceankey (U.S.) II Corp.		1st Lien Term Loan		12/15/2028			4,000	3,980	(i)
OpenMarket Inc.		1st Lien Term Loan	7.00% (3M LIBOR + 6.25%)	9/17/2026			6,834	6,765	(e)(f)
PDI TA Holdings, Inc.		1st Lien Revolver		10/24/2024			205	—	(e)(h)
PDI TA Holdings, Inc.		1st Lien Term Loan	5.50% (3M LIBOR + 4.50%)	10/24/2024			2,365	2,365	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
PDI TA Holdings, Inc.		2nd Lien Term Loan	9.50% (3M LIBOR + 8.50%)	10/24/2025			$1,107	$1,107	(e)
PDI TA Holdings, Inc.		2nd Lien Term Loan	9.50% (3M LIBOR + 8.50%)	10/24/2025			245	245	(e)(f)
PDI TA Holdings, Inc.		2nd Lien Delayed Draw Term Loan	9.50% (3M LIBOR + 8.50%)	10/24/2025			138	138	(e)
Perforce Software, Inc.		1st Lien Term Loan	3.84% (1M LIBOR + 3.75%)	7/1/2026			1,198	1,188
Pluralsight, Inc.		1st Lien Revolver		4/6/2027			1,204	—	(e)(h)
Pluralsight, Inc.		1st Lien Term Loan	9.00% (3M LIBOR + 8.00%)	4/6/2027			16,506	16,506	(e)
ProfitSolv Purchaser, Inc.		1st Lien Revolver		3/5/2027			608	—	(e)(h)
ProfitSolv Purchaser, Inc.		1st Lien Term Loan	6.25% (1M LIBOR + 5.25%)	3/5/2027			3,804	3,804	(e)(f)
ProfitSolv Purchaser, Inc.		1st Lien Delayed Draw Term Loan	6.25% (3M LIBOR + 5.25%)	3/5/2027			2,554	530	(e)(h)
Project Boost Purchaser, LLC		1st Lien Term Loan	3.59% (1M LIBOR + 3.50%)	6/1/2026			2,480	2,477
Project Essential Bidco, Inc.		1st Lien Revolver		4/20/2027			121	(2	)(e)(h)
Project Essential Bidco, Inc.		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	4/20/2028			4,098	4,016	(e)(f)
Proofpoint, Inc.		1st Lien Revolver		8/31/2026			240	(5	)(e)(h)
Proofpoint, Inc.		1st Lien Term Loan	3.75% (3M LIBOR + 3.25%)	8/31/2028			2,080	2,070
Proofpoint, Inc.		2nd Lien Term Loan	6.75% (3M LIBOR + 6.25%)	8/31/2029			5,431	5,431	(e)
QF Holdings, Inc.		1st Lien Revolver		12/15/2027			317	—	(e)(h)
QF Holdings, Inc.		1st Lien Term Loan	7.25% (3M LIBOR + 6.25%)	12/15/2027			1,313	1,313	(e)
QF Holdings, Inc.		1st Lien Term Loan	7.25% (3M LIBOR + 6.25%)	12/15/2027			2,500	2,500	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
QF Holdings, Inc.		1st Lien Delayed Draw Term Loan	7.50% (3M LIBOR + 6.50%)	12/15/2027			$263	$263	(e)
QF Holdings, Inc.		1st Lien Delayed Draw Term Loan		12/15/2027			263	—	(e)(h)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Revolver		10/5/2027			498	(9	)(e)(h)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	10/5/2028			3,199	3,167	(e)(f)
RealPage, Inc.		2nd Lien Term Loan	7.25% (1M LIBOR + 6.50%)	4/23/2029			9,423	9,423	(e)(f)
Relativity ODA LLC		1st Lien Revolver		5/12/2027			1	—	(e)(h)
Relativity ODA LLC		1st Lien Term Loan	8.50% (1M LIBOR + 7.50%)	5/12/2027			6,789	6,789	(e)
RMS Holdco II, LLC		1st Lien Revolver		12/16/2027			883	(18	)(e)(h)
RMS Holdco II, LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.75%)	12/16/2027			7,229	7,157	(e)(f)
Sedgwick Claims Management Services, Inc.		1st Lien Term Loan	3.35% (1M LIBOR + 3.25%)	12/31/2025			5,361	5,315	(i)
Sedgwick Claims Management Services, Inc.		1st Lien Term Loan	3.85% (1M LIBOR + 3.75%)	9/3/2026			353	353
Smarsh Inc.		1st Lien Term Loan	9.25% (3M LIBOR + 8.25%)	11/20/2025			2,420	2,420	(e)
Sophia, L.P.		1st Lien Term Loan	4.00% (3M LIBOR + 3.50%)	10/7/2027			1,182	1,181
Sophia, L.P.		2nd Lien Term Loan	9.00% (3M LIBOR + 8.00%)	10/9/2028			10,498	10,498	(e)(f)
Storable, Inc.		2nd Lien Term Loan	7.50% (3M LIBOR + 6.75%)	4/16/2029			7,683	7,683	(e)(f)
Sundance Group Holdings, Inc.		1st Lien Revolver	7.75% (3M LIBOR + 6.75%)	7/2/2027			1	—	(e)(h)
Sundance Group Holdings, Inc.		1st Lien Term Loan	7.75% (3M LIBOR + 6.75%)	7/2/2027			1,510	1,495	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Sundance Group Holdings, Inc.		1st Lien Delayed Draw Term Loan		7/2/2027			$453	$(5	)(e)(h)
TCP Hawker Intermediate LLC		1st Lien Revolver	7.75% (PRIME + 4.50%)	8/29/2025			458	34	(e)(h)
TCP Hawker Intermediate LLC		1st Lien Term Loan	6.50% (3M LIBOR + 5.50%)	8/28/2026			2,763	2,763	(e)(f)
TCP Hawker Intermediate LLC		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.50%)	8/28/2026			985	985	(e)
TCP Hawker Intermediate LLC		1st Lien Delayed Draw Term Loan	6.50% (3M LIBOR + 5.50%)	8/31/2026			921	406	(e)(h)
The Ultimate Software Group, Inc.		1st Lien Revolver		5/3/2024			1	—	(e)(h)
ThoughtWorks, Inc.		1st Lien Term Loan	3.50% (1M LIBOR + 3.00%)	3/24/2028			1,814	1,809
TIBCO Software Inc		1st Lien Term Loan	3.85% (1M LIBOR + 3.75%)	6/30/2026			2,286	2,267
TIBCO Software Inc		2nd Lien Term Loan		3/3/2028			2,000	2,004	(i)
TIGER UK BIDCO LIMITED	United Kingdom	1st Lien Revolver	5.91% (SONIA + 5.75%)	12/30/2027			£333	75	(e)(h)
TIGER UK BIDCO LIMITED	United Kingdom	1st Lien Delayed Draw Term Loan	5.80% (SONIA + 5.75%)	12/30/2027			£1,114	1,508	(e)(f)
TIGER UK BIDCO LIMITED	United Kingdom	1st Lien Delayed Draw Term Loan	5.80% (SONIA + 5.75%)	12/30/2027			£814	1,046	(e)(h)
TIGER UK BIDCO LIMITED	United Kingdom	1st Lien Delayed Draw Term Loan	5.80% (SONIA + 5.75%)	6/30/2028			£5,529	7,483	(e)(f)
TIGER UK BIDCO LIMITED	United Kingdom	1st Lien Delayed Draw Term Loan	5.80% (SONIA + 5.75%)	6/30/2028			£1,543	1,981	(e)(h)
WebPT, Inc.		1st Lien Revolver	7.75% (3M LIBOR + 6.75%)	8/28/2024			216	65	(e)(h)
WebPT, Inc.		1st Lien Term Loan	7.75% (3M LIBOR + 6.75%)	8/28/2024			2,042	2,042	(e)
Wellness AcquisitionCo, Inc.		1st Lien Revolver		1/20/2027			504	—	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Wellness AcquisitionCo, Inc.		1st Lien Term Loan	6.50% (6M LIBOR + 5.50%)	1/20/2027				$2,790	$2,790	(e)(f)
WorkWave Intermediate II, LLC		1st Lien Revolver		6/29/2027				460	—	(e)(h)
WorkWave Intermediate II, LLC		1st Lien Term Loan	8.00% (3M LIBOR + 7.25%)	6/29/2027				4,081	4,081	(e)
WorkWave Intermediate II, LLC		1st Lien Delayed Draw Term Loan	8.00% (3M LIBOR + 7.25%)	6/29/2027				1,333	1,333	(e)
									471,171		24.43%
Technology Hardware & Equipment
Chariot Buyer LLC		1st Lien Revolver	3.59% (1M LIBOR + 3.50%)	11/3/2026				100	21	(e)(h)
Chariot Buyer LLC		2nd Lien Term Loan	7.50% (1M LIBOR + 6.75%)	11/5/2029				13,662	13,526	(e)(f)
FL Hawk Intermediate Holdings, Inc.		1st Lien Revolver		2/22/2027				1,312	—	(e)(h)
FL Hawk Intermediate Holdings, Inc.		1st Lien Term Loan	5.75% (3M LIBOR + 4.75%)	2/22/2028				7,401	7,401	(e)(f)
FL Hawk Intermediate Holdings, Inc.		1st Lien Delayed Draw Term Loan		2/22/2028				1,017	—	(e)(h)
Ingram Micro Inc.		1st Lien Term Loan	4.00% (3M LIBOR + 3.50%)	6/30/2028				2,295	2,294
Micromeritics Instrument Corp.		1st Lien Revolver		12/18/2025				331	—	(e)(h)
Micromeritics Instrument Corp.		1st Lien Term Loan	6.00% (3M LIBOR + 5.00%)	12/18/2025				2,586	2,586	(e)(f)
MWG BidCo ApS	Denmark	1st Lien Term Loan	6.90% (3M CIBOR + 6.90%)	2/29/2028			DKK	20,066	3,072	(e)
MWG BidCo ApS	Denmark	1st Lien Term Loan		2/29/2028			DKK	4,934	—	(e)(h)
Orbit Private Holdings I Ltd	United Kingdom	1st Lien Term Loan		12/11/2028				£4,915	6,619	(e)(i)
Repairify, Inc.		1st Lien Revolver		6/14/2027				766	(8	)(e)(h)
Repairify, Inc.		1st Lien Term Loan	6.00% (6M LIBOR + 5.00%)	6/14/2027				3,562	3,526	(e)(f)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Sorenson Communications, LLC		1st Lien Term Loan	6.25% (3M LIBOR + 5.50%)	3/17/2026			$273	$273
TGG TS Acquisition Company		1st Lien Term Loan	6.59% (1M LIBOR + 6.50%)	12/14/2025			1,465	1,464
Wildcat BuyerCo, Inc.		1st Lien Revolver		2/27/2026			255	—	(e)(h)
Wildcat BuyerCo, Inc.		1st Lien Term Loan	6.75% (3M LIBOR + 5.75%)	2/27/2026			3,220	3,220	(e)(f)
Wildcat BuyerCo, Inc.		1st Lien Delayed Draw Term Loan	6.75% (3M LIBOR + 5.75%)	2/27/2026			1,074	1,074	(e)
Wildcat BuyerCo, Inc.		1st Lien Delayed Draw Term Loan		2/27/2026			732	—	(e)(h)
								45,068		2.34%
Telecommunication Services
CB-SDG LIMITED	United Kingdom	1st Lien Delayed Draw Term Loan	7.88% (3M GBP LIBOR + 7.13%)	4/3/2026			£2,829	3,064	(e)(f)(g)
CB-SDG LIMITED	United Kingdom	1st Lien Delayed Draw Term Loan		4/3/2026			£317	(86	)(e)(h)
Commify Limited	United Kingdom	1st Lien Delayed Draw Term Loan	6.50% (6M EURIBOR + 6.25%)	9/14/2026			€761	277	(e)(h)
Commify Limited	United Kingdom	1st Lien Delayed Draw Term Loan	7.42% (6M EURIBOR + 7.17%)	9/14/2026			€2,771	3,155	(e)(f)
Iridium Satellite LLC		1st Lien Term Loan	3.25% (1M LIBOR + 2.50%)	11/4/2026			2,975	2,973
Zayo Group Holdings, Inc.		1st Lien Term Loan	3.10% (1M LIBOR + 3.00%)	3/9/2027			2,631	2,593
								11,976		0.62%
Transportation
AAdvantage Loyality IP, Ltd.		1st Lien Term Loan	5.50% (3M LIBOR + 4.75%)	4/20/2028			3,796	3,927
Air Canada	Canada	1st Lien Term Loan	4.25% (3M LIBOR + 3.50%)	8/11/2028			1,866	1,858
Commercial Trailer Leasing, Inc.		1st Lien Revolver		1/19/2026			741	—	(e)(h)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Commercial Trailer Leasing, Inc.		1st Lien Term Loan	7.25% (3M LIBOR + 6.25%)	1/19/2026			$12,275	$12,275	(e)(f)
Commercial Trailer Leasing, Inc.		1st Lien Delayed Draw Term Loan	7.25% (3M LIBOR + 6.25%)	1/19/2026			1,465	1,169	(e)(h)
Commercial Trailer Leasing, Inc.		2nd Lien Term Loan	13.00% (3M LIBOR + 13.00%)	1/19/2027			2,222	2,222	(e)(f)
First Student Bidco Inc.		1st Lien Term Loan	3.50% (3M LIBOR + 3.00%)	7/21/2028			9,141	9,099	(i)
Neovia Logistics, LP		1st Lien Term Loan	6.63% (3M LIBOR + 6.50%)	5/8/2024			689	688	(e)
Neovia Logistics, LP		2nd Lien Term Loan	11.39% (3M LIBOR + 11.25%)	11/8/2024			1,372	1,386	(e)
PODS, LLC		1st Lien Term Loan	3.75% (3M LIBOR + 3.00%)	3/31/2028			6,450	6,423	(i)
Shur-Co Acquisition, Inc.		1st Lien Revolver	7.00% (3M LIBOR + 6.00%)	6/30/2027			441	88	(e)(h)
Shur-Co Acquisition, Inc.		1st Lien Term Loan	7.00% (3M LIBOR + 6.00%)	6/30/2027			2,378	2,378	(e)(f)
								41,513		2.15%
Utilities
WIN Waste Innovations Holdings, Inc.		1st Lien Term Loan	3.25% (3M LIBOR + 2.75%)	3/24/2028			3,485	3,475	(i)
								3,475		0.18%
Total Senior Loans (Cost $2,093,586)								2,112,791		109.50%
Subordinated Loans(b)(c)(d)
Commercial & Professional Services
Visual Edge Technology, Inc.		Subordinated Notes		9/3/2024			234	211	(e)(j)
								211		0.01%
Consumer Services
KeyStone Sub-Debt HoldCo, LLC		Mezzanine Term Loan	10.00% (3M LIBOR + 10.00%)	1/20/2027			8,065	7,823	(e)
								7,823		0.41%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Subordinated Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Diversified Financials
eCapital Finance Corp.	Canada	Subordinated Term Loan	9.00% (1M LIBOR + 7.50%)	1/31/2025			$2,023	$2,023	(e)
eCapital Finance Corp.	Canada	Subordinated Delayed Draw Term Loan	9.00% (1M LIBOR + 7.50%)	1/31/2025			2,803	2,803	(e)
								4,826		0.25%
Insurance
Ardonagh Midco 2 PLC	United Kingdom	Unsecured Notes	11.50%	1/15/2027			36	41
								41		0.00%
Software & Services
AffiniPay Intermediate Holdings, LLC		Subordinated Notes	12.75%	2/28/2028			2,967	2,967	(e)
								2,967		0.15%
Total Subordinated Loans (Cost $15,421)								15,868		0.82%
Corporate Bonds(b)(c)
Capital Goods
American Builders & Contractors Supply Co., Inc.			3.88%	11/15/2029			392	391	(d)
American Builders & Contractors Supply Co., Inc.			4.00%	1/15/2028			3,000	3,070	(d)
Assemblin Financing AB	Sweden		5.00% (3M EURIBOR + 5.00%)	5/15/2025			€2,000	2,274
Cargo Aircraft Management, Inc.			4.75%	2/1/2028			2,647	2,694	(d)
Pike Corporation			5.50%	9/1/2028			276	277	(d)
PowerTeam Services, LLC			9.03%	12/4/2025			10,505	11,114	(d)
Specialty Building Products Holdings LLC			6.38%	9/30/2026			2,340	2,452	(d)
SRS Distribution Inc.			6.00%	12/1/2029			5,000	5,035	(d)
Tutor Perini Corporation			6.88%	5/1/2025			2,753	2,774	(d)
								30,081		1.56%
Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Commercial & Professional Services
GFL Environmental, Inc.	Canada		4.38%	8/15/2029			$1,475	$1,461	(d)
Neighborly Issuer LLC			3.58%	4/30/2051			25	25	(d)(e)
								1,486		0.08%
Consumer Durables & Apparel
Ashton Woods USA LLC			4.63%	8/1/2029			1,600	1,580	(d)
Ashton Woods USA LLC			4.63%	4/1/2030			520	511	(d)
								2,091		0.11%
Consumer Services
1011778 BC ULC	Canada		4.00%	10/15/2030			2,001	1,966	(d)
1011778 BC ULC	Canada		4.38%	1/15/2028			1,961	2,000	(d)
AB Issuer LLC			3.73%	7/30/2051			25	25	(d)(e)
Caesars Entertainment, Inc.			6.25%	7/1/2025			275	289	(d)
Gamma Bidco SpA	Italy		5.13%	7/15/2025			€2,000	2,288
Paganini BidCo S.p.A.	Italy		4.25% (3M EURIBOR + 4.25%)	10/30/2028			€1,250	1,429
Peninsula Pacific Entertainment, LLC			8.50%	11/15/2027			3,085	3,332	(d)
ServiceMaster Funding LLC			3.34%	1/30/2051			25	25	(d)(e)
Stonegate Pub Co. Financing 2019 PLC	United Kingdom		8.00%	7/13/2025			£2,000	2,748
								14,102		0.73%
Diversified Financials
BCC Blueprint Investments, LLC			9.30%	9/15/2026			611	611	(e)
BCP V Modular Services Finance II PLC	United Kingdom		6.13%	11/30/2028			£1,280	1,724
ITT Holdings LLC			6.50%	8/1/2029			7,137	7,066	(d)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
LBM Acquisition LLC			6.25%	1/15/2029			$8,174	$8,082	(d)
								17,483		0.91%
Energy
Ascent Resources - Utica LLC			9.00%	11/1/2027			688	918	(d)
Blue Racer Midstream LLC			7.63%	12/15/2025			1,652	1,751	(d)
Cheniere Energy Partners LP			4.00%	3/1/2031			300	315
CITGO Holding Inc			9.25%	8/1/2024			3,300	3,317	(d)
Exterran Energy Solutions LP			8.13%	5/1/2025			3,100	2,883
Laredo Petroleum, Inc.			9.50%	1/15/2025			451	460
New Fortress Energy, Inc.			6.50%	9/30/2026			5,340	5,300	(d)
NGL Energy Operating LLC			7.50%	2/1/2026			928	957	(d)
Summit Midstream Holdings LLC			5.75%	4/15/2025			596	539
Summit Midstream Holdings LLC			8.50%	10/15/2026			482	502	(d)
								16,942		0.88%
Food & Staples Retailing
NBC Funding LLC			2.99%	7/30/2051			25	25	(d)(e)
								25		0.00%
Food & Beverage
Simmons Food Inc			4.63%	3/1/2029			3,500	3,447	(d)
Triton Water Holdings, Inc.			6.25%	4/1/2029			100	96	(d)
								3,543		0.18%
Healthcare Equipment & Services
Air Methods Corporation			8.00%	5/15/2025			8,017	6,865	(d)
Lifepoint Health Inc			4.38%	2/15/2027			1,613	1,625	(d)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Mozart Debt Merger Sub, Inc.			3.88%	4/1/2029			$3,500	$3,488	(d)
Mozart Debt Merger Sub, Inc.			5.25%	10/1/2029			1,885	1,911	(d)
Team Health Holdings, Inc.			6.38%	2/1/2025			3,898	3,669	(d)
								17,558		0.91%
Insurance
NFP Corp.			6.88%	8/15/2028			2,624	2,631	(d)
								2,631		0.14%
Materials
Chemours Co.			4.63%	11/15/2029			3,003	2,980	(d)
Constellium SE	France		5.63%	6/15/2028			1,000	1,052	(d)
Constellium SE	France		5.88%	2/15/2026			250	253	(d)
Freeport- McMoRan, Inc.			4.63%	8/1/2030			2,597	2,785
Freeport- McMoRan, Inc.			5.40%	11/14/2034			807	983
Kobe US Midco 2, Inc.			9.25%	11/1/2026			666	682	(d)
Kraton Polymers LLC			4.25%	12/15/2025			4,132	4,277	(d)
Mauser Packaging Solutions Holding Company			7.25%	4/15/2025			5,143	5,156	(d)
Venator Materials LLC	Luxembourg		5.75%	7/15/2025			4,245	4,075	(d)
Venator Materials LLC	Luxembourg		9.50%	7/1/2025			287	313	(d)
								22,556		1.17%
Media & Entertainment
Altice Financing S.A.	Luxembourg		5.00%	1/15/2028			7,000	6,831	(d)
Aventine Holdings II LLC			10.25%	12/23/2030			10,965	10,855	(e)
CCO Holdings LLC			4.25%	2/1/2031			969	977	(d)
CSC Holdings LLC			3.38%	2/15/2031			4,000	3,745	(d)
CSC Holdings LLC			4.50%	11/15/2031			870	859	(d)
CSC Holdings LLC			4.63%	12/1/2030			2,000	1,893	(d)
Dolya Holdco 18 DAC	Ireland		5.00%	7/15/2028			3,000	3,023	(d)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Telenet Finance Luxembourg Notes Sarl	Luxembourg		5.50%	3/1/2028			$400	$412	(d)
								28,595		1.48%
Real Estate
HAT Holdings I LLC			3.75%	9/15/2030			4,880	4,868	(d)
Iron Mountain, Inc.			4.88%	9/15/2029			1,049	1,086	(d)
Iron Mountain, Inc.			5.25%	7/15/2030			4,089	4,309	(d)
								10,263		0.53%
Retailing
HSE Finance Sarl	Luxembourg		5.75% (3M EURIBOR + 5.75%)	10/15/2026			€4,034	4,651
Shiba Bidco SpA	Italy		4.50%	10/31/2028			€3,000	3,450
								8,101		0.42%
Software & Services
Avaya Inc.			6.13%	9/15/2028			1,302	1,380	(d)
Castle US Holding Corporation			9.50%	2/15/2028			594	619	(d)
CommScope Technologies LLC			6.00%	6/15/2025			373	373	(d)
Insightful Science Intermediate I, LLC			10.50%	4/28/2032			1,337	1,324	(e)
Microstrategy Inc			0.00%	2/15/2027			500	361
								4,057		0.21%
Technology Hardware & Equipment
CommScope, Inc.			8.25%	3/1/2027			3,553	3,648	(d)
Viasat, Inc.			6.50%	7/15/2028			2,790	2,797	(d)
								6,445		0.33%
Telecommunication Services
Consolidated Communications, Inc.			5.00%	10/1/2028			614	620	(d)
Consolidated Communications, Inc.			6.50%	10/1/2028			5,395	5,665	(d)
Telesat Canada	Canada		5.63%	12/6/2026			5,001	4,696	(d)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Telesat Canada	Canada		6.50%	10/15/2027			$2,509	$1,947	(d)
								12,928		0.67%
Utilities
Calpine Corporation			4.50%	2/15/2028			1,750	1,811	(d)
Vistra Energy Corp			7.00%	6/15/2170			7,000	7,090	(d)
								8,901		0.46%
Total Corporate Bonds (Cost $207,892)								207,788		10.77%
Collateralized Loan Obligations — Debt(b)(c)(d)(e)
AIMCO CLO 15, Ltd.	Cayman Islands		6.04% (3M LIBOR + 5.95%)	10/17/2034			1,000	983
AMMC CLO XI, Ltd.	Cayman Islands		5.93% (3M LIBOR + 5.80%)	4/30/2031			1,500	1,405
AMMC CLO XXI, Ltd.	Cayman Islands		6.63% (3M LIBOR + 6.50%)	11/2/2030			100	95
AMMC CLO XXII, Ltd.	Cayman Islands		5.62% (3M LIBOR + 5.50%)	4/25/2031			750	704
Apidos CLO XX, Ltd.	Cayman Islands		8.82% (3M LIBOR + 8.70%)	7/16/2031			250	228
Atlas Senior Loan Fund VII, Ltd.	Cayman Islands		8.23% (3M LIBOR + 8.05%)	11/27/2031			1,750	1,415
Atrium IX	Cayman Islands		6.63% (3M LIBOR + 6.45%)	5/28/2030			1,000	979
Atrium XIII	Cayman Islands		6.17% (3M LIBOR + 6.05%)	11/21/2030			900	880
Bain Capital Credit CLO 2021-3, Ltd.	Cayman Islands		6.69% (3M LIBOR + 6.50%)	7/24/2034			500	492
Canyon Capital CLO 2018-1, Ltd.	Cayman Islands		5.87% (3M LIBOR + 5.75%)	7/15/2031			850	807
Canyon Capital CLO 2020-1, Ltd.	Cayman Islands		6.47% (3M LIBOR + 6.35%)	7/15/2034			1,452	1,421
CIFC Funding 2014-III, Ltd.	Cayman Islands		6.23% (3M LIBOR + 6.10%)	10/22/2031			522	508

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
Crestline Denali CLO XIV, Ltd.	Cayman Islands		6.47% (3M LIBOR + 6.35%)	10/23/2031			$750	$681
Crestline Denali CLO XIV, Ltd.	Cayman Islands		8.22% (3M LIBOR + 8.10%)	10/23/2031			250	197
Crestline Denali CLO XVI, Ltd.	Cayman Islands		2.73% (3M LIBOR + 2.60%)	1/20/2030			1,500	1,421
Denali Capital CLO XII, Ltd.	Cayman Islands		6.02% (3M LIBOR + 5.90%)	4/15/2031			750	677
Dryden 28 Senior Loan Fund	Cayman Islands		7.91% (3M LIBOR + 7.75%)	8/15/2030			500	475
Dryden 55 Senior Loan Fund	Cayman Islands		5.52% (3M LIBOR + 5.40%)	4/15/2031			375	360
Dryden 57 Senior Loan Fund	Cayman Islands		5.36% (3M LIBOR + 5.20%)	5/15/2031			500	474
Dryden 58 Senior Loan Fund	Cayman Islands		5.47% (3M LIBOR + 5.35%)	7/17/2031			1,000	957
Elmwood CLO VIII, Ltd.	Cayman Islands		8.13% (3M LIBOR + 8.00%)	1/20/2034			750	738
Goldentree Loan Opportunities X, Ltd.	Cayman Islands		5.78% (3M LIBOR + 5.65%)	7/20/2031			750	733
ICG U.S. CLO, Ltd. 2018-1	Cayman Islands		5.28% (3M LIBOR + 5.15%)	4/21/2031			500	450
INGIM, Ltd. 2013-3	Cayman Islands		6.02% (3M LIBOR + 5.90%)	10/18/2031			1,250	1,160
KKR CLO 34, Ltd.	Cayman Islands		7.02% (3M LIBOR + 6.85%)	7/15/2034			600	594
Madison Park Funding XIV, Ltd.	Cayman Islands		7.90% (3M LIBOR + 7.77%)	10/22/2030			1,000	872
Madison Park Funding XLVI, Ltd.	Cayman Islands		6.37% (3M LIBOR + 6.25%)	10/15/2034			250	248
Madison Park Funding XXII, Ltd.	Cayman Islands		6.82% (3M LIBOR + 6.70%)	1/15/2033			550	545
Madison Park Funding XXVII, Ltd.	Cayman Islands		5.13% (3M LIBOR + 5.00%)	4/20/2030			650	616

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
Madison Park Funding XXVIII, Ltd.	Cayman Islands		7.72% (3M LIBOR + 7.60%)	7/15/2030			$500	$472
Madison Park Funding XXXVI, Ltd.	Cayman Islands		7.37% (3M LIBOR + 7.25%)	1/15/2033			833	833
Northwoods Capital XII-B, Ltd.	Cayman Islands		5.99% (3M LIBOR + 5.79%)	6/15/2031			750	676
Octagon Investment Partners 35, Ltd.	Cayman Islands		5.33% (3M LIBOR + 5.20%)	1/20/2031			1,500	1,401
OHA Credit Funding 9, Ltd.	Cayman Islands		6.43% (3M LIBOR + 6.25%)	7/19/2035			950	943
OHA Loan Funding 2015-1, Ltd.	Cayman Islands		6.86% (3M LIBOR + 6.65%)	1/19/2037			860	857
OHA Loan Funding 2016-1, Ltd.	Cayman Islands		6.48% (3M LIBOR + 6.35%)	1/20/2033			4,000	3,980
Riserva CLO, Ltd.	Cayman Islands		6.62% (3M LIBOR + 6.50%)	1/18/2034			500	496
Venture 36A CLO, Ltd.	Cayman Islands		7.05% (3M LIBOR + 6.92%)	4/20/2032			300	278
Venture 37A CLO, Ltd.	Cayman Islands		7.07% (3M LIBOR + 6.95%)	7/15/2032			3,000	2,889
Voya CLO 2019-4, Ltd.	Cayman Islands		6.95% (3M LIBOR + 6.71%)	1/15/2035			500	490
Wellfleet CLO 2017-3, Ltd.	Cayman Islands		5.67% (3M LIBOR + 5.55%)	1/17/2031			1,000	931
Wellfleet CLO 2018-3, Ltd.	Cayman Islands		6.38% (3M LIBOR + 6.25%)	1/20/2032			250	240
Total Collateralized Loan Obligations — Debt (Cost $36,643)								35,601	1.85%
Collateralized Loan Obligations — Equity(d)(e)
AIMCO CLO 16, Ltd.	Cayman Islands		13.98%	1/17/2035			5,600	5,137
AIMCO CLO XI, Ltd.	Cayman Islands		17.72%	10/17/2034			7,258	7,326
Allegro CLO VII, Ltd. 2018-2A	Cayman Islands		16.15%	7/15/2031			2,150	1,216

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
ALM, Ltd.	Cayman Islands		13.98%	10/15/2035			$1,166	$1,033
AMMC CLO XXI, Ltd.	Cayman Islands		20.67%	11/2/2030			500	279
Anchorage Capital CLO 20, Ltd.	Cayman Islands		13.98%	1/20/2035			4,650	4,120
Anchorage Credit Funding 3, Ltd.	Cayman Islands		5.28%	1/28/2039			520	427
Atrium XV	Cayman Islands		13.49%	1/23/2031			4,080	2,831
Avery Point VI CLO, Ltd.	Cayman Islands		65.44%	8/5/2027			314	51
Bain Capital Credit CLO 2017-2, Ltd.	Cayman Islands		0.00%	7/25/2034			3,461	3,094
Bain Capital Credit CLO 2018-1, Ltd.	Cayman Islands		14.11%	4/23/2031			1,420	923
Bain Capital Credit CLO 2019-1, Ltd.	Cayman Islands		18.94%	4/18/2032			1,400	1,055
Bain Capital Credit CLO 2019-2, Ltd.	Cayman Islands		13.96%	10/17/2032			810	643
Bain Capital Credit CLO 2020-1, Ltd.	Cayman Islands		23.10%	4/18/2033			1,250	1,022
Bain Capital Credit CLO 2020-2, Ltd.	Cayman Islands		37.61%	7/19/2034			800	646
Bain Capital Credit CLO 2021-2, Ltd.	Cayman Islands		13.98%	7/16/2034			1,000	793
Bardot CLO, Ltd.	Cayman Islands		15.92%	10/22/2032			2,250	1,961
Barings CLO, Ltd. 2021-II	Cayman Islands		13.98%	7/15/2034			5,000	4,681
Canyon Capital CLO 2019-1, Ltd.	Cayman Islands		16.96%	4/15/2032			2,798	2,082
Carlyle Global Market Strategies CLO, Ltd. 2013-1	Cayman Islands		19.89%	8/14/2030			500	221
Carlyle Global Market Strategies CLO, Ltd. 2018-3	Cayman Islands		16.61%	10/15/2030			750	421
Carlyle Global Market Strategies CLO, Ltd. 2018-4	Cayman Islands		18.65%	1/20/2031			2,310	1,628

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
Carlyle Global Market Strategies CLO, Ltd. 2019-3	Cayman Islands		12.22%	10/20/2032			$3,875	$3,098
Cedar Funding CLO V, Ltd.	Cayman Islands		16.54%	7/17/2031			2,300	1,891
Cedar Funding CLO VIII, Ltd.	Cayman Islands		9.02%	10/17/2034			365	218
CIFC Funding 2015-IV, Ltd.	Cayman Islands		13.00%	4/20/2034			2,252	1,045
CIFC Funding 2018-V, Ltd.	Cayman Islands		17.58%	1/15/2032			625	438
CIFC Funding 2019-I, Ltd.	Cayman Islands		22.61%	4/20/2032			1,500	1,128
CIFC Funding 2020-III, Ltd.	Cayman Islands		13.98%	10/20/2034			1,000	921
CIFC Funding 2021-V, Ltd.	Cayman Islands		13.17%	7/15/2034			5,200	4,709
Dryden 28 Senior Loan Fund	Cayman Islands		16.77%	8/15/2030			1,406	461
Dryden 43 Senior Loan Fund	Cayman Islands		23.98%	4/20/2034			1,610	1,106
Dryden 58 Senior Loan Fund	Cayman Islands		17.42%	7/17/2031			3,125	2,289
Dryden 75 CLO, Ltd.	Cayman Islands		13.47%	7/15/2030			1,200	1,165
Dryden 78 Senior Loan Fund	Cayman Islands		19.29%	4/17/2033			10,625	9,106
East West Investment Management CLO 2019-1, Ltd.	Cayman Islands		13.98%	1/20/2033			2,175	1,836
Eastland CLO, Ltd.	Cayman Islands		0.00%	5/1/2022			—	132
Elmwood CLO V, Ltd.	Cayman Islands		0.00%	7/24/2031			2,500	2,681
Elmwood CLO XI, Ltd.	Cayman Islands		13.98%	10/20/2034			4,050	3,982
Generate CLO 7, Ltd.	Cayman Islands		16.08%	1/22/2033			4,000	3,216
ICG U.S. CLO, Ltd. 2018-2	Cayman Islands		19.07%	7/22/2031			1,650	1,045
ICG U.S. CLO, Ltd. 2020-1	Cayman Islands		14.36%	1/20/2035			500	391
ICG U.S. CLO, Ltd. 2021-1	Cayman Islands		13.80%	4/17/2034			2,600	2,067
Invesco CLO 2021-3, Ltd.	Cayman Islands		13.98%	10/22/2034			4,022	2,936
Invesco CLO, Ltd.	Cayman Islands		0.00%	7/15/2034			44	12

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
Invesco CLO, Ltd.	Cayman Islands		14.56%	7/15/2034			$440	$346
Madison Park Funding L, Ltd.	Cayman Islands		13.98%	4/19/2034			2,500	2,520
Madison Park Funding LIX, Ltd.	Cayman Islands		13.98%	1/18/2034			6,000	6,000
Madison Park Funding XXII, Ltd.	Cayman Islands		11.90%	1/15/2033			7,400	5,477
Madison Park Funding XXVII, Ltd.	Cayman Islands		16.78%	1/20/2047			250	193
Madison Park Funding XXVIII, Ltd.	Cayman Islands		16.78%	7/15/2030			3,000	2,144
Madison Park Funding XXXI, Ltd.	Cayman Islands		16.92%	1/23/2048			4,250	3,344
Madison Park Funding XXXII, Ltd.	Cayman Islands		22.98%	1/22/2048			1,250	998
Madison Park Funding XXXVII, Ltd.	Cayman Islands		18.25%	7/15/2049			7,500	7,508
Magnetite VI, Ltd.	Cayman Islands		0.00%	9/15/2023			1,241	—
Magnetite XXVIII, Ltd.	Cayman Islands		15.66%	10/25/2031			5,250	4,499
Neuberger Berman CLO XXIII, Ltd.	Cayman Islands		94.84%	10/17/2027			29	3
Newark BSL CLO 1, Ltd.	Cayman Islands		54.85%	7/25/2030			250	151
Oaktree CLO 2018-1, Ltd.	Cayman Islands		19.65%	10/20/2030			2,850	1,481
Oaktree CLO 2019-2, Ltd.	Cayman Islands		17.71%	4/15/2031			3,860	2,284
Oaktree CLO 2019-3, Ltd.	Cayman Islands		8.24%	10/20/2034			6,229	4,160
OHA Credit Partners X-R, Ltd.	Cayman Islands		10.10%	4/20/2034			1,493	732
OHA Credit Partners X-R, Ltd.	Cayman Islands		13.98%	4/20/2034			750	368
OHA Credit Partners XV, Ltd.	Cayman Islands		18.61%	1/20/2030			1,360	928
OHA Credit Partners XVI	Cayman Islands		13.98%	10/18/2034			4,575	4,203
OHA Loan Funding 2013-1, Ltd.	Cayman Islands		15.88%	7/23/2031			876	412
OHA Loan Funding 2016-1, Ltd.	Cayman Islands		15.87%	1/20/2033			8,800	6,809

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
OZLM XXI, Ltd.	Cayman Islands		14.54%	1/20/2031			$1,500	$758
Reese Park CLO, Ltd	Cayman Islands		0.00%	10/15/2032			703	—
Reese Park CLO, Ltd	Cayman Islands		17.30%	10/15/2032			703	531
Rockland Park CLO, Ltd.	Cayman Islands		13.98%	4/20/2034			6,300	1,778
RR 14, Ltd.	Cayman Islands		13.11%	4/15/2121			750	682
RR 2, Ltd.	Cayman Islands		12.76%	10/15/2117			500	406
RR 6, Ltd.	Cayman Islands		12.44%	4/15/2036			1,000	1,026
RR 8, Ltd.	Cayman Islands		13.54%	4/15/2120			550	486
Signal Peak CLO 5, Ltd.	Cayman Islands		16.33%	4/25/2031			2,500	1,600
Signal Peak CLO 8, Ltd.	Cayman Islands		17.10%	4/20/2033			6,350	5,671
Steele Creek CLO, Ltd. 2017-1	Cayman Islands		12.98%	10/15/2030			250	120
Symphony CLO XI Ltd	Cayman Islands		0.00%	1/17/2025			1	—
THL Credit Wind River 2018-3 CLO, Ltd.	Cayman Islands		14.96%	1/20/2031			250	194
THL Credit Wind River 2018-3 CLO, Ltd.	Cayman Islands		23.28%	1/20/2031			3,875	3,002
Voya CLO 2020-1, Ltd.	Cayman Islands		19.32%	7/16/2034			567	502
Wellfleet CLO 2017-3, Ltd.	Cayman Islands		13.61%	1/17/2031			250	144
Wellfleet CLO 2018-3, Ltd.	Cayman Islands		14.35%	1/20/2032			2,400	1,611
Wellfleet CLO 2020-1, Ltd.	Cayman Islands		16.18%	4/15/2033			5,955	4,332
Wellman Park CLO, Ltd.	Cayman Islands		0.00%	7/15/2034			5,100	1
Wellman Park CLO, Ltd.	Cayman Islands		12.28%	7/15/2034			2,550	2,232
Total Collateralized Loan Obligations — Equity (Cost $154,391)								167,099	8.66%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks(d)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Automobiles & Components
Automotive Keys Investor, LLC		Class A			11/6/2020	37,749		$5	(e)(k)
Highline PPC Blocker LLC					11/4/2020	500		30	(e)(k)
Metis Topco, LP					5/4/2021	50		55	(e)(k)
Sun TopCo, LP		Class A			9/8/2021	1,000		122	(e)(k)
								212		0.01%
Capital Goods
Dynamic NC Investment Holdings, LP					12/30/2020	50,000		44	(e)(k)
Kene Holdings, L.P.		Class A			8/8/2019	50,000		58	(e)(k)
Tutor Perini Corporation					5/19/2021	12,650		156
US Global Jets ETF					9/1/2021	13,838		292	(k)
								550		0.03%
Commercial & Professional Services
Bedrock Parent Holdings, LP		Class A			4/22/2021	500		57	(e)(k)
Capstone Parent Holdings, LP		Class A			11/12/2020	50		68	(e)(k)
IRI Parent, L.P.		Class A-1			11/29/2018	250		72	(e)(k)
KKR Nest Co-Invest L.P.					9/28/2021	50,000		50	(e)(k)
Laboratories Topco LLC		Class A			7/23/2021	33,333		44	(e)(k)
Landscape Parallel Partners, L.P.		Class D			12/16/2021	13		32	(e)(k)
North American Fire Ultimate Holdings, LLC					5/19/2021	68,175		91	(e)(k)
PSP Registrar Co-Investment Fund, L.P.		Class A			8/26/2021	50,000		50	(e)(k)
RC V Tecmo Investor LLC					8/14/2020	50,000		100	(e)(k)
SSE Parent, LP		Class A-1			6/30/2020	25		7	(e)(k)
SSE Parent, LP		Class A-2			6/30/2020	25		7	(e)(k)
								578		0.03%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Consumer Durables & Apparel
Centric Brands GP LLC					10/9/2020	9,495		$390	(e)(k)
DRS Holdings I, Inc.					11/1/2019	50		66	(e)(k)
								456		0.02%
Consumer Services
LBC Breeze Holdings LLC		Class A			12/6/2021	50		50	(e)(k)
OMERS Mahomes Investment Holdings LLC		Class A			11/16/2020	16		88	(e)(k)
ZBS Mechanical Group Co-Invest Fund 2, LLC					10/7/2021	50,000		50	(e)(k)
								188		0.01%
Diversified Financials
Apollo Tactical Income Fund Inc					1/12/2021	811		12
BCC Blueprint Investments, LLC					9/15/2021	569,311		557	(e)(k)
Blackstone Strategic Credit Fund					10/28/2020	3,073		41
Blackstone/GSO Long-Short Credit Income Fund					1/14/2021	70		1
LaRousseCo Limited	Jersey	Class A			9/24/2021	6,784		205	(e)(k)
Owl Rock Capital Corp					8/18/2020	2,500		35
Sera 2021 LLC		Class A			3/30/2021	3		—	(e)(k)
The Ultimus Group Aggregator, LP		Class A			2/1/2019	—		—	(e)(k)
The Ultimus Group Aggregator, LP		Class B			2/1/2019	182		—	(e)(k)
The Ultimus Group, LLC		Class B			2/1/2019	1,609		—	(e)(k)
Tiger Parent Inc. (IPS)					11/22/2021	268		2,683	(e)(k)
								3,534		0.18%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Energy
Antero Resources Corp					7/28/2021	11,111		$194	(k)
Civitas Resources, Inc.					1/21/2021	2,197		108
Extraction Oil & Gas Inc					1/21/2021	209		14	(k)
Occidental Petroleum Corporation					12/7/2021	7,840		227
Sundance Energy Inc.					4/23/2018	2,602		1,130	(e)(k)
								1,673		0.09%
Food & Staples Retailing
KCAKE Holdings Inc.					5/14/2021	50		52	(e)(k)
								52		0.00%
Food & Beverage
PPC CHG Blocker LLC					12/10/2021	1		50	(e)(k)
Sanderson Farms Inc					9/9/2021	2,821		539
								589		0.03%
Healthcare Equipment & Services
Bearcat Parent, Inc.					7/9/2019	51		132	(e)(k)
Olympia TopCo, L.P.		Class A			9/24/2019	50,000		—	(e)(k)
OMERS Bluejay Investment Holdings LP		Class A			7/10/2018	25		45	(e)(k)
OMERS Wildcats Investment Holdings LLC		Class A			10/31/2019	169		83	(e)(k)
SiroMed Equity Holdings, LLC					3/26/2018	3,703		4	(e)(k)
Virence Holdings LLC		Class A			2/11/2019	—		126	(e)(k)
VPP Group Holdings, L.P.					12/1/2021	50		50	(e)(k)
								440		0.02%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Household & Personal Products
CDI Holdings I Corp.					12/22/2021	50		$50	(e)(k)
RMCF V CIV XLIV, L.P.					8/20/2021	50,000		44	(e)(k)
								94		0.01%
Insurance
High Street HoldCo LLC		Series A			4/16/2021	50,000		119	(e)(k)
High Street HoldCo LLC		Series C			4/16/2021	437,659		1,046	(e)(k)
								1,165		0.06%
Materials
ASP-R-Pac Holdings LP		Class A			12/29/2021	500		50	(e)(k)
Berry Global Group Inc					6/11/2020	4,487		331	(k)
KNPAK Holdings, LP		Class A			7/2/2019	100,000		105	(e)(k)
Novipax Parent Holding Company, L.L.C.		Class C			12/1/2020	50		—	(e)(k)
Plaskolite PPC Blocker LLC					12/14/2018	10		2	(e)(k)
								488		0.03%
Media & Entertainment
Storm Investment S.a.r.l.	Luxembourg	Class A			6/24/2021	491,621		225	(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class B			6/24/2021	491,621		225	(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class C			6/24/2021	491,621		225	(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class D			6/24/2021	491,621		225	(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class E			6/24/2021	491,621		225	(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class F			6/24/2021	491,621		225	(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class G			6/24/2021	491,621		225	(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class H			6/24/2021	491,621		225	(e)(k)
Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Storm Investment S.a.r.l.	Luxembourg	Class I			6/24/2021	491,621		$225	(e)(k)
Storm Investment S.a.r.l.	Luxembourg				6/24/2021	590		1	(e)(k)
								2,026		0.10%
Pharmaceuticals, Biotechnology & Life Sciences
Cobalt Holdings I, LP		Class A			10/1/2021	500		45	(e)(k)
Coherus Biosciences Inc					11/2/2018	2,456		39	(k)
								84		0.00%
Real Estate
Illinois Investment S.a.r.l.	Luxembourg	Class A			9/15/2021	3,400,700		30	(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class B			9/15/2021	3,400,700		30	(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class C			9/15/2021	3,400,700		30	(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class D			9/15/2021	3,400,700		30	(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class E			9/15/2021	3,400,700		30	(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class F			9/15/2021	3,400,700		30	(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class G			9/15/2021	3,400,700		30	(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class H			9/15/2021	3,400,700		30	(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class I			9/15/2021	3,400,700		30	(e)(k)
Illinois Investment S.a.r.l.	Luxembourg				9/15/2021	4,081		—	(e)(k)
								270		0.01%
Retailing
ARKO Corp.					12/22/2020	106		1	(e)(k)
Emerald Lake Pearl Acquisition-A, L.P.					7/19/2021	43,500		43	(e)(k)
Fastsigns Holdings Inc.					3/13/2019	50		83	(e)(k)
Marcone Yellowstone Holdings, LLC		Class A			6/23/2021	92		153	(e)(k)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Stonecourt IV Partners LP					10/8/2021	2,423,676		$2,424	(e)(k)
								2,704		0.14%
Software & Services
APG Holdings, LLC		Class A			1/3/2020	50,000		59	(e)(k)
Astorg VII Co-Invest ERT	Luxembourg				1/31/2020	1,208,500		1,636	(e)(k)
Consilio Investment Holdings, L.P.					5/28/2021	50,000		63	(e)(k)
Cority Parent, Inc.	Canada	Class B-1			7/2/2019	47,536		1	(e)(k)
Denali Topco LLC		Class A			9/15/2021	50,000		50	(e)(k)
Destiny Digital Holdings, L.P.					5/27/2021	3,076		51	(e)(k)
EQT IX Co-Investment (E) SCSP					4/16/2021	5,000		55	(e)(k)
Frontline Technologies Parent, LLC		Class B			9/18/2017	2,728		43	(e)(k)
H&F Unite Partners, L.P.					5/1/2019	50,032		60	(e)(k)
Insight PDI Holdings, LLC		Class A			3/19/2019	26,548		37	(e)(k)
Magic Topco, L.P.		Class B			9/21/2020	12,975		—	(e)(k)
PS Co-Invest, L.P.					3/5/2021	50,000		51	(e)(k)
RMS Group Holdings, Inc.					12/16/2021	5		50	(e)(k)
Rocket Parent, LLC		Class A			12/17/2018	74,502		125	(e)(k)
Skywalker TopCo, LLC					11/20/2020	14,925		53	(e)(k)
Sunshine Software Holdings, Inc.		Class A-1			10/15/2021	5,000		49	(e)(k)
								2,383		0.12%
Technology Hardware & Equipment
Repairify Holdings, LLC		Class A			6/14/2021	1,655		49	(e)(k)
Wildcat Parent, LP					2/27/2020	535		83	(e)(k)
								132		0.01%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Transportation
Allegiant Travel Co.					9/1/2021	823		$154	(k)
Delta Air Lines, Inc.					9/1/2021	4,000		156	(k)
Shur-Co HoldCo, Inc.					6/30/2021	50,000		58	(e)(k)
								368		0.02%
Utilities
Apex Clean Energy TopCo, LLC		Class A			11/17/2021	149,776		8,871	(e)(k)
								8,871		0.46%
Total Common Stocks (Cost $24,400)								26,857		1.38%
Preferred Stock(b)(c)(d)(e)
Automobiles & Components
Automotive Keys Investor, LLC			9.00%		11/6/2020	37,749		42	(g)
McLaren Group Limited	United Kingdom		12.50%		8/2/2021	63,529		8,599	(g)
Metis Holdco, Inc.		Class A	7.00%		5/4/2021	7,959		8,326	(g)
								16,967		0.88%
Commercial & Professional Services
IRI Group Holdings, Inc.		Series A-1	11.50% (6M LIBOR + 10.50%)		11/29/2018	25		35	(g)
Marmic Topco, L.P.			8.00%		3/5/2021	57,624		73	(g)
								108		0.01%
Consumer Services
Aragorn Parent Holdings LP		Series A	10.00%		10/15/2020	50,000		74	(g)
Redwood Services Holdco, LLC		Series D	8.00%		12/31/2020	27,076		59	(g)
								133		0.01%
Diversified Financials
LaRousseCo Limited	Jersey	Class A			9/24/2021	297,963		403	(k)
LaRousseCo Limited	Jersey				9/24/2021	21,247		30	(k)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
The Ultimus Group, LLC		Class A			2/1/2019	1		$1	(g)(k)
								434		0.02%
Energy
Ferrellgas, L.P.			8.96%		3/30/2021	8,734		8,734	(g)
								8,734		0.45%
Food & Beverage
Watermill Express Holdings, LLC		Class A	8.00%		4/20/2021	5,000		48	(g)
								48		0.00%
Healthcare Equipment & Services
Olympia TopCo, L.P.			15.00%		7/28/2021	2,184		1	(g)
Symplr Software Intermediate Holdings, Inc.		Series C-1	11.00%		12/22/2020	50		56	(g)
Symplr Software Intermediate Holdings, Inc.		Series C-2	11.00%		6/18/2021	5,980		6,344	(g)
Symplr Software Intermediate Holdings, Inc.		Series C-3	11.00%		10/12/2021	789		808	(g)
Teligent, Inc.					12/11/2018	1,797		—	(k)
								7,209		0.37%
Insurance
High Street HoldCo LLC		Series A	10.00%		4/16/2021	8,505,042		8,893	(g)
								8,893		0.46%
Materials
Novipax Parent Holding Company, L.L.C.		Class A	10.00%		12/1/2020	50		66	(g)
								66		0.00%
Media & Entertainment
PRG III, LLC		Class A			10/6/2020	2,250		15	(g)(k)
								15		0.00%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Pharmaceuticals, Biotechnology & Life Sciences
Cardinal Topco Holdings, L.P.		Class A	8.00%		9/15/2020	83		$201	(g)
Cobalt Holdings I, LP			8.00%		10/1/2021	50		5	(g)
Cobalt Intermediate I, Inc.		Series A	10.75% (3M LIBOR + 10.00%)		10/1/2021	8,582		8,582	(g)
								8,788		0.46%
Software & Services
Appriss Health Intermediate Holdings, Inc.		Series A	11.00%		5/6/2021	3,657		3,929	(g)
Cority Parent, Inc.	Canada	Class A-1	9.00%		7/2/2019	50		139	(g)
DCert Preferred Holdings, Inc.		Series A	10.50%		5/25/2021	22,284		23,707	(g)
Diligent Preferred Issuer, Inc.			10.50%		4/6/2021	1,476		1,552	(g)
EZ Elemica Holdings, Inc.					9/18/2019	50		59	(k)
Frontline Technologies Parent, LLC		Class A	9.00%		9/18/2017	25		37	(g)
GSV PracticeTek Holdings, LLC		Class A	8.00%		3/31/2021	216,667		151	(g)
Insightful Science Holdings, LLC			14.00%		4/28/2021	62,340		1,721	(g)
Magic Topco, L.P.		Class A	9.00%		9/21/2020	58		92	(g)
Packers Software Intermediate Holdings, Inc.		Series A	11.13% (3M LIBOR + 11.00%)		11/12/2020	50		56	(g)
Packers Software Intermediate Holdings, Inc.		Series A-2	11.13% (3M LIBOR + 11.00%)		12/23/2020	18		20	(g)
Packers Software Intermediate Holdings, Inc.		Series A-3	11.00%		11/24/2021	24		26	(g)
Peachtree Parent, Inc.		Series A	13.25%		3/19/2019	25		36	(g)
Project Essential Super Parent, Inc.			10.50% (3M LIBOR + 9.50%)		4/20/2021	2,963		3,189	(g)
Sunshine Software Holdings, Inc.		Series A	10.50%		10/15/2021	15,929		16,282	(g)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Titan DI Preferred Holdings, Inc.			13.50%		2/11/2020	—			$64	(g)
									51,060		2.65%
Total Preferred Stock (Cost $97,970)									102,455		5.31%
Private Asset-Backed Debt(b)(c)(d)(e)
Diversified Financials
Affirm Operational Loans VI Trust		1st Lien Revolver	10.36% (1M LIBOR + 9.76%)	12/17/2026				$500	$113	(g)(h)
ARM Funding 2019-1, LLC		1st Lien Revolver	8.95% (1M LIBOR + 7.95%)	2/29/2024				2,500	782	(h)
BFS Receivables I LLC		1st Lien Revolver		3/14/2025				1,250	—	(h)
DFC Global Facility Borrower III LLC		1st Lien Revolver	8.00% (1M CDOR + 7.50%)	6/28/2026			CAD	8,582	4,795	(h)(o)(p)
DFC Global Facility Borrower III LLC		1st Lien Revolver	8.00% (3M CDOR + 7.50%)	6/28/2026			CAD	8,582	4,795	(h)
Finance Ireland Loan and Treasury DAC	Ireland	1st Lien Term Loan	9.25% (3M EURIBOR + 9.25%)	6/29/2026				€2,500	982	(h)
NSF Funding 2020 Limited	United Kingdom	1st Lien Revolver		6/10/2026				£11,500	2	(h)
Reliant SPV, LLC		1st Lien Revolver	7.00% (1M LIBOR + 6.00%)	5/28/2024				500	329	(h)
SAVOYSPECIAL LLC		1st Lien Revolver	8.25% (1M LIBOR + 7.50%)	7/1/2024				750	305	(h)
Sera 2021 LLC		1st Lien Delayed Draw Term Loan	6.25% (3M LIBOR + 5.75%)	3/30/2026				1,500	1,293	(h)
Spring Oaks Capital SPV, LLC		1st Lien Revolver	9.50% (1M LIBOR + 8.50%)	11/12/2025				9,000	2,769	(h)
Woodchester Funding Limited	United Kingdom	1st Lien Revolver	6.80% (1M GBP LIBOR + 6.55%)	3/15/2026				£2,182	854	(h)(m)
									17,019		0.88%
Real Estate
Illinois Investment S.a.r.l.	Luxembourg	1st Lien Term Loan	5.17%	12/31/2026			SEK	14,277	1,580
									1,580		0.08%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Private Asset-Backed Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Retailing
Tricolor Funding SPV 3 LLC		1st Lien Revolver	8.50% (1M LIBOR + 7.50%)	8/6/2027			$2,273	$1,244	(h)(n)
								1,244		0.07%
Total Private Asset-Backed Debt (Cost $19,510)								19,843		1.03%
Real Estate Debt(b)(c)(d)(e)
Real Estate
285 Mezz LLC		Mezzanine Term Loan	16.28% (1M LIBOR + 14.00%)	5/5/2023			2,898	2,360	(h)
285 Mezz LLC		Mezzanine Term Loan	20.00% (1M LIBOR + 20.00%)	5/5/2023			1,082	1,071
Total Real Estate Debt (Cost $3,453)								3,431		0.18%
Warrants(d)(e)(k)
Automobiles & Components
McLaren Group Limited	United Kingdom	Common			8/2/2021	19,998		2,063
								2,063		0.12%
Commercial & Professional Services
Visual Edge Technology, Inc.		Common			3/22/2018	27,334		—
								—		0.00%
Consumer Services
KeyStone Sub-Debt HoldCo, LLC		Common			1/20/2021	4		618
LGDN Finco Limited	United Kingdom	Common			6/22/2021	25		17
								635		0.03%
Diversified Financials
BFS Receivables I LLC		Common			8/16/2021	34,662		—
SAVOYSPECIAL LLC		Common			7/14/2021	345,508		2
								2		0.00%

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Warrants(d)(e)(k) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
Healthcare Equipment & Services
Air Medical Buyer Corp		Common			3/14/2018	122		$3
GMR Buyer Corp.		Common			12/17/2021	1,927		49
Teligent, Inc.		Common			4/6/2020	11,342		—
Teligent, Inc.		Common			7/20/2020	2,834		—
								52	0.00%
Media & Entertainment
PFL MMA, Inc.		Common			1/19/2021	115,111		69
								69	0.00%
Retailing
ARKO Corp.		Common			12/22/2020	55		—
								—	0.00%
Transportation
Neovia Logistics Holdings Ltd.		Common			4/26/2019	194,454		—
								—	0.00%
Total Warrants (Cost $2,915)								2,821	0.15%
Total Investments (Cost $2,656,181)								2,694,554	139.65%
Liabilities in Excess of Other Assets								(764,996)	(39.65)%
Net Assets								$1,929,558	100.00%

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate such as the Bank Bill Swap Bid Rate ("BBSY"), Canadian Dollar Offered Rate ("CDOR"), Copenhagen Interbank Offered Rate ("CIBOR"), Euro Interbank Offered Rate ("EURIBOR"), Norwegian Interbank Offered Rate ("NIBOR"), Prime Rate ("PRIME"), Secured Overnight Financing Rate ("SOFR") Sterling Overnight Index Average ("SONIA"), or Stockholm Interbank Offered Rate ("STIBOR"), at the borrower's option. Stated interest rates in this schedule represents the "all-in" rate as of December 31, 2021.

(c)  Variable rate coupon rate shown as of December 31, 2021.

(d)  These investments, which as of December 31, 2021 represented 137.59% of the Fund's net assets or 90.12% of the Fund's total assets, may be subject to legal restrictions on sales. Acquisition dates are included above for equity securities that may be subject to legal restrictions on sales.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 of the Notes to Consolidated Financial Statements).

(f)  These assets are held at CADEX Credit Financing, LLC, a wholly owned special purpose financing vehicle, and are pledged as collateral for a secured revolving credit facility (see Note 6 of the Notes to Consolidated Financial Statements).

(g)  Includes a payment-in-kind provision.

(h)  As of December 31, 2021, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
285 Mezz LLC	Mezzanine Term Loan	$2,898	$(2,389)	$509
A.U.L. Corp.	1st Lien Revolver Loan	1	—	1
AffiniPay Midco, LLC	1st Lien Revolver Loan	766	—	766
Affirm Operational Loans VI Trust	1st Lien Revolver Loan	500	(113)	387
American Residential Services L.L.C.	1st Lien Revolver Loan	1	—	1
Anaqua Parent Holdings, Inc.	1st Lien Delay Draw Loan	523	—	523
Anaqua Parent Holdings, Inc.	1st Lien Revolver Loan	231	—	231
APG Intermediate Holdings Corporation	1st Lien Revolver Loan	1	—	1
Appriss Health, LLC	1st Lien Revolver Loan	212	—	212
AQ Sunshine, Inc.	1st Lien Delay Draw Loan	61	—	61
AQ Sunshine, Inc.	1st Lien Revolver Loan	213	(57)	156
Ardonagh Midco 3 PLC	1st Lien Delay Draw Loan	1	—	1
Argenbright Holdings V, LLC	1st Lien Delay Draw Loan	178	—	178
ARM Funding 2019-1, LLC	1st Lien Revolver Loan	2,500	(782)	1,718
ASG Bidco Limited	1st Lien Delay Draw Loan	748	—	748
Aspire Bidco Limited	1st Lien Revolver Loan	677	—	677
Aspire Bidco Limited	1st Lien Term Loan	3,574	—	3,574
Aspris Bidco Limited	1st Lien Term Loan	1,903	—	1,903
ASP-R-Pac Acquisition Co LLC	1st Lien Revolver Loan	839	(168)	671
Athenahealth, Inc.	1st Lien Revolver Loan	232	—	232
Atlas Intermediate III, L.L.C.	1st Lien Revolver Loan	264	—	264
Auxadi Midco S.L.U.	1st Lien Term Loan	1,449	—	1,449
Aventine Intermediate LLC	1st Lien Delay Draw Loan	812	—	812
Bamboo Purchaser, Inc.	1st Lien Delay Draw Loan	836	(418)	418
Bamboo Purchaser, Inc.	1st Lien Revolver Loan	1	—	1
Banyan Software Holdings, LLC	1st Lien Delay Draw Loan	5,128	(722)	4,406
Banyan Software Holdings, LLC	1st Lien Revolver Loan	471	(189)	282
Beacon Pointe Harmony, LLC	1st Lien Delay Draw Loan	3,175	—	3,175
Beacon Pointe Harmony, LLC	1st Lien Revolver Loan	909	—	909
Bearcat Buyer, Inc.	1st Lien Delay Draw Loan	1	(1)	—
Bearcat Buyer, Inc.	1st Lien Revolver Loan	580	—	580
Bearcat Buyer, Inc.	2nd Lien Delay Draw Loan	1,306	(184)	1,122
Benefytt Technologies, Inc.	1st Lien Delay Draw Loan	911	—	911
Berner Food & Beverage, LLC	1st Lien Revolver Loan	262	(110)	152
BFS Receivables I LLC	1st Lien Revolver Loan	1,250	—	1,250
Blackwood Bidco Limited	1st Lien Delay Draw Loan	3,139	(1,912)	1,227
Businessolver.com, Inc.	1st Lien Delay Draw Loan	1,197	—	1,197
Canopy Bidco Limited	1st Lien Delay Draw Loan	680	(178)	502
Capnor Connery Bidco A/S	1st Lien Delay Draw Loan	7,037	(966)	6,071

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Capstone Acquisition Holdings, Inc.	1st Lien Delay Draw Loan	$1,679	$(642)	$1,037
Capstone Acquisition Holdings, Inc.	1st Lien Revolver Loan	1,150	(177)	973
Capstone Acquisition Holdings, Inc.	2nd Lien Delay Draw Loan	531	—	531
Cardinal Parent, Inc.	1st Lien Revolver Loan	1	—	1
CB-SDG LIMITED	1st Lien Delay Draw Loan	430	—	430
CC Fly Holding II A/S	1st Lien Delay Draw Loan	456	(439)	17
CDI Holdings III Corp.	1st Lien Revolver Loan	410	—	410
Centric Brands LLC	1st Lien Revolver Loan	269	(79)	190
Chariot Buyer LLC	1st Lien Revolver Loan	100	(22)	78
Cobalt Buyer Sub, Inc.	1st Lien Delay Draw Loan	2,476	—	2,476
Cobalt Buyer Sub, Inc.	1st Lien Revolver Loan	895	(89)	806
Commercial Trailer Leasing, Inc.	1st Lien Delay Draw Loan	1,465	(1,169)	296
Commercial Trailer Leasing, Inc.	1st Lien Revolver Loan	741	—	741
Commify Limited	1st Lien Delay Draw Loan	866	(277)	589
Comprehensive EyeCare Partners, LLC	1st Lien Revolver Loan	1	—	1
Confirmasoft AB	1st Lien Delay Draw Loan	1,714	(634)	1,080
Consilio Midco Limited	1st Lien Delay Draw Loan	3,012	(1,723)	1,289
Consilio Midco Limited	1st Lien Revolver Loan	123	—	123
Continental Acquisition Holdings, Inc.	1st Lien Revolver Loan	1	(1)	—
Continental Cafe, LLC	1st Lien Delay Draw Loan	2,788	—	2,788
Continental Cafe, LLC	1st Lien Revolver Loan	786	—	786
Cority Software Inc.	1st Lien Revolver Loan	231	—	231
Cornerstone OnDemand, Inc.	1st Lien Revolver Loan	100	—	100
CVP Holdco, Inc.	1st Lien Delay Draw Loan	7,730	(5,577)	2,153
CVP Holdco, Inc.	1st Lien Revolver Loan	326	(163)	163
DecoPac, Inc.	1st Lien Revolver Loan	2,382	(340)	2,042
Denali Holdco LLC	1st Lien Revolver Loan	592	—	592
DFC Global Facility Borrower III LLC	1st Lien Revolver Loan	13,569	(9,590)	3,979
Diligent Corporation	1st Lien Delay Draw Loan	687	—	687
Diligent Corporation	1st Lien Revolver Loan	513	—	513
DRS Holdings III, Inc.	1st Lien Revolver Loan	173	—	173
DS Admiral Bidco, LLC	1st Lien Revolver Loan	358	—	358
Dye & Durham Corporation	1st Lien Delay Draw Loan	1,242	—	1,242
Dye & Durham Corporation	1st Lien Revolver Loan	1,313	—	1,313
Dynamic NC Aerospace Holdings, LLC	1st Lien Revolver Loan	1,296	—	1,296
Eleda BidCo AB (fka EISG BidCo AB)	1st Lien Delay Draw Loan	886	—	886
Elemica Parent, Inc.	1st Lien Revolver Loan	479	(268)	211
Elevation Services Parent Holdings, LLC	1st Lien Revolver Loan	386	(296)	90
EPS NASS Parent, Inc.	1st Lien Delay Draw Loan	585	—	585

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
EPS NASS Parent, Inc.	1st Lien Revolver Loan	$158	$(99)	$59
eResearch Technology, Inc.	2nd Lien Delay Draw Loan	1,343	(672)	671
Essential Services Holding Corporation	1st Lien Delay Draw Loan	8,146	—	8,146
Essential Services Holding Corporation	1st Lien Revolver Loan	1,560	—	1,560
Eucalyptus BidCo Pty Ltd	1st Lien Term Loan	973	(1)	972
EuroParcs Topholding B.V.	1st Lien Delay Draw Loan	930	(929)	1
ExtraHop Networks, Inc.	1st Lien Delay Draw Loan	933	(103)	830
FC Sun Intressenter AB	1st Lien Delay Draw Loan	12,420	(2)	12,418
Finance Ireland Loan and Treasury DAC	1st Lien Term Loan	2,846	(1,029)	1,817
FL Hawk Intermediate Holdings, Inc.	1st Lien Delay Draw Loan	1,017	—	1,017
FL Hawk Intermediate Holdings, Inc.	1st Lien Revolver Loan	1,312	—	1,312
Floss Bidco Limited	1st Lien Delay Draw Loan	1,640	(555)	1,085
Flow Control Solutions, Inc.	1st Lien Revolver Loan	373	—	373
Foundation Consumer Brands, LLC	1st Lien Revolver Loan	389	—	389
Foundation Risk Partners, Corp.	1st Lien Delay Draw Loan	3,495	(1,997)	1,498
Foundation Risk Partners, Corp.	1st Lien Revolver Loan	2,627	—	2,627
Galway Borrower LLC	1st Lien Delay Draw Loan	1,600	—	1,600
Galway Borrower LLC	1st Lien Revolver Loan	969	—	969
Gilfoyle Bidco AB	1st Lien Term Loan	2,146	(358)	1,788
Global Music Rights, LLC	1st Lien Revolver Loan	473	—	473
GraphPAD Software, LLC	1st Lien Delay Draw Loan	436	—	436
GraphPAD Software, LLC	1st Lien Revolver Loan	2	—	2
Halcon Holdings, LLC	1st Lien Delay Draw Loan	2,103	—	2,103
Hammersmith Bidco Limited	1st Lien Delay Draw Loan	4,260	(3,607)	653
Hammersmith Bidco Limited	1st Lien Term Loan	2,840	—	2,840
Heavy Construction Systems Specialists, LLC	1st Lien Revolver Loan	410	—	410
HH-Stella, Inc.	1st Lien Delay Draw Loan	1,979	(311)	1,668
HH-Stella, Inc.	1st Lien Revolver Loan	444	(51)	393
High Street Buyer, Inc.	1st Lien Delay Draw Loan	8,819	(7,421)	1,398
High Street Buyer, Inc.	1st Lien Revolver Loan	688	—	688
Highline Aftermarket Acquisition, LLC	1st Lien Revolver Loan	1	(1)	—
Hometown Food Company	1st Lien Revolver Loan	1	—	1
Horizon Bidco S.A.S	1st Lien Term Loan	3,509	—	3,509
IntraPac International LLC	1st Lien Revolver Loan	415	(135)	280
Ivanti Software, Inc.	1st Lien Revolver Loan	460	—	460
Jewel Bidco Limited	1st Lien Revolver Loan	451	(293)	158
Jewel Bidco Limited	1st Lien Term Loan	5,140	(1,611)	3,529
Jim N Nicks Management LLC	1st Lien Revolver Loan	1	(1)	—
JMG Group Investments Limited	1st Lien Term Loan	1,611	—	1,611

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Kellermeyer Bergensons Services, LLC	1st Lien Delay Draw Loan	$4,559	$(2,384)	$2,175
Kene Acquisition, Inc.	1st Lien Revolver Loan	676	—	676
Laboratories Bidco LLC	1st Lien Delay Draw Loan	2,201	—	2,201
Laboratories Bidco LLC	1st Lien Revolver Loan	1,562	—	1,562
Lavatio Midco Sarl	1st Lien Delay Draw Loan	1,117	(697)	420
LGDN Finco Limited	1st Lien Revolver Loan	135	—	135
LGDN Finco Limited	1st Lien Term Loan	1,736	(764)	972
LSP HoldCo, LLC	1st Lien Delay Draw Loan	1,994	—	1,994
LSP HoldCo, LLC	1st Lien Revolver Loan	127	—	127
Majesco	1st Lien Revolver Loan	624	—	624
Marmic Purchaser, LLC	1st Lien Revolver Loan	287	(100)	187
Maverick Acquisition, Inc.	1st Lien Delay Draw Loan	3,170	(1,216)	1,954
Mavis Tire Express Services Topco Corp.	1st Lien Revolver Loan	1	—	1
MC Plato Bidco Limited	1st Lien Term Loan	1,608	—	1,608
Mercury Borrower, Inc.	1st Lien Revolver Loan	470	(13)	457
Micromeritics Instrument Corp.	1st Lien Revolver Loan	331	—	331
MMIT Holdings, LLC	1st Lien Revolver Loan	651	(81)	570
Monica Holdco (US), Inc.	1st Lien Revolver Loan	1,009	—	1,009
Moon Valley Nursery of Arizona Retail, LLC	1st Lien Delay Draw Loan	2,002	(320)	1,682
Moon Valley Nursery of Arizona Retail, LLC	1st Lien Revolver Loan	1	(1)	—
MRI Software LLC	1st Lien Delay Draw Loan	744	—	744
MRI Software LLC	1st Lien Revolver Loan	508	—	508
MWG BidCo ApS	1st Lien Term Loan	755	—	755
Nelipak European Holdings Cooperatief U.A.	1st Lien Revolver Loan	662	—	662
Nelipak Holding Company	1st Lien Revolver Loan	605	(253)	352
Nest Topco Borrower Inc.	1st Lien Delay Draw Loan	13,162	—	13,162
NMC Skincare Intermediate Holdings II, LLC	1st Lien Revolver Loan	333	(227)	106
North American Fire Holdings, LLC	1st Lien Delay Draw Loan	2,462	—	2,462
North American Fire Holdings, LLC	1st Lien Revolver Loan	411	—	411
North American Science Associates, LLC	1st Lien Delay Draw Loan	916	—	916
North American Science Associates, LLC	1st Lien Revolver Loan	1	(1)	—
North Haven Stack Buyer, LLC	1st Lien Delay Draw Loan	1,016	(39)	977
North Haven Stack Buyer, LLC	1st Lien Revolver Loan	259	—	259
NSF Funding 2020 Limited	1st Lien Revolver Loan	15,565	(2)	15,563
NueHealth Performance, LLC	1st Lien Delay Draw Loan	1,170	(592)	578
Oakley Ekomid Limited	1st Lien Delay Draw Loan	641	(295)	346
Olympia Acquisition, Inc.	1st Lien Revolver Loan	641	(598)	43
OMH-HealthEdge Holdings, LLC	1st Lien Revolver Loan	1	—	1
Optio Group Limited	1st Lien Delay Draw Loan	809	(379)	430

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Osmosis Buyer Limited	1st Lien Delay Draw Loan	$790	$—	$790
P27 BIDCO LIMITED	1st Lien Delay Draw Loan	440	(88)	352
Patriot Growth Insurance Services, LLC	1st Lien Delay Draw Loan	501	—	501
Patriot Growth Insurance Services, LLC	1st Lien Revolver Loan	250	—	250
PDI TA Holdings, Inc.	1st Lien Revolver Loan	205	—	205
Pegasus (Bidco) Limited	1st Lien Delay Draw Loan	1,112	—	1,112
Pegasus (Bidco) Limited	1st Lien Term Loan	5,583	(1)	5,582
People Corporation	1st Lien Delay Draw Loan	3,254	(183)	3,071
People Corporation	1st Lien Revolver Loan	710	(307)	403
Petroleum Service Group LLC	1st Lien Delay Draw Loan	1,607	(102)	1,505
Petroleum Service Group LLC	1st Lien Revolver Loan	2,106	(351)	1,755
Pluralsight, Inc.	1st Lien Revolver Loan	1,204	—	1,204
Premier Specialties, Inc.	1st Lien Delay Draw Loan	829	—	829
Premier Specialties, Inc.	1st Lien Revolver Loan	385	—	385
Premise Health Holding Corp.	1st Lien Revolver Loan	1	—	1
Production Resource Group, LLC	1st Lien Delay Draw Loan	147	(98)	49
ProfitSolv Purchaser, Inc.	1st Lien Delay Draw Loan	2,554	(530)	2,024
ProfitSolv Purchaser, Inc.	1st Lien Revolver Loan	608	—	608
Project Essential Bidco, Inc.	1st Lien Revolver Loan	121	—	121
Project Hammond Bidco Limited	1st Lien Delay Draw Loan	2,369	—	2,369
Proofpoint, Inc.	1st Lien Revolver Loan	240	—	240
ProService Finteco Sp. z o.o.	1st Lien Delay Draw Loan	513	—	513
PROTON JVCO S.A R.L.	1st Lien Term Loan	949	—	949
QF Holdings, Inc.	1st Lien Delay Draw Loan	263	—	263
QF Holdings, Inc.	1st Lien Revolver Loan	317	—	317
Radius Aerospace Europe Limited	1st Lien Revolver Loan	251	—	251
Radius Aerospace, Inc.	1st Lien Revolver Loan	429	—	429
Raptor Technologies, LLC (Sycamore Bidco Ltd)	1st Lien Revolver Loan	498	—	498
Rawlings Sporting Goods Company, Inc.	1st Lien Revolver Loan	1	(1)	—
Reddy Ice LLC	1st Lien Delay Draw Loan	1,461	(1,456)	5
Reddy Ice LLC	1st Lien Revolver Loan	955	—	955
Redwood Services, LLC	1st Lien Delay Draw Loan	1,729	(316)	1,413
Redwood Services, LLC	1st Lien Revolver Loan	158	(35)	123
Registrar Intermediate, LLC	1st Lien Delay Draw Loan	2,327	—	2,327
Registrar Intermediate, LLC	1st Lien Revolver Loan	764	—	764
Relativity ODA LLC	1st Lien Revolver Loan	1	—	1
Reliant SPV, LLC	1st Lien Revolver Loan	500	(329)	171
Repairify, Inc.	1st Lien Revolver Loan	766	—	766
RMS Holdco II, LLC	1st Lien Revolver Loan	883	—	883

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Rodeo AcquisitionCo LLC	1st Lien Delay Draw Loan	$460	$—	$460
Rodeo AcquisitionCo LLC	1st Lien Revolver Loan	311	(44)	267
RSC Acquisition, Inc.	1st Lien Revolver Loan	1	(1)	—
RSK Group Limited	1st Lien Term Loan	4,435	(2,790)	1,645
Rubicone Bidco Limited	1st Lien Term Loan	2,256	—	2,256
Rugby Australia Ltd	1st Lien Delay Draw Loan	909	(1)	908
Safe Home Security, Inc.	1st Lien Delay Draw Loan	287	(41)	246
Saldon Holdings, Inc.	1st Lien Revolver Loan	381	—	381
SAVOYSPECIAL LLC	1st Lien Revolver Loan	750	(305)	445
Schill Landscaping and Lawn Care Services, LLC	1st Lien Delay Draw Loan	1,542	—	1,542
Schill Landscaping and Lawn Care Services, LLC	1st Lien Revolver Loan	720	—	720
SCM Insurance Services Inc.	1st Lien Revolver Loan	1	—	1
Sera 2021 LLC	1st Lien Delay Draw Loan	1,500	(1,293)	207
Service Logic Acquisition, Inc.	1st Lien Delay Draw Loan	498	—	498
Service Logic Acquisition, Inc.	1st Lien Revolver Loan	1,007	—	1,007
SFE Intermediate HoldCo LLC	1st Lien Revolver Loan	2	—	2
Shur-Co Acquisition, Inc.	1st Lien Revolver Loan	441	(88)	353
Sigma Electric Manufacturing Corporation	1st Lien Revolver Loan	1	—	1
SiroMed Physician Services, Inc.	1st Lien Revolver Loan	1	—	1
SLR BD Limited	1st Lien Term Loan	1,668	(233)	1,435
Spring Insurance Solutions, LLC	1st Lien Delay Draw Loan	1,151	(127)	1,024
Spring Oaks Capital SPV, LLC	1st Lien Revolver Loan	9,000	(2,769)	6,231
SSE Buyer, Inc.	1st Lien Revolver Loan	3	(1)	2
Stealth Holding LLC	1st Lien Delay Draw Loan	988	(711)	277
Sun Acquirer Corp.	1st Lien Delay Draw Loan	4,869	(2,605)	2,264
Sun Acquirer Corp.	1st Lien Revolver Loan	1,059	—	1,059
Sundance Group Holdings, Inc.	1st Lien Delay Draw Loan	453	—	453
Sundance Group Holdings, Inc.	1st Lien Revolver Loan	1	—	1
Sunshine Sub, LLC	1st Lien Revolver Loan	144	—	144
SV-Burton Holdings, LLC	1st Lien Delay Draw Loan	1,847	(162)	1,685
SV-Burton Holdings, LLC	1st Lien Revolver Loan	555	—	555
Symbol Bidco I Limited	1st Lien Delay Draw Loan	580	(200)	380
Symplr Software Inc.	1st Lien Revolver Loan	1	—	1
TA/WEG Holdings, LLC	1st Lien Delay Draw Loan	1,714	(912)	802
TA/WEG Holdings, LLC	1st Lien Revolver Loan	914	(352)	562
TCP Hawker Intermediate LLC	1st Lien Delay Draw Loan	921	(406)	515
TCP Hawker Intermediate LLC	1st Lien Revolver Loan	458	(34)	424
Teligent, Inc.	1st Lien Delay Draw Loan	127	(74)	53

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Teligent, Inc.	1st Lien Revolver Loan	$—	$—	$—
TGP Holdings III LLC	1st Lien Delay Draw Loan	964	—	964
The Ultimate Software Group, Inc.	1st Lien Revolver Loan	1	—	1
The Ultimus Group Midco, LLC	1st Lien Revolver Loan	396	—	396
Therapy Brands Holdings LLC	2nd Lien Delay Draw Loan	1,284	—	1,284
Thermostat Purchaser III, Inc.	1st Lien Revolver Loan	100	—	100
Thermostat Purchaser III, Inc.	2nd Lien Delay Draw Loan	612	—	612
TIGER UK BIDCO LIMITED	1st Lien Delay Draw Loan	3,190	(3,026)	164
TIGER UK BIDCO LIMITED	1st Lien Revolver Loan	451	(75)	376
Tricolor Funding SPV 3 LLC	1st Lien Revolver Loan	2,273	(1,244)	1,029
Trident TPI Holdings, Inc.	1st Lien Delay Draw Loan	1,092	(439)	653
Turbo Acquisitions 10 Bidco Limited	1st Lien Delay Draw Loan	1,822	(1,161)	661
United Digestive MSO Parent, LLC	1st Lien Revolver Loan	511	—	511
US Salt Investors, LLC	1st Lien Revolver Loan	679	—	679
VLS Recovery Services, LLC	1st Lien Delay Draw Loan	1,385	—	1,385
VLS Recovery Services, LLC	1st Lien Revolver Loan	622	(53)	569
VPP Intermediate Holdings, LLC	1st Lien Delay Draw Loan	472	(9)	463
VPP Intermediate Holdings, LLC	1st Lien Revolver Loan	315	—	315
Watermill Express, LLC	1st Lien Delay Draw Loan	219	—	219
Watermill Express, LLC	1st Lien Revolver Loan	275	—	275
WebPT, Inc.	1st Lien Revolver Loan	216	(65)	151
Wellness AcquisitionCo, Inc.	1st Lien Revolver Loan	504	—	504
Wildcat BuyerCo, Inc.	1st Lien Delay Draw Loan	732	—	732
Wildcat BuyerCo, Inc.	1st Lien Revolver Loan	255	—	255
Woodchester Funding Limited	1st Lien Revolver Loan	2,953	(854)	2,099
WorkWave Intermediate II, LLC	1st Lien Revolver Loan	460	—	460
WSHP FC Acquisition LLC	1st Lien Delay Draw Loan	350	(183)	167
WSHP FC Acquisition LLC	1st Lien Revolver Loan	106	(21)	85
YE Brands Holdings, LLC	1st Lien Revolver Loan	165	—	165
Total		$344,192	$(80,889)	$263,303

(i)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(j)  Loan or bond was on non-accrual status as of December 31, 2021.

(k)  Non-income producing security as of December 31, 2021.

(l)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(m)  The Fund sold a participating interest of £1,200 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles ("GAAP"), the Fund recorded a corresponding secured borrowing of $464 at fair value, included in "accrued expenses and other payables" in the accompanying consolidated statement of assets and liabilities. As of December 31, 2021, the interest rate in effect for the secured borrowing was 4.75%.

(n)  The Fund sold a participating interest of $1,023 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with GAAP, the Fund recorded a corresponding secured borrowing of
Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

$560 at fair value, included in "accrued expenses and other payables" in the accompanying consolidated statement of assets and liabilities. As of December 31, 2021, the interest rate in effect for the secured borrowing was 8.50%.

(o)  The Fund sold a participating interest of CAD 3,862 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with GAAP, the Fund recorded a corresponding secured borrowing of $2,138 at fair value, included in "accrued expenses and other payables" in the accompanying consolidated statement of assets and liabilities. As of December 31, 2021, the interest rate in effect for the secured borrowing was 4.25%.

(p)  The Fund sold a participating interest of CAD 4,720 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with GAAP, the Fund recorded a corresponding secured borrowing of $2,614 at fair value, included in "accrued expenses and other payables" in the accompanying consolidated statement of assets and liabilities. As of December 31, 2021, the interest rate in effect for the secured borrowing was 4.25%.

  As of December 31, 2021, the aggregate cost of securities for Federal income tax purposes was $2,662,257. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$53,365
Gross unrealized depreciation	(18,688)
Net unrealized appreciation	$34,677

Securities sold short as of December 31, 2021 were as follows:

Corporate Bonds Sold Short

Company	Industry	Interest Rate	Maturity Date	Principal Amount	Value	Percentage of Net Assets
At Home Group Inc.	Retailing	7.13%	7/15/2029	$(946)	$(932)
CoreCivic, Inc	Commercial & Professional Services	8.25%	4/15/2026	(275)	(288)
Hormel Foods Corp	Food, Beverage & Tobacco	1.80%	6/11/2030	(390)	(384)
Occidental Petroleum Corporation	Energy	4.40%	4/15/2046	(980)	(1,008)
Tenet Healthcare Corp	Health Care Equipment & Services	6.25%	2/1/2027	(63)	(66)
Weight Watchers International, Inc.	Consumer Services	4.50%	4/15/2029	(769)	(738)
Total Corporate Bonds Sold Short (Cost $(3,400))					$(3,416)	(0.18)%

Common Stocks Sold Short

Company	Industry	Shares	Value	Percentage of Net Assets
Invesco Senior Loan ETF	Diversified Financials	(294)	$(6,497)
Total Common Stocks Sold Short (Cost $(6,426))			$(6,497)	(0.34)%

Forward currency contracts as of December 31, 2021 were as follows:

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Forward currency contract	$(1,251)		€(1,277)	Goldman Sachs	January 5, 2022	$27	$—
Forward currency contract	$(944)		£(923)	Goldman Sachs	January 19, 2022	—	(22)
Forward currency contract	$(10,810)	CAD	(10,691)	Goldman Sachs	January 19, 2022	—	(120)
Forward currency contract	$(333)		£(339)	Goldman Sachs	January 21, 2022	5	—
Forward currency contract	$(248)	DKK	(253)	Goldman Sachs	January 21, 2022	5	—
Forward currency contract	$(5,789)	CAD	(5,929)	Goldman Sachs	January 21, 2022	140	—
Forward currency contract	$(3,172)	DKK	(3,248)	Goldman Sachs	January 21, 2022	76	—
Forward currency contract	$(32,776)		€(33,579)	Goldman Sachs	January 21, 2022	803	—
Forward currency contract	$(55,987)		£(57,015)	Goldman Sachs	January 21, 2022	1,028	—

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Forward currency contract	$(508)	NOK	(535)	Goldman Sachs	January 21, 2022	$27	$—
Forward currency contract	$(9,245)	SEK	(9,721)	Goldman Sachs	January 21, 2022	476	—
Forward currency contract	$(262)		£(268)	Goldman Sachs	January 21, 2022	5	—
Forward currency contract	$(251)	CAD	(257)	Goldman Sachs	January 21, 2022	5	—
Forward currency contract	$(358)		£(361)	Goldman Sachs	January 21, 2022	3	—
Forward currency contract	$(1,367)		€(1,389)	Goldman Sachs	January 21, 2022	22	—
Forward currency contract	$(269)		£(268)	Goldman Sachs	January 21, 2022	—	(1)
Forward currency contract	$(2,305)		€(2,268)	Goldman Sachs	January 21, 2022	—	(37)
Forward currency contract	$(177)	CAD	(176)	Goldman Sachs	January 21, 2022	—	(2)
Forward currency contract	$(72)	CAD	(71)	Goldman Sachs	January 21, 2022	—	(1)
Forward currency contract	$(380)		€(376)	Goldman Sachs	January 21, 2022	—	(3)
Forward currency contract	$(405)		£(397)	Goldman Sachs	January 21, 2022	—	(8)
Forward currency contract	$(491)		£(480)	Goldman Sachs	January 21, 2022	—	(11)
Forward currency contract	$(3,966)		€(3,938)	Goldman Sachs	January 21, 2022	—	(28)
Forward currency contract	$(7,843)	AUD	(7,742)	Goldman Sachs	January 21, 2022	—	(101)
Forward currency contract	$(2,391)		€(2,378)	Goldman Sachs	January 21, 2022	—	(13)
Forward currency contract	$(6,004)		£(5,902)	Goldman Sachs	January 21, 2022	—	(102)
Forward currency contract	$(3,724)	PLN	(3,660)	Goldman Sachs	January 21, 2022	—	(64)
Forward currency contract	$(5,247)	SEK	(5,243)	Goldman Sachs	January 21, 2022	—	(4)
Forward currency contract	$(5,954)		€(5,917)	Goldman Sachs	January 21, 2022	—	(37)
Forward currency contract	$(1,428)	SEK	(1,493)	Goldman Sachs	September 18, 2022	66	—
Total						$2,688	$(554)

Purchased options outstanding as of December 31, 2021 were as follows:

Options on Equity Indices — Buy Protection

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call-Chicago Board Options Exchange-VIX US	$30	1/19/2022	Citigroup Global Markets Inc.	$155	$15	$5
Total Purchased Options					$15	$5

Written options outstanding as of December 31, 2021 were as follows:

Options on Equity Indices — Sell Protection

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call-Chicago Board Options Exchange-VIX US	$40	1/19/2022	Citigroup Global Markets Inc.	$(155)	$(8)	$(3)
Total Written Options					$(8)	$(3)

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

Swap Agreements outstanding as of December 31, 2021 were as follows:

Swap Agreements: Centrally Cleared or Exchange Traded

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
AXL CDS USD SR 5Y	Q	5.00%	06/20/2025	ICE	$250	$(18)	$(2)	$(16)
CDX.NA.HY S35 5Y	Q	5.00%	12/20/2025	ICE	5,331	(473)	(522)	49
CDX.NA.HY S37 5Y	Q	5.00%	12/20/2026	ICE	865	(80)	(79)	(1)
KSS CDS USD SR 5Y	Q	1.00%	12/20/2025	ICE	62	—	7	(7)
Total Swap Agreements — Buy Protection: Centrally Cleared or Exchange Traded						$(571)	$(596)	$25

Credit Default Swaps on Credit Indices — Sell Protection (4)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
TSLA CDS USD SR 5Y	Q	1.00%	06/20/2026	ICE	$275	$(2)	$7	$(9)
Total Swap Agreements — Sell Protection: Centrally Cleared or Exchange Traded						$(2)	$7	$(9)

Swap Agreements: Over the Counter

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY S33 5Y Tranche 25-35	Q	5.00%	12/20/2024	Goldman Sachs	$1,814	$(207)	$(210)	$3
CDX.NA.HY S35 5Y Tranche 15-25	Q	5.00%	12/20/2025	Goldman Sachs	3,105	(253)	(209)	(44)
CMBX.NA.BBB— S9	M	3.00%	09/17/2058	Goldman Sachs	1,030	100	246	(146)
Total Swap Agreements — Buy Protection: Over the Counter						$(360)	$(173)	$(187)

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(in thousands, except shares, percentages and as otherwise noted)

(3)  The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

AUD  Australian Dollars

CAD  Canadian Dollars

DKK  Danish Krone

GBP  British Pound

NOK  Norwegian Krone

SEK  Swedish Krone

USD  U.S. Dollars

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities

December 31, 2021
(in thousands)

Assets
Investments in unaffiliated issuers, at fair value (cost $2,656,181)	$2,694,554
Derivatives	2,793
Cash	87,433
Cash denominated in foreign currency, at value (cost $44,295)	44,581
Due from brokers	15,500
Receivable for common shares issued by the Fund	27,342
Receivable for securities sold	55,309
Interest and principal receivable	12,875
Other assets	5,597
Total assets	2,945,984
Liabilities
Debt	$402,468
Mandatory redeemable preferred shares (liquidation preference $300,000, net of unamortized deferred issuance costs of $3,138)	296,862
Securities sold short (cost $(9,826))	9,913
Derivatives	1,017
Payable for securities purchased	273,900
Interest and facility fees payable	2,486
Payable for expense support recoupment	224
Accrued expenses and other payables	29,556
Total liabilities	1,016,426
Commitments and contingencies (See Note 2)
Net Assets	$1,929,558
Net assets consist of:
Paid-in capital	1,887,454
Accumulated undistributed earnings	42,104
Net assets	$1,929,558

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2021
(in thousands, except per share data)

Common shares:
Class A:
Net Assets	$62,031
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,408
Net Asset Value Per Share	$25.75
Maximum Offering Price Per Share	$27.33
Class C:
Net Assets	$77,361
Shares Outstanding ($.001 par value; unlimited shares authorized)	3,015
Net Asset Value Per Share	$25.65
Class I:
Net Assets	$1,339,091
Shares Outstanding ($.001 par value; unlimited shares authorized)	51,483
Net Asset Value Per Share	$26.01
Class L:
Net Assets	$9,845
Shares Outstanding ($.001 par value; unlimited shares authorized)	381
Net Asset Value Per Share	$25.85
Maximum Offering Price Per Share	$27.00
Class U:
Net Assets	$345,691
Shares Outstanding ($.001 par value; unlimited shares authorized)	13,359
Net Asset Value Per Share	$25.87
Class U-2:
Net Assets	$56,851
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,199
Net Asset Value Per Share	$25.85
Maximum Offering Price Per Share	$26.51
Class W:
Net Assets	$38,688
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,486
Net Asset Value Per Share	$26.03
Maximum Offering Price Per Share	$26.84

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Statement of Operations

For the year ended December 31, 2021
(in thousands)

For the Year Ended December 31, 2021
Investment income:
Interest	$126,405
Dividend	5,025
Total investment income	131,430
Expenses:
Management fee (Note 3)	21,825
Incentive fee (Note 3)	3,000
Interest and credit facility fees (Note 6 and 7)	9,325
Shareholder service expense and distribution fees (Note 3)	3,227
Other expenses	8,393
Total operating expenses	45,770
Tax expenses	256
Expense support recoupment (Note 3)	752
Total expenses	46,778
Net Investment Income	84,652
Realized and unrealized gains (losses) on investments, foreign currency and derivative contracts
Net realized gains on investments	12,026
Net realized losses on derivative contracts	(59)
Net realized losses on foreign currency	(357)
Net unrealized gains on investments	4,907
Net unrealized gains on derivative contracts	2,544
Net unrealized gains on foreign currency	10,600
Net realized and unrealized gains on investments, foreign currency and other transactions	29,661
Net increase in net assets resulting from operations	$114,313

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets

(in thousands, except per share data, percentages and as otherwise noted)

	For the Years Ended December 31,
	2021	2020
Increase (decrease) in net assets from operations:
Net investment income	$84,652	$43,413
Net realized gains (losses) on investments, foreign currency and other transactions	11,610	(26,916)
Net unrealized gains on investments, foreign currency and other transactions	18,051	19,461
Net increase from operations	114,313	35,958
Distributions to shareholders from (Note 2):
Distributed earnings — Class A	(3,274)	(3,171)
Distributed earnings — Class C	(3,972)	(3,680)
Distributed earnings — Class I	(48,871)	(25,067)
Distributed earnings — Class L	(506)	(373)
Distributed earnings — Class U	(14,207)	(6,939)
Distributed earnings — Class U-2	(1,559)	(153	)(a)
Distributed earnings — Class W	(2,119)	(2,162)
Total distributions	(74,508)	(41,545)
Increase (decrease) in net assets from operations and distributions	39,805	(5,587)
Share transactions:
Class A:
Proceeds of shares issued	9,921	16,609
Value of distributions reinvested	959	1,067
Cost of shares redeemed	(9,228)	(17,200)
Net increase from share transactions	1,652	476
Class C:
Proceeds of shares issued	12,690	12,311
Value of distributions reinvested	1,965	1,876
Cost of shares redeemed	(7,080)	(9,732)
Net increase from share transactions	7,575	4,455
Class I:
Proceeds of shares issued	796,866	299,889
Value of distributions reinvested	15,507	10,193
Cost of shares redeemed	(104,271)	(56,812)
Net increase from share transactions	708,102	253,270
Class L:
Proceeds of shares issued	2,344	2,402
Value of distributions reinvested	376	250
Cost of shares redeemed	(500)	(1,444)
Net increase from share transactions	2,220	1,208

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Years Ended December 31,
	2021	2020
Class U:
Proceeds of shares issued	141,102	151,704
Value of distributions reinvested	11,759	5,937
Cost of shares redeemed	(13,305)	(4,230)
Net increase from share transactions	139,556	153,411
Class U-2:
Proceeds of shares issued	43,467	11,418	(a)
Value of distributions reinvested	1,106	82	(a)
Cost of shares redeemed	(460)	—	(a)
Net increase from share transactions	44,113	11,500	(a)
Class W:
Proceeds of shares issued	2	—
Value of distributions reinvested	1,522	1,620
Cost of shares redeemed	(3,833)	(311)
Net increase from share transactions	(2,309)	1,309
Total increase in net assets	940,714	420,042
Net Assets, beginning of period	988,844	568,802
Net Assets, end of period	$1,929,558	$988,844

(a) Period from April 13, 2020, date operations commenced, through December 31, 2020.

Annual Report 2021

CION Ares Diversified Credit Fund

Consolidated Statement of Cash Flows

For the year ended December 31, 2021
(in thousands, except per share data, percentages and as otherwise noted)

For the Year Ended December 31, 2021
Operating activities:
Net increase in net assets resulting from operations	$114,313
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(2,170,301)
Proceeds from the sale of investments	843,186
Proceeds from securities sold short	11,481
Purchases to cover securities sold short	(2,313)
Purchases of derivative contracts	3,067
Proceeds from the sale of derivative contracts	(2,785)
Amortization and accretion of discounts and premiums, net	4,077
Net realized gains on investments	(12,026)
Net realized losses on derivative contracts	59
Net unrealized gains on investments	(4,907)
Net unrealized gains on derivative contracts	(2,544)
Net realized and unrealized gains on foreign currency	(10,243)
Amortization of debt issuance cost	1,234
Payment-in-kind ("PIK") interest and dividends	(2,837)
Collections of PIK interest and dividends	330
Changes in operating assets and liabilities:
Due from brokers	(12,869)
Interest and principal receivable	(3,482)
Other assets	239
Interest and facility fees payable	2,174
Payable for expense support	140
Accrued expenses and other payables	14,214
Net cash used in operating activities	(1,229,793)
Financing activities:
Borrowings on debt	888,840
Repayments of debt	(667,500)
Proceeds from issuance of mandatory redeemable preferred shares	300,000
Deferred debt and mandatory redeemable preferred shares issuance costs	(8,265)
Proceeds of common shares issued	1,012,966
Cost of common shares redeemed	(138,678)
Distributions to shareholders	(70,420)
Value of distributions reinvested	33,194
Net cash provided by financing activities	1,350,137
Change in Cash	120,344
Cash, Beginning of Period	11,670
Cash, End of Period	$132,014
Supplemental disclosure of cash flow information:
Cash paid for interest and credit facility fees during the period	$7,151
Cash paid for taxes during the period	$236

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from January 26, 2017 (commencement of operations) to October 31, 2017
Class A
Per share data:
Net asset value, beginning of period	$25.13	$25.93	$25.44		$25.80	$25.25	$25.00
Income from investment operations:
Net investment income(a)	1.46	1.40	0.23		1.39	1.52	0.86
Net realized and unrealized gains (losses)	0.55	(0.80)	0.49		(0.36)	0.42	0.44
Total income from investment operations	2.01	0.60	0.72		1.03	1.94	1.30
Less distributions declared to shareholders:
From net investment income	(1.39)	(1.40)	(0.23)		(1.39)	(1.39)	(0.86)
From net realized gains on investments	—	—	—		—	—	(0.12)
From net unrealized gains on investments and foreign currency	—	—	—		—	—	(0.07)
Total distributions	(1.39)	(1.40)	(0.23)		(1.39)	(1.39)	(1.05)
Net asset value, end of period	$25.75	$25.13	$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	8.93%	3.61%	2.86	%(c)	4.37%	(2.44)%	(37.12	)%(c)
Total return, including expense support(d)	8.21%	2.77%	2.86	%(c)	4.10%	7.91%	5.32	%(c)
Ratios to average net assets/ supplemental data:
Net assets, end of period	$62,031	$58,881	$60,203		$54,386	$37,915	$12,865
Including interest expense:
Expenses, excluding expense support(e)(h)	3.11%	3.44%	4.01	%(f)	4.03%	5.98%	58.85	%(f)
Expenses, including expense support(e)(g)(h)	3.83%	4.28%	4.01	%(f)	4.30%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	2.46%	2.90%	3.33	%(f)	3.38%	5.97%	58.85	%(f)
Expenses, including expense support(g)(h)	3.18%	3.73%	3.33	%(f)	3.65%	0.33%	0.00	%(f)
Net investment income(e)	5.72%	5.86%	5.27	%(f)	5.56%	5.91%	4.48	%(f)
Portfolio turnover rate	43.72%	59.77%	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.65% of the cost of borrowing, 0.72% of net expense support and 0.88% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.54% of the cost of borrowing, 0.84% of net expense support and 1.35% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 1.77% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.47% of base management fees, 0.65% of the cost of borrowing, 0.27% of net expense support and 1.91% of other operating expenses. For the year ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (5.91)% of net expense support and 4.76% of other operating expenses. For the period ended October 31, 2017, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (56.68)% of net expense support and 55.19% of other operating expenses.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class C
Per share data:
Net asset value, beginning of period	$25.05	$25.90	$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	1.43	1.35	0.19		1.39	1.52	0.39
Net realized and unrealized gains (losses)	0.56	(0.80)	0.50		(0.36)	0.42	0.33
Total income from investment operations	1.99	0.55	0.69		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(1.39)	(1.40)	(0.23)		(1.39)	(1.39)	(0.39)
From net realized gains on investments	—	—	—		—	—	(0.02)
From net unrealized gains on investments and foreign currency	—	—	—		—	—	(0.01)
Total distributions	(1.39)	(1.40)	(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$25.65	$25.05	$25.90		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	8.20%	2.81%	2.74	%(c)	3.70%	(3.19)%	(3.56	)%(c)
Total return, including expense support(d)	8.16%	2.57%	2.74	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/ supplemental data:
Net assets, end of period	$77,361	$68,039	$65,779		$59,912	$29,868	$3,898
Including interest expense:
Expenses, excluding expense support(e)(h)	3.87%	4.18%	4.76	%(f)	4.82%	6.73%	25.59	%(f)
Expenses, including expense support(e)(g)(h)	3.91%	4.41%	4.76	%(f)	4.42%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.22%	3.64%	4.07	%(f)	4.15%	6.72%	22.59	%(f)
Expenses, including expense support(g)(h)	3.26%	3.88%	4.07	%(f)	3.75%	0.33%	0.00	%(f)
Net investment income(e)	5.65%	5.66%	4.52	%(f)	5.48%	5.91%	5.17	%(f)
Portfolio turnover rate	43.72%	59.77%	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.65% of the cost of borrowing, 0.04% of net expense support and 1.64% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.52% of the cost of borrowing, 0.24% of net expense support and 2.09% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 2.52% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.47% of base management fees, 0.67% of the cost of borrowing, (0.40)% of net expense support and 2.67% of other operating expenses. For the year ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (6.20)% of net expense support and 5.05% of other operating expenses. For the period ended October 31, 2017, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (33.93)% of net expense support and 32.44% of other operating expenses.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class I
Per share data:
Net asset value, beginning of period	$25.22	$25.93	$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	1.62	1.49	0.23		1.39	1.52	0.40
Net realized and unrealized gains (losses)	0.56	(0.80)	0.49		(0.36)	0.42	0.32
Total income from investment operations	2.18	0.69	0.72		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(1.39)	(1.40)	(0.23)		(1.39)	(1.39)	(0.40)
From net realized gains on investments	—	—	—		—	—	(0.01)
From net unrealized gains on investments and foreign currency	—	—	—		—	—	(0.01)
Total distributions	(1.39)	(1.40)	(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$26.01	$25.22	$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	8.90%	3.55%	2.88	%(c)	4.78%	(2.19)%	(2.49	)%(c)
Total return, including expense support(d)	8.87%	3.12%	2.86	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/ supplemental data:
Net assets, end of period	$1,339,092	$603,536	$354,144		$298,481	$111,705	$6,048
Including interest expense:
Expenses, excluding expense support(e)(h)	3.25%	3.50%	3.74	%(f)	3.87%	5.73%	18.62	%(f)
Expenses, including expense support(e)(g)(h)	3.28%	3.93%	3.87	%(f)	4.55%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	2.56%	2.97%	3.06	%(f)	3.17%	5.71%	18.62	%(f)
Expenses, including expense support(g)(h)	2.59%	3.39%	3.19	%(f)	3.85%	0.32%	0.00	%(f)
Net investment income(e)	6.34%	6.24%	5.44	%(f)	5.38%	5.91%	5.19	%(f)
Portfolio turnover rate	43.72%	59.77%	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.60% of base management fees, 0.33% of incentive fees, 0.69% of the cost of borrowing, 0.03% of net expense support and 0.63% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.59% of base management fees, 0.25% of incentive fee, 0.53% of the cost of borrowing, 0.43% of net expense support and 1.14% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.13% of net expense support and 1.51% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.48% of base management fees, 0.71% of the cost of borrowing, 0.68% of net expense support and 1.68% of other operating expenses. For the year ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (4.79)% of net expense support and 3.64% of other operating expenses. For the period ended October 31, 2017, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (29.81)% of net expense support and 28.33% of other operating expenses.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Class L
Per share data:
Net asset value, beginning of period	$25.14	$25.92	$25.44		$25.80	$25.23
Income from investment operations:
Net investment income(a)	1.54	1.44	0.19		1.39	1.52
Net realized and unrealized gains (losses)	0.56	(0.82)	0.52		(0.36)	0.43
Total income from investment operations	2.10	0.62	0.71		1.03	1.95
Less distributions declared to shareholders:
From net investment income	(1.39)	(1.40)	(0.23)		(1.39)	(1.38)
Total distributions	(1.39)	(1.40)	(0.23)		(1.39)	(1.38)
Net asset value, end of period	$25.85	$25.14	$25.92		$25.44	$25.80
Total return, excluding expense support(b)	8.69%	3.27%	2.82	%(c)	4.32%	(2.69	)%(c)
Total return, including expense support(d)	8.58%	2.85%	2.82	%(c)	4.10%	7.96	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$9,845	$7,364	$6,325		$5,536	$1,933
Including interest expense:
Expenses, excluding expense support(e)(h)	3.40%	3.82%	4.24	%(f)	4.38%	6.23	%(f)
Expenses, including expense support(e)(g)(h)	3.51%	4.24%	4.24	%(f)	4.60%	0.34	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	2.75%	3.27%	3.56	%(f)	3.67%	6.21	%(f)
Expenses, including expense support(g)(h)	2.86%	3.69%	3.56	%(f)	3.89%	0.32	%(f)
Net investment income(e)	6.05%	6.04%	4.47	%(f)	5.35%	5.19	%(f)
Portfolio turnover rate	43.72%	59.77%	5.42	%(c)	63.58%	28.36	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.05% of incentive fees, 0.65% of the cost of borrowing, 0.11% of net expense support and 1.12% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.02% of incentive fees, 0.55% of the cost of borrowing, 0.42% of net expense support and 1.68% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 2.01% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.72% of the cost of borrowing, 0.21% of net expense support and 2.18% of other operating expenses. For the period ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.48% of base management fees, 0.00% of the cost of borrowing, (4.71)% of net expense support and 3.57% of other operating expenses.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Period from July 26, 2019 (commencement of operations) to October 31, 2019
Class U
Per share data:
Net asset value, beginning of period	$25.18	$25.92	$25.44		$25.86
Income from investment operations:
Net investment income(a)	1.52	1.42	0.20		0.40
Net realized and unrealized gains (losses)	0.56	(0.76)	0.51		(0.45)
Total income from investment operations	2.08	0.66	0.71		(0.05)
Less distributions declared to shareholders:
From net investment income	(1.39)	(1.40)	(0.23)		(0.37)
Total distributions	(1.39)	(1.40)	(0.23)		(0.37)
Net asset value, end of period	$25.87	$25.18	$25.92		$25.44
Total return, excluding expense support(b)(c)	8.48%	3.01%	2.74%		1.60%
Total return, including expense support(c)(d)	8.48%	2.99%	2.82%		(0.14)%
Ratios to average net assets/supplemental data:
Net assets, end of period	$345,691	$199,175	$42,902		$10,434
Including interest expense:
Expenses, excluding expense support(e)(f)(h)	3.64%	4.00%	4.31%		4.85%
Expenses, including expense support(e)(f)(g)(h)	3.64%	4.02%	3.83%		6.59%
Excluding interest expense:
Expenses, excluding expense support(f)(h)	2.97%	3.51%	3.66%		3.88%
Expenses, including expense support(f)(g)(h)	2.97%	3.54%	4.48%		5.62%
Net investment income(e)(f)	5.96%	5.98%	5.39%		12.08%
Portfolio turnover rate	43.72%	59.77%	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.59% of base management fees, 0.67% of the cost of borrowing and 1.38% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.60% of base management fees, 0.48% of the cost of borrowing, 0.02% of net expense support and 1.92% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.65% of the cost of borrowing, (0.47)% of net expense support and 2.10% of other operating expenses. For the period ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.61% of base management fees, 0.89% of the cost of borrowing, 1.74% of net expense support and 2.35% of other operating expenses.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2021	For the Period from April 13, 2020 (commencement of operations) to December 31, 2020
Class U-2
Per share data:
Net asset value, beginning of period	$25.17	$21.79
Income from investment operations:
Net investment income(a)	1.52	0.76
Net realized and unrealized gains	0.55	3.62
Total income from investment operations	2.07	4.38
Less distributions declared to shareholders:
From net investment income	(1.39)	(1.00)
Total distributions	(1.39)	(1.00)
Net asset value, end of period	$25.85	$25.17
Total return, excluding expense support(b)(c)	8.44%	19.71%
Total return, including expense support(c)(d)	8.44%	19.71%
Ratios to average net assets/supplemental data:
Net assets, end of period	$56,851	$12,018
Including interest expense:
Expenses, excluding expense support(e)(f)(h)	3.74%	4.10%
Expenses, including expense support(e)(f)(g)(h)	3.74%	4.10%
Excluding interest expense:
Expenses, excluding expense support(f)(h)	3.00%	3.69%
Expenses, including expense support(f)(g)(h)	3.00%	3.69%
Net investment income(e)(f)	5.98%	4.48%
Portfolio turnover rate(c)	43.72%	59.77%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.62% of base management fees, 0.74% of the cost of borrowing and 1.38% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.54% of base management fees, 0.39% of the cost of borrowing, 0.00% of net expense support and 2.17% of other operating expenses.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Period from December 21, 2018 (commencement of operations) to October 31, 2019
Class W
Per share data:
Net asset value, beginning of period	$25.27	$25.92	$25.44		$25.03
Income from investment operations:
Net investment income(a)	1.58	1.50	0.25		1.23
Net realized and unrealized gains (losses)	0.57	(0.75)	0.46		0.38
Total income from investment operations	2.15	0.75	0.71		1.61
Less distributions declared to shareholders:
From net investment income	(1.39)	(1.40)	(0.23)		(1.20)
Total distributions	(1.39)	(1.40)	(0.23)		(1.20)
Net asset value, end of period	$26.03	$25.27	$25.92		$25.44
Total return, excluding expense support(b)(c)	8.73%	3.35%	2.82%		7.00%
Total return, including expense support(c)(d)	8.73%	3.35%	2.82%		6.25%
Ratios to average net assets/supplemental data:
Net assets, end of period	$38,688	$39,831	$39,449		$38,423
Including interest expense:
Expenses, excluding expense support(e)(f)(g)	3.39%	3.65%	4.28%		4.73%
Expenses, including expense support(e)(f)(g)(h)	3.39%	3.65%	4.28%		5.47%
Excluding interest expense:
Expenses, excluding expense support(f)(h)	2.75%	3.14%	3.59%		3.65%
Expenses, including expense support(f)(g)(h)	2.75%	3.14%	3.59%		4.39%
Net investment income(e)(f)	6.17%	6.23%	4.97%		5.14%
Portfolio turnover rate	43.72%	59.77%	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.06% of incentive fees, 0.64% of the cost of borrowing and 1.11% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.54% of base management fees, 0.03% of incentive fees, 0.50% of the cost of borrowing, 0.00% of net expense support and 1.58% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 2.03% of other operating expenses. For the period ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.57% of base management fees, 0.91% of the cost of borrowing, 0.74% of net expense support and 2.24% of other operating expenses.

Annual Report 2021

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

Information about the Fund's senior securities as of December 31, 2021, December 31, 2020, December 31, 2019 and October 31, 2019 is shown in the following table.

	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Class and Period Ended
Revolving Credit Facility (Wells Fargo Bank, N.A.)
December 31, 2021	$225,664	$6,461	—	N/A
December 31, 2020	77,025	6,233	—	N/A
December 31, 2019	19,054	5,383	—	N/A
October 31, 2019	19,397	3,847	—	N/A
Revolving Credit Facility (State Street Bank and Trust Company)
December 31, 2021	$176,803	$6,461	—	N/A
December 31, 2020	111,283	6,233	—	N/A
December 31, 2019	110,387	5,383	—	N/A
October 31, 2019	144,357	3,847	—	N/A
Mandatory Redeemable Preferred Shares*
December 31, 2021	$300,000	$3,724	$25.00	N/A

*  There were no mandatory redeemable preferred shares outstanding as of December 31, 2020, December 31, 2019 and October 31, 2019.

(a)  Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(b)  The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit''.

(c)  The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "-" in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(d)  Not applicable to senior securities outstanding as of period end.

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

CION Ares Diversified Credit Fund (the "Fund") is a closed-end, diversified management investment company that is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016.

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

The Fund is externally managed by CION Ares Management, LLC (the "Adviser") pursuant to an investment advisory and management agreement. The Adviser was registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management Corporation ("Ares Management"), a publicly traded, leading global alternative investment manager, and CION Investment Group, LLC ("CION") and is controlled by Ares Management. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC ("Ares Operations"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Board of trustees (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Fund and its consolidated subsidiaries. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Board in accordance with the Fund's valuation policy (the "Valuation Policy"). The Valuation Policy is reviewed and approved at least annually by the Board. The Adviser has been authorized by the Board to utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation in accordance with the Valuation Policy and a consistently applied valuation process.

As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. All investments in securities are recorded at their fair value. See Note 4 for more information on the Fund's valuation process.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

Collateralized loan obligation ("CLO") equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC 325-40, Beneficial Interest in Securitized Financial Assets.

Dividend Income Recognition

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. To the extent preferred equity securities contain PIK provisions, PIK dividends, computed at the contractual rate specified in each applicable agreement, are accrued and recorded as dividend income and added to the principal balance of the preferred equity security. PIK dividends added to the principal balance are generally collected upon redemption of the equity security.

Foreign Currency Transactions and Forward Currency Contracts

The Fund's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the exchange rates prevailing at the end of the period; and (ii) purchases and sales of investment securities, income and expense at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the consolidated statement of operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward currency contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency contracts are obtained from an independent pricing source.

Derivative Instruments

The Fund values its derivatives at fair value with the unrealized gains or losses recorded in "net realized and unrealized gains (losses) on investments, from forward currency and derivative contracts" in the consolidated statement of operations.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares at amortized cost and such shares are included as a liability on the consolidated statement of assets and liabilities. See Note 7 for further details.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and mandatory redeemable preferred shares issuance costs are amortized over the life of the relevant senior secured revolving credit facilities and mandatory redeemable preferred shares.

Secured Borrowings

The Fund follows the guidance in ASC Topic 860, Transfers and Servicing, when accounting for participations and other partial loan sales. Certain loan sales do not qualify for sale accounting under ASC 860 because these sales do not meet the definition of a "participating interest," as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest or which are not eligible for sale accounting remain as an investment on the consolidated statement of assets and liabilities as required under GAAP and the proceeds are recorded as a secured borrowing. Secured borrowings are carried at fair value and included in "accrued expenses and other payables" in the accompanying consolidated statement of assets and liabilities.

Income Taxes

The Fund has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of mandatory redeemable preferred shares as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gains distributions at least annually.

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions may be derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years pursuant to the Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement"). The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that sufficient performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the current term of the Expense Support Agreement on July 31, 2022, the Adviser has no obligation to make expense support payments in future periods. If the Adviser did not make any expense support payments during such period, all or a portion of the Fund's distributions would have been a return of capital which would reduce the available capital for investment. The sources of the

Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Shareholders' Allocations

The Fund currently offers Class A, Class C, Class I, Class L, Class U, Class U-2 and Class W common shares (See Note 5). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated daily to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04, "Reference Rate Reform (Topic 848)," which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate ("LIBOR") or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-04 are effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 and 2021-01 on the Fund's consolidated financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares Management

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

Pursuant to the investment advisory agreement, dated December 6, 2016 (the "Investment Advisory Agreement") (most recently amended and restated as of May 22, 2020), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and between the Adviser and the Fund, the Adviser pays Ares Capital Management II LLC (the "Sub-Adviser") 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.25% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. During the year ended December 31, 2021, the Fund incurred $21,825 of Management Fees.

The Incentive Fee is calculated and payable quarterly in arrears based upon each share class's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on each share class's "average daily net asset value," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus each share class's operating expenses for the quarter and taking into account the Expense Support Agreement. For such purposes, each share class's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administration Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee.

The "catch-up" provision is intended to provide the Adviser with an Incentive Fee of 15% on each share class's pre-incentive fee net investment income when the share class's pre-incentive fee net investment income reaches 1.765% of average daily net asset value in any calendar quarter. During the year ended December 31, 2021, Class I, Class L and Class W incurred a total of $3,000 of Incentive Fees.

Prior to May 22, 2020, the Incentive Fee was calculated and payable quarterly in arrears based upon the Fund's (rather than each class's) "pre-incentive fee net investment income" for the immediately preceding quarter, and was subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. "Adjusted Capital" previously was defined as the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRIP (as defined below), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital. In calculating any Incentive Fee, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, including expenses associated with office space for their officers and employees, investment and economic research, trading and investment management of the Fund.

Under the Expense Support Agreement, the Adviser may at its discretion, through the period ending July 31, 2022, reimburse the Fund's operating expenses to the extent that aggregate distributions made to each class' shareholders during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support Agreement, the Adviser may reimburse the Fund's operating expenses to the extent that it otherwise deems appropriate such that the Fund bears an appropriate level of expenses (each such payment, an "Expense Payment"). "Available Operating Funds" means the sum attributable to the applicable class of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extend such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable class (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable class (as defined below) (on an annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management Fees, the Incentive Fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with GAAP for investment companies. The Expense Support Agreement was renewed for another year in May 2021 and is set to expire on July 31, 2022, unless renewed by the mutual agreement of the Adviser and the Board. The Expense Support Agreement may be terminated only by the Board on notice to the Adviser. For the year ended December 31, 2021, the Adviser did not provide any expense support and the Fund incurred $752 in Adviser Reimbursement.

The table below presents a summary of all expenses supported by the Adviser for each of the following three month periods in which the Fund received expense support from the Adviser and associated dates through which such expenses are eligible for reimbursement from the Fund.

Fund Level Expense Support

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
January 31, 2017	335	335	—	—	68.82	—	January 31, 2020
April 30, 2017	820	820	—	—	54.97	1.39	April 30, 2020
July 31, 2017	738	738	—	—	37.93	1.39	July 31, 2020
Total	1,893	1,893	—	—

Class A

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	193	193	—	—	9.01	1.39	July 31, 2020
October 31, 2017	592	291	301	—	7.68	1.39	October 31, 2020
January 31, 2018	412	111	301	—	5.42	1.39	January 31, 2021
April 30, 2018	307	118	189	—	4.43	1.39	April 30, 2021
July 31, 2018	282	137	145	—	3.86	1.39	July 31, 2021
October 31, 2018	351	66	285	—	3.15	1.39	October 31, 2021
January 31, 2019	113	—	—	113	1.21	1.39	January 31, 2022
April 30, 2019	10	—	—	10	1.29	1.39	April 30, 2022
Total	2,260	916	1,221	123

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Class C

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	—	—	—	—	—	—	July 31, 2020
October 31, 2017	99	99	—	—	5.32	1.39	October 31, 2020
January 31, 2018	174	64	110	—	6.07	1.39	January 31, 2021
April 30, 2018	206	2	204	—	4.94	1.39	April 30, 2021
July 31, 2018	264	21	243	—	4.33	1.39	July 31, 2021
October 31, 2018	313	—	313	—	3.66	1.39	October 31, 2021
January 31, 2019	163	—	—	163	1.96	1.39	January 31, 2022
April 30, 2019	84	—	—	84	2.03	1.39	April 30, 2022
Total	1,303	186	870	247

Class I

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	—	—	—	—	—	—	July 31, 2020
October 31, 2017	172	172	—	—	4.81	1.39	October 31, 2020
January 31, 2018	246	246	—	—	5.03	1.39	January 31, 2021
April 30, 2018	369	369	—	—	3.84	1.39	April 30, 2021
July 31, 2018	521	521	—	—	3.19	1.39	July 31, 2021
October 31, 2018	779	779	—	—	2.45	1.39	October 31, 2021
January 31, 2019	281	281	—	—	0.96	1.39	January 31, 2022
April 30, 2019	—	—	—	—	—	1.39	April 30, 2022
Total	2,368	2,368	—	—

Class L

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	—	—	—	—	—	—	July 31, 2020
October 31, 2017	—	—	—	—	—	—	October 31, 2020
January 31, 2018	—	—	—	—	5.49	1.39	January 31, 2021
April 30, 2018	4	4	—	—	3.54	1.39	April 30, 2021
July 31, 2018	9	9	—	—	3.23	1.39	July 31, 2021
October 31, 2018	16	16	—	—	2.62	1.39	October 31, 2021
January 31, 2019	7	7	—	—	1.46	1.39	January 31, 2022
April 30, 2019	2	2	—	—	1.54	1.39	April 30, 2022
Total	38	38	—	—
Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Class U

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
December 31, 2019	27	27	—	—	1.72	1.39	December 31, 2022
Total	27	27	—	—

(a) Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the management fees and Incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies.

(b) The Annualized Distribution Rate per Share equals the projected annualized distribution amount which is calculated based on the average regular cash distributions per share that were declared during record dates in the applicable Expense Support Payment Quarter.

Pursuant to the Adviser Administration Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administration Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administration Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the year ended December 31, 2021 was $2,078.

Pursuant to an administration agreement between ALPS Fund Services, Inc. ("ALPS") and the Fund, ALPS performs, or administers the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, and operations, preparing the financial records that the Fund is required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, ALPS coordinates the preparation and filing of the Fund's tax returns and generally coordinates the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays ALPS for these services. The total of such expenses incurred by the Fund for the year ended December 31, 2021 was $1,380.

Pursuant to a transfer agent agreement between DST Systems, Inc. ("DST") and the Fund, DST performs transfer agency services for the Fund. DST maintains the shareholder accounting records for the Fund. The Fund pays DST for these services. The total of such expenses incurred for the year ended December 31, 2021 was $518.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A, Class C, Class L and Class U-2 Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class C, Class L and Class U-2 Shares, may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class A, Class C, Class L and Class U-2 Shares, respectively.

Distribution Plan

The Fund, with respect to its Class C, Class L, Class U, Class W and Class U-2 Shares, is authorized under a "Distribution Plan" to pay to ALPS Distributor, Inc. (the "Distributor") a distribution fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of Class C, Class L, Class U, Class W and Class U-2 shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the Investment Company

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Investment Company Act which permits it to offer multiple classes of shares. Under the Distribution Plan, the Fund pays the Distributor a distribution fee at an annual rate of 0.75% of average daily net assets attributable to Class C Shares, 0.25% of the average daily net assets attributable to Class L Shares, 0.50% of the average daily net assets attributable to Class W Shares and Class U-2 Shares, and 0.75% of the average daily net assets attributable to Class U Shares. Some or all of such distribution fees may be paid by the Distributor to certain financial intermediaries.

The Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund or its subsidiaries (for example, the State Street Credit Facility and the Wells Credit Facility, both as defined below), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.

(4) Fair Value of Financial Instruments

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a Valuation Policy that is approved by the Board that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Fund's Valuation Policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's Valuation Policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

The investments classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The Fund may also use industry specific valuation analyses to determine enterprise value, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

The following is a summary of the inputs used as of December 31, 2021, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	722,763	1,390,028	2,112,791
Subordinated Loans	—	41	15,827	15,868
Corporate Bonds	—	194,898	12,890	207,788
Collateralized Loan Obligations	—	—	202,700	202,700
Common Stocks	2,299	—	24,558	26,857
Preferred Stocks	—	—	102,455	102,455
Private Asset-Backed Debt	—	—	19,843	19,843
Real Estate Debt	—	—	3,431	3,431
Warrants	—	—	2,821	2,821
Total Investments	2,299	917,702	1,774,553	2,694,554
	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Derivative assets:
Forward Currency Contracts	—	2,688	—	2,688
Purchased Equity Options	5	—	—	5
Credit Default Swaps	—	100	—	100
Derivative liabilities:
Common Stocks Sold Short	(6,497)	—	—	(6,497)
Corporate Bonds Sold Short	—	(3,416)	—	(3,416)
Forward Currency Contracts	—	(554)	—	(554)
Written Equity Options	(3)	—	—	(3)
Credit Default Swaps	—	(1,033)	—	(1,033)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2021:

	Senior Loans ($)	Subordinated Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Common Stocks ($)	Preferred Stocks ($)	Private Asset Backed Debt ($)	Real Estate Debt ($)	Warrants ($)	Total ($)
Balance as of December 31, 2020	600,554	10,693	2,811	168,707	2,624	926	9,067	5,999	558	801,939
Purchases	981,274	7,447	19,912	77,007	19,996	97,312	18,582	387	2,915	1,224,832
Sales and principal redemptions	(205,233)	(2,616)	(5,264)	(44,827)	(248)	(361)	(11,082)	(3,021)	(10)	(272,662)
Net realized and unrealized gains (losses)	9,155	312	345	1,758	2,186	4,578	(798)	64	(642)	16,958
Accrued discounts (premiums)	2,801	29	28	55	—	—	25	2	—	2,940
Transfers in to Level 3(a)	7,265	—	—	—	—	—	4,049	—	—	11,314
Transfers out of Level 3(a)	(5,788)	(38)	(4,942)	—	—	—	—	—	—	(10,768)
Balance as of December 31, 2021	1,390,028	15,827	12,890	202,700	24,558	102,455	19,843	3,431	2,821	1,774,553
Net change in unrealized gains (losses) from investments held at December 31, 2021	9,673	288	182	1,605	2,043	4,433	(724)	44	(96)	17,448

(a) Investments were transferred into and out of Level 3 during the year ended December 31, 2021. Transfers between Levels 2 and 3 were as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of December 31, 2021.

	Fair Value ($)	Primary Valuation Techniques	Inputs	Estimated Range	Weighted Average(a)
Assets Investment in securities
Senior Loans	1,340,605	Yield Analysis	Market Yield	3.4% - 22.6%	7.4%
Senior Loans	44,539	Broker Quotes	N/A	N/A	N/A
Senior Loans	4,884	Other	Recent Price Transaction	98	98
Subordinated Loans	15,827	Yield Analysis	Market Yield	7.8% - 20.5%	10.6%
Corporate Bonds	12,890	Yield Analysis	Market Yield	7.1% - 10.9%	7.5%
Collateralized Loan Obligations	202,700	Broker Quotes	N/A	N/A	N/A
Common Stocks	21,605	EV Market Multiple Analysis	EBITDA Multiple	3.1x - 40.3x	17.1x
Common Stocks	2,953	Other	Recent Transaction Price	0 - 10000	9,088
Preferred Stocks	102,455	EV Market Multiple Analysis	EBITDA Multiple	6.7x - 64.4x	17.2x
Private Asset-Backed Debt	17,282	Income (Other)	Constant Default Rate, Constant Prepayment Rate, Recovery Rate, Collection Rate	1.0% - 44.2% 0.0%- 41.5% 0.0% - 80.0% 48.0% - 121.0%	22.0% 32.9% 11.3% 85.9%
Private Asset-Backed Debt	2,561	Other	Recent Transaction Price	98 - 100	99
Real Estate Debt	3,431	Yield Analysis	Market Yield	16.3% - 20.0%	17.4%
Warrants	2,821	EV Market Multiple Analysis	EBITDA Multiple	6.8x - 24.1x	15.5x
Total Level 3 Investments	1,774,553

(a) Weighted averages are calculated based on fair value of investments.

Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Fund's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Fund's investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

The following are the carrying and fair values of the Fund's senior secured revolving credit facilities and mandatory redeemable preferred shares as of December 31, 2021.

	Carrying value ($)	Fair value ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Wells Credit Facility(a)	225,664	225,664	—	225,664	—
State Street Credit Facility(a)	176,804	176,804	—	176,804	—
Series A Mandatory Redeemable Preferred Shares	59,395	60,000	—	60,000	—
Series B Mandatory Redeemable Preferred Shares	89,059	90,000	—	90,000	—
Series C Mandatory Redeemable Preferred Shares	148,408	150,000	—	150,000	—
	699,330	702,468	—	702,468	—

(a) The Wells Credit Facility and the State Street Credit Facility carrying values are the same as the principal amounts outstanding.

(5) Common Stock

The Fund, pursuant to an exemptive order granted by the SEC on July 11, 2017, offers multiple classes of shares. On July 11, 2017, the Fund's registration statement offering Class A, Class C, and Class I shares became effective. On November 2, 2017, the Fund's registration statement offering Class L shares became effective. On November 15, 2018, the Fund's registration statement offering Class U shares became

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

effective and on November 30, 2018 the Fund's registration statement offering Class W shares became effective. On March 31, 2020, the Fund's registration statement offering Class U-2 shares became effective. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class.

Common share transactions were as follows:

Class A	For the Year Ended December 31, 2021
	Shares	Amount ($)
Common shares outstanding — beginning of period	2,343	59,555
Common shares issued	391	9,921
Reinvestment of distributions	38	959
Common shares redeemed	(364)	(9,228)
Common shares outstanding — end of period	2,408	61,207
Class C	For the Year Ended December 31, 2021
	Shares	Amount ($)
Common shares outstanding — beginning of period	2,716	69,404
Common shares issued	501	12,690
Reinvestment of distributions	77	1,965
Common shares redeemed	(279)	(7,080)
Common shares outstanding — end of period	3,015	76,979
Class I	For the Year Ended December 31, 2021
	Shares	Amount ($)
Common shares outstanding — beginning of period	23,927	603,397
Common shares issued	31,018	796,866
Reinvestment of distributions	604	15,507
Common shares redeemed	(4,066)	(104,271)
Common shares outstanding — end of period	51,483	1,311,499
Class L	For the Year Ended December 31, 2021
	Shares	Amount ($)
Common shares outstanding — beginning of period	293	7,467
Common shares issued	93	2,344
Reinvestment of distributions	15	376
Common shares redeemed	(20)	(500)
Common shares outstanding — end of period	381	9,687
Class U	For the Year Ended December 31, 2021
	Shares	Amount ($)
Common shares outstanding — beginning of period	7,909	195,677
Common shares issued	5,515	141,102
Reinvestment of distributions	459	11,759
Common shares redeemed	(524)	(13,305)
Common shares outstanding — end of period	13,359	335,233
Class U-2	For the Year Ended December 31, 2021
	Shares	Amount ($)
Common shares outstanding — beginning of period	477	11,500
Common shares issued	1,697	43,467
Reinvestment of distributions	43	1,106
Common shares redeemed	(18)	(460)
Common shares outstanding — end of period	2,199	55,613
Class W	For the Year Ended December 31, 2021
	Shares	Amount ($)
Common shares outstanding — beginning of period	1,576	40,494
Common shares issued	—	2
Reinvestment of distributions	59	1,522
Common shares redeemed	(149)	(3,833)
Common shares outstanding — end of period	1,486	38,185

Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering and currently intends to continue offering, the quarterly repurchase of shares in such amount as may be determined by the Board in accordance with the Fund's fundamental policy to conduct repurchase offers for between 5%-25% of its outstanding shares each quarter.

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

The following table summarizes the share repurchases completed during the year ended December 31, 2021:

Three Months Ended	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchased Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
December 31, 2020	January 15, 2021	1,226	25.24	$30,933	2,003	5.00%	3.06%
March 31, 2021	April 15, 2021	1,110	25.35	28,137	2,282	5.00%	2.43%
June 30, 2021	July 15, 2021	1,517	25.72	39,009	2,719	5.00%	2.79%
September 30, 2021	October 14, 2021	1,568	25.89	40,596	3,227	5.00%	2.43%
Total		5,421		$138,675

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facilities), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

State Street Credit Facility

The Fund is a party to a senior secured revolving credit facility (as amended, the "State Street Credit Facility"), that allows the Fund to borrow up to $400,000 at any one time outstanding. The State Street Credit Facility stated maturity date is July 21, 2023. Under the State Street Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional mandatory redeemable preferred shares, and liens, (b) limitations on certain restricted payments and (c) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the mandatory redeemable preferred shares of the Fund and its consolidated subsidiaries (subject to certain exceptions) of not less than 2:1. These covenants are subject to important limitations and exceptions that are described in the documents governing the State Street Credit Facility. Amounts available to borrow under the State Street Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of December 31, 2021, the Fund was in compliance with the terms of the State Street Credit Facility. See Note 12 for a subsequent event relating to the State Street Credit Facility.

As of December 31, 2021, there was $176,804 outstanding under the State Street Credit Facility. The interest rate charged on the State Street Credit Facility is based on an applicable LIBOR rate plus 1.00% (as defined in the agreements governing the State Street Credit Facility). The Fund is required to pay a commitment fee of 0.25% per annum on any unused portion of the State Street Credit Facility.

For the year ended December 31, 2021, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the State Street Credit Facility were as follows:

For the Year Ended December 31, 2021 ($)
Stated interest expense	2,044
Unused commitment fees	258
Amortization of debt issuance costs	389
Total interest and credit facility fees expense	2,691
Average stated interest rate	1.10%
Average outstanding balance	184,979

Wells Credit Facility

The Fund and one of the Fund's consolidated subsidiaries, CADEX Credit Financing, LLC (the "Financing Sub"), are party to a revolving funding facility (as amended, the "Wells Credit Facility"), that allows the Financing Sub to borrow up to $500,000 at any one time outstanding. The Wells Credit Facility is secured by all of the assets held by, and the membership interest in, the Financing Sub. The end of the reinvestment period and the stated maturity date for the Wells Credit Facility are November 16, 2024 and November 16, 2026, respectively.

Amounts available to borrow under the Wells Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Sub.

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

The Financing Sub is also subject to limitations with respect to the loans securing the Wells Credit Facility, including restrictions on loan size, borrower domicile, payment frequency and status, collateral interests, and loans with fixed rates, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Fund and the Financing Sub are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Wells Credit Facility. As of December 31, 2021, the Fund and the Financing Sub were in compliance with the terms of the Wells Credit Facility.

As of December 31, 2021, there was $225,664 outstanding under the Wells Credit Facility. The interest rate charged on the Wells Credit Facility is based on an applicable LIBOR rate plus spread of 2.00% (as defined in the agreements governing the Wells Credit Facility). The Financing Sub is also required to pay a commitment fee of between 0.50% and 1.25% per annum depending on the size of the unused portion of the Wells Credit Facility.

For the year ended December 31, 2021, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Wells Credit Facility were as follows:

For the Year Ended December 31, 2021 ($)
Stated interest expense	2,523
Unused commitment fees	795
Amortization of debt issuance costs	678
Total interest and credit facility fees expense	3,996
Average stated interest rate	2.30%
Average outstanding balance	109,615

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 2,400 shares of Series A Mandatory Redeemable Preferred Shares (the "Series A MRP Shares") for gross proceeds of $60,000, 3,600 shares of Series B Mandatory Redeemable Preferred Shares (the "Series B MRP Shares") for gross proceeds of $90,000 and 6,000 shares of Series C Mandatory Redeemable Preferred Shares (the "Series C MRP Shares" and together with the Series A MRP Shares and Series B MRP Shares, the "MRP Shares") for gross proceeds of $150,000. Each of the MRP Shares has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRP Shares is $300,000.

The redemption date for the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are July 30, 2026, September 30, 2026 and September 30, 2028, respectively.

The Series A MRP Shares and the Series B MRP Shares have a dividend rate of 2.68% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRP shares have a dividend rate of 3.07% per annum, payable quarterly, with a redemption date of seven years from issuance. The weighted average dividend rate for the MRP shares is 2.88% per annum. The MRP Shares are subject to optional and mandatory redemption in certain circumstances. The MRP Shares will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRP Shares if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date.

The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividends to common shareholders and could trigger the mandatory redemption of the MRP Shares. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRP Shares if immediately after such issuance the Fund will not have an asset coverage of at least 200%. As of December 31, 2021, the Fund was in compliance with the terms applicable to the MRP Shares.

The Fund's MRP Shares activity for the year ended December 31, 2021 was as follows:

	Series A MRP Shares	Series B MRP Shares	Series C MRP Shares
Shares outstanding — beginning of period	—	—	—
Shares issued	2,400	3,600	6,000
Shares repurchased	—	—	—
Shares outstanding — end of period	2,400	3,600	6,000

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

The Fund's MRP Shares balance as of December 31, 2021 were as follows:

	Series A MRP Shares ($)	Series B MRP Shares ($)	Series C MRP Shares ($)	Total ($)
Principal amount	60,000	90,000	150,000	300,000
Unamortized issuance cost	(605)	(941)	(1,592)	(3,138)
Carrying value	59,395	89,059	148,408	296,862

Dividends on the MRP Shares are accrued on a daily basis and included in interest and credit facility fee expense on the consolidated statement of operations and in interest and facility fees payable on the consolidated statement of assets and liabilities. The table below summarizes the components of interest expense, the effective dividend rates and cash paid on the Fund's MRP Shares for the year ended December 31, 2021:

	Series A MRP Shares ($)	Series B MRP Shares ($)	Series C MRP Shares ($)	Total ($)
Stated dividends	679	616	1,177	2,472
Amortization of issuance costs	56	50	60	166
Total interest expense	735	666	1,237	2,638
Weighted average stated dividend rate	2.68%	2.68%	3.07%	2.88%
Cash paid for dividends	402	—	—	402

See Note 12 for a subsequent event relating to additional issuances of mandatory redeemable preferred shares.

(8) Investment Transactions

For the year ended December 31, 2021, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations and derivatives, were as follows:

For the Year Ended December 31, 2021 ($)
Cost of investments purchased	2,170,301
Proceeds from the sale of investments	843,186

(9) Derivative Instruments

The Fund recognizes all of its derivative instruments at fair value as either assets or liabilities in the consolidated statement of assets and liabilities. The changes in the fair value are included in the consolidated statement of operations during the current year. Purchases of derivative contracts and proceeds from the sale of derivative contracts, as disclosed in the consolidated statement of cash flows, are indicative of the volume of derivative activity during the year ended December 31, 2021. The Fund is exposed to certain risks relating to its ongoing operations; the primary risks managed by using derivative instruments are market risk, credit risk, and foreign exchange risk. Additionally, the Fund holds certain derivative instruments for investment purposes. As of or during the year ended December 31, 2021, the Fund held the following instruments meeting the definition of a derivative instrument: forward currency contracts, credit default swaps and equity options.

Qualitative Disclosures of Derivative Financial Instruments

The following is a description of the derivatives utilized by the Fund during the reporting period, including the primary underlying risk exposure related to each instrument type.

Forward Currency Contracts

The Fund enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Fund's investments denominated in foreign currencies. As of December 31, 2021, the counterparty to these forward currency contracts was Goldman Sachs.

Forward currency contracts are considered undesignated derivative instruments.

Equity Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The Fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the Fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by the Fund are

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

accounted for in the same manner as marketable portfolio securities. The premium received by the Fund for option contracts written is recorded as a liability. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. The Fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized gains or losses occurring during the holding period of purchased options contracts are included in the "net realized gains or losses on derivative contracts" in the accompanying consolidated statement of operations. Net unrealized gains or losses occurring during the holding period of written options contracts are included in the "net realized gains or losses on derivative contracts" in the accompanying consolidated statement of operations.

Credit Default Swaps

The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the consolidated statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

The Fund's derivative contracts are subject to either International Swaps and Derivatives Association Master Agreements, or futures contracts/OTC addenda which contain certain covenants and other provisions that, if violated, may require the Fund to post collateral on derivatives if the Fund is in a net liability position with its counterparties exceeding certain amounts. As of December 31, 2021, there are no derivative instruments with credit-risk-related contingent features that are in a net liability position after taking into effect permissible offsetting. Additionally, OTC derivative counterparties may immediately terminate these agreements and the related derivative contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. As of December 31, 2021, the termination values of these derivative contracts were approximately equal to their fair values.

Certain information related to the Fund's derivative instruments as of December 31, 2021 is presented below.

	As of December 31, 2021
Derivative Instrument	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Forward currency contract		€(1,277)	1/5/2022	$27	$—	Derivatives
Forward currency contract		£(923)	1/19/2022	—	(22)	Derivatives
Forward currency contract	CAD	(10,691)	1/19/2022	—	(120)	Derivatives
Forward currency contract		£(339)	1/21/2022	5	—	Derivatives
Forward currency contract	DKK	(253)	1/21/2022	5	—	Derivatives
Forward currency contract	CAD	(5,929)	1/21/2022	140	—	Derivatives
Forward currency contract	DKK	(3,248)	1/21/2022	76	—	Derivatives
Forward currency contract		€(33,579)	1/21/2022	803	—	Derivatives
Forward currency contract		£(57,015)	1/21/2022	1,028	—	Derivatives

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

	As of December 31, 2021
Derivative Instrument	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Forward currency contract	NOK	(535)	1/21/2022	$27	$—	Derivatives
Forward currency contract	SEK	(9,721)	1/21/2022	476	—	Derivatives
Forward currency contract		£(268)	1/21/2022	5	—	Derivatives
Forward currency contract	CAD	(257)	1/21/2022	5	—	Derivatives
Forward currency contract		£(361)	1/21/2022	3	—	Derivatives
Forward currency contract		€(1,389)	1/21/2022	22	—	Derivatives
Forward currency contract		£(268)	1/21/2022	—	(1)	Derivatives
Forward currency contract		€(2,268)	1/21/2022	—	(37)	Derivatives
Forward currency contract	CAD	(176)	1/21/2022	—	(2)	Derivatives
Forward currency contract	CAD	(71)	1/21/2022	—	(1)	Derivatives
Forward currency contract		€(376)	1/21/2022	—	(3)	Derivatives
Forward currency contract		£(397)	1/21/2022	—	(8)	Derivatives
Forward currency contract		£(480)	1/21/2022	—	(11)	Derivatives
Forward currency contract		€(3,938)	1/21/2022	—	(28)	Derivatives
Forward currency contract	AUD	(7,742)	1/21/2022	—	(101)	Derivatives
Forward currency contract		€(2,378)	1/21/2022	—	(13)	Derivatives
Forward currency contract		£(5,902)	1/21/2022	—	(102)	Derivatives
Forward currency contract	PLN	(3,660)	1/21/2022	—	(64)	Derivatives
Forward currency contract	SEK	(5,243)	1/21/2022	—	(4)	Derivatives
Forward currency contract		€(5,917)	1/21/2022	—	(37)	Derivatives
Forward currency contract	SEK	(1,493)	9/18/2022	66	—	Derivatives
Call-Chicago Board Options Exchange-VIX US		$155	1/19/2022	5	—	Derivatives
Call-Chicago Board Options Exchange-VIX US		$(155)	1/19/2022	—	(3)	Derivatives
CDX.NA.HY S33 5Y Tranche 25-35		$1,814	12/20/2024	—	(207)	Derivatives
CDX.NA.HY S35 5Y Tranche 15-25		$3,105	12/20/2025	—	(253)	Derivatives
CMBX.NA.BBB- S9		$1,030	9/17/2058	100	—	Derivatives
				$2,793	$(1,017)

Net realized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2021 is in the following location in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2021 ($)
Forward currency contract	Net realized loss on derivative contracts	1,362
Written options	Net realized loss on derivative contracts	(501)
Credit default swaps	Net realized loss on derivative contracts	(920)
Total		(59)

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Net unrealized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2021 is in the following location in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2021 ($)
Forward currency contract	Net unrealized gain on derivative contracts	2,229
Written options	Net unrealized gain on derivative contracts	43
Credit default swaps	Net unrealized gain on derivative contracts	272
Total		2,544

Offsetting Arrangements

Although the Fund generally presents derivative and other financial instruments on a gross basis in the consolidated statement of assets and liabilities, certain derivative and other financial instruments are subject to enforceable master netting arrangements with certain counterparties which allow for the derivative and other financial instruments to be offset.

The following table presents the rights of offset and related arrangements associated with the Fund's derivative instruments as of December 31, 2021:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amount of Recognized Assets (Liabilities)	Gross Amount Offset in Assets (Liabilities)	Net Amounts of Assets (Liabilities) Presented	Financial Instrument	Collateral (Received) Pledged	Net Amount
Assets:
Goldman Sachs:
Forward Foreign Currency Contracts	$2,748	$—	$2,748	$(554)	$—	$2,194
Total	$2,748	$—	$2,748	$(554)	$—	$2,194
Liabilities:
Goldman Sachs:
Forward foreign currency contracts	$(554)	$—	$(554)	$554	$—	$—
Swap agreements	(187)	—	(187)	—	187	—
Total	$(741)	$—	$(741)	$554	$187	$—

(10) Income Taxes

For U.S. federal income tax purposes, the characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal years ended December 31, 2021 and 2020 were as follows:

	December 31, 2021 ($)	December 31, 2020 ($)
Ordinary income	74,910	41,545
Capital gain	—	—
Return of capital	—	—

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses for book but not tax, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. For the year ended December 31, 2021, the Fund estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently the Fund incurred U.S. federal excise taxes of $256.

The Fund may adjust the classification of net assets as a result of permanent book-to-tax differences. On the consolidated statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2021:

December 31, 2021 ($)
Additional paid-in capital/(reduction)	(422)
Distributable earnings accumulated gains	422

As of December 31, 2021, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

As of December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

December 31, 2021 ($)
Undistributed ordinary income	15,307
Accumulated capital and other losses	(5,809)
Net unrealized appreciation	34,676
Other cumulative effect of timing differences	(2,070)
Total accumulated earnings	42,104

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

December 31, 2021 ($)
Short-Term	3,970
Long-Term	1,840

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years and has determined there is no impact to the Fund's financial statements as of the year ended December 31, 2021. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the consolidated statement of operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

(11) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a

Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.

Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the

CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest directly or indirectly through its investments in CDOs, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund currently intends to utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

LIBOR and Reference Rate Risk

National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices that are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance, or the establishment of alternative reference rates. In particular, on July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (the "FCA"), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. On November 30, 2020, ICE Benchmark Administration ("IBA"), the administrator of LIBOR tenors, with the support of the U.S. Federal Reserve and the FCA, announced plans to consult on ceasing publication of USD LIBOR on December 31, 2021 for only

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

the one-week and two-month USD LIBOR, and on June 30, 2023 for all other USD LIBOR tenors. The U.S. Federal Reserve concurrently issued a statement advising banks to stop new USD LIBOR issuances by the end of 2021. On March 5, 2021, the IBA confirmed its intention to cease publication of (i) one-week and two-month USD LIBOR tenors after December 31, 2021 and (ii) remaining USD LIBOR tenors after June 30, 2023.

On the same day, the FCA, as supervisor of IBA, made its announcement on the future cessation and loss of representativeness of the LIBOR benchmarks. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is expected to replace U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. (the "Secured Overnight Financing Rate," "SOFR"), plus a recommended spread adjustment as LIBOR's replacement. Although there have been certain issuances utilizing SOFR or the Sterling Over Night Index Average (an alternative reference rate that is based on transactions), it is unknown whether SOFR or any other alternative reference rates will attain market acceptance as replacements for LIBOR.

Given the inherent differences between LIBOR and SOFR, or any other alternative reference rates that may be established, the transition from LIBOR may disrupt the overall financial markets and adversely affect the market for LIBOR-based securities, including the Fund's portfolio of LIBOR indexed, floating rate debt securities, or the cost of the Fund's borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value and/or transferability of the LIBOR indexed, floating rate debt securities in the Fund's portfolio, or the cost of the Fund's borrowings. Additionally, if as currently expected LIBOR ceases to exist, the Fund may need to renegotiate the credit agreements extending beyond June 30, 2023 with the Fund's lenders and the Fund's portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with SOFR or other alternative reference rates, The transition from LIBOR to SOFR or other alternative reference rates may also introduce operational risks in our accounting, financial reporting, loan servicing, liability management and other aspects of our business. We are assessing the impact of a transition from LIBOR; however, we cannot reasonably estimate the impact of the transition at this time.

Additionally, the phase-out or replacement of LIBOR may decrease the demand for floating-rate loans, which could adversely impact our business and financial condition. We may need to renegotiate the credit agreements extending beyond June 30, 2023 with our credit facility lenders and our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with SOFR or other alternative reference rates, which could require us to incur significant expense and may subject us to disputes or litigation over the appropriateness or comparability to the relevant replacement reference index. The transition from LIBOR to SOFR or other alternative reference rates may also introduce operational risks in our accounting, financial reporting, loan servicing, liability management and other aspects of our business. We are assessing the impact of a transition from LIBOR; however, we cannot reasonably estimate the impact of the transition at this time.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. The Fund's investments may not be readily marketable and may be subject to restrictions on resale. Generally, the Fund's investments are not listed on any national securities exchange and no active trading market may exist. When a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special

Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by the Adviser or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as ("high yield") securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The UK ceased to be a member state of the EU on January 31, 2020 commonly referred to as "Brexit," and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December 31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU. The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Market Disruption Risk

Disease outbreaks, public health emergencies, the European sovereign debt crisis, instability in the Middle East, Afghanistan and Pakistan, the aftermath of the war in Iraq, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the U.S., the European debt crisis, the response of the international community — through economic sanctions and otherwise — to Russia's annexation of the Crimea region of Ukraine and invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, and other similar events may result in market volatility, may have long-term adverse effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. and global economies and financial markets. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased shortterm market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could have an acute effect on individual issuers or related groups of issuers. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the common shares. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

The novel coronavirus ("COVID-19") pandemic has adversely impacted global commercial activity and contributed to significant volatility in the capital markets. Many states, including those in which the Fund's portfolio companies operate, have issued orders requiring the closure of, or certain restrictions on the operation of certain businesses. Such actions and effects remain ongoing and the ultimate duration and severity of the COVID-19 pandemic, including COVID-19 variants, such as the recent Delta and Omicron variants, remain uncertain. The COVID-19 pandemic and restrictive measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the re-introduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain good and services, reductions in business activity and financial transactions, supply chain interruptions, labor shortages, increased inflationary pressure and overall economic and financial market instability both globally and in the United States. While several countries, as well as certain states, counties and cities in the United States, relaxed the public health restrictions throughout 2021 partly as a result of the introduction of vaccines, recurring COVID-19 outbreaks caused by different virus variants continue to lead to the re-introduction of certain restrictions in certain states in the United States and globally. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may experience a recession, and the Fund and its operations, as well as the business and operations of its portfolio companies, could be materially adversely affected by a prolonged recession in the U.S. and other major markets.

The COVID-19 pandemic has adversely impacted the fair value of certain of the Fund's investments, including those reported as of December 31, 2021, and the values reported may differ materially from the values that the Fund may ultimately realize with respect to its investments. The impact of the COVID-19 pandemic may not yet be fully reflected in the fair value of the Fund's investments as the Fund's valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which the Fund is reporting. The valuation of the Fund's investments may not show the complete or the continuing impact of the COVID-19 pandemic and the resulting restrictive measures taken in response

Annual Report 2021

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2020

(in thousands, except per share data, percentages and as otherwise noted)

thereto. As a result, the Fund may continue to see a negative impact to the fair value of its investments.

(12) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements as of and for the year ended December 31, 2021, except as discussed below:

Subsequent to December 31, 2021, the Fund paid previously declared dividends of $2,741 on the MRP Shares through February 28, 2022.

In January 2022, the Fund authorized and issued 2,200 shares of Series D Mandatory Redeemable Preferred Shares (the "Series D MRP Shares") and 2,600 shares of Series E Mandatory Redeemable Preferred Shares (the "Series E MRP Shares") for gross proceeds of $55,000 and $65,000, respectively. The Series D and Series E MRP Shares have a liquidation preference of $25.00 per share. The Series D MRP Shares have a dividend rate of 2.96% per annum, payable quarterly, and a redemption date of January 6, 2027. The Series E MRP Shares have a dividend rate of 3.48% per annum, payable quarterly, and a redemption date of January 6, 2032. The weighted average dividend rate for the Series D and the Series E MRP Shares is 3.24% per annum. The Series D and the Series E MRP Shares are subject to optional and mandatory redemption in certain circumstances.

The following common share distributions were declared for January and February 2022:

Record Date: daily
Payable Date: January 31, 2022
Per Share Amount: $0.11827337

Record Date: daily
Payable Date: February 28, 2022
Per Share Amount: $0.10682756

Annual Report 2020

CION Ares Diversified Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of CION Ares Diversified Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CION Ares Diversified Credit Fund (the "Fund"), including the consolidated schedule of investments, as of December 31, 2021, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended, the period from November 1, 2019 to December 31, 2019, each of the two years in the period ended October 31, 2019, and for the period from January 26, 2017 (commencement of operations) through October 31, 2017 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2021, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period then ended, the period from November 1, 2019 to December 31, 2019, each of the two years in the period ended October 31, 2019, and for the period from January 26, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2016.

Los Angeles, California
February 28, 2022

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information

December 31, 2021

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for the first quarter and the third quarter of each fiscal year on SEC Form N-PORT. The Fund's Form N-PORT reports are available (1) without charge, upon request, by calling 1-877-855-3434; and (2) on the SEC's website at http://www.sec.gov.

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan, (the "DRIP") administered by DST Systems, Inc. ("DST"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. Under the DRIP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, DST, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's net asset value per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRIP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to DST at CION Ares Diversified Credit Fund c/o DST Systems, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

Plan of Distribution

ALPS Distributors, Inc. located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at net asset value plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act of 1933, the Fund intends to offer to sell an unlimited number of common shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

The Advisers or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of additional compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of additional compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the financial intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

Investment Adviser

CION Ares Management, LLC
3 Park Avenue, 36th Floor
New York, NY 10016

Administrator

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent and DRIP Administrator

DST Systems, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common shares of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

•  We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto 1972	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
Mitch Goldstein 1967	Trustee	2016	Partner of Ares Management; Co-President, Ares Capital Corporation	1	None
Michael A. Reisner 1970	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
David A. Sachs 1959	Trustee and Chairman of the Board	2016	Partner of Ares Management	1	Terex Corporation; Ares Dynamic Credit Allocation Fund, Inc

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

Trustees

Name, address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees
Jeffrey Perlowitz 1956	Trustee	2020	Prior to 2016, Managing Director, Citigroup, Inc.	1	PennyMac Financial Services, Inc.
Paula B. Pretlow 1955	Trustee	2016	Prior to 2012, Senior Vice President, The Capital Group Companies	1	The Kresge Foundation; The Harry & Jeanette Weinberg Foundation; Northwestern University; Ares Dynamic Credit Allocation Fund, Inc.
John Joseph Shaw 1951	Trustee	2016	Independent Consultant; prior to 2012, President, Los Angeles Rams	1	Ares Dynamic Credit Allocation Fund, Inc.
Bruce H. Spector 1942	Trustee	2016	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management, LLC (private equity)	1	The Private Bank of California (2007-2013); Ares Dynamic Credit Allocation Fund, Inc.
Mark R. Yosowitz 1968	Trustee	2016	From 2014 to present, President, Mentored; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2008 to present, Senior Vice President, Corporate Development, ThinkEco Inc.	1	None

(1)  The address of each Trustee is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

(2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

(3)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Gatto, Mr. Goldstein, Mr. Reisner and Mr. Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

Executive Officers

Name, address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John Atherton 1981	Vice President and Assistant Secretary	2018

Mr. Atherton is a Managing Director and Associate General Counsel, Credit in the Ares Legal Department. Prior to joining Ares in 2018, Mr. Atherton was General Counsel, Private Investment Structures at Schroder Adveq. Previously Mr. Atherton was a Senior Associate in the London and Boston offices of Proskauer Rose LLP, where he focused on private investment funds.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	2016

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on credit matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Michael Dennis 1976	Vice President	2017

Mr. Dennis is a Partner and Co-Head of European Credit, in the Ares Credit Group. Additionally, Mr. Dennis serves as a member of the Executive Management Committee of Ares Management and the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. Mr. Dennis joined Ares in 2007.

Kevin Early 1971	Vice President	2017	Mr. Early is a Partner, European Chief Financial Officer in the Ares Finance Department. Mr. Early joined Ares in 2012.
Anton Feingold 1980	Vice President and Assistant Secretary	2016

Mr. Feingold is a Partner and Associate General Counsel in the Ares Legal Group and Assistant Secretary of Ares Management. He also serves as General Counsel, Vice President and Secretary of Ares Commercial Real Estate Corporation. Mr. Feingold joined Ares in 2014.

Ian Fitzgerald 1975	General Counsel and Secretary Vice President and Assistant Secretary	2019 2017-2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on credit matters. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, Ivy Hill Asset Management's General Partner. Mr. Fitzgerald joined Ares in 2010.

Mark Gatto 1972	Co-President and Co- Chief Executive Officer	2016

Mr. Gatto is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CION Investment Corp., a business development company focused on middle market loans. Mr. Gatto serves on the investment committee of CIC. In addition, Mr. Gatto is a Director of CION Ares Management, LLC. Mr. Gatto joined CION in 1999.

Mitch Goldstein 1967	Vice President	2016

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Executive Management Committee of Ares Management. He additionally serves as Co-President of Ares Capital Corporation ("ARCC"). He is a member of the Ares Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees and Ivy Hill Asset Management Investment Committee. Mr. Goldstein joined Ares Management in 2005.

Blair Jacobson 1972	Vice President	2017

Mr. Jacobson is a Partner and Co-Head of European Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. He also serves on the boards of Ares Management Limited and Ares Management UK Limited. Additionally, Mr. Jacobson serves on the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. He joined Ares in 2012.

Keith Kooper 1975	Vice President and Assistant Secretary	2016

Mr. Kooper is a Partner and General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Mr. Kooper additionally serves as a member of the Ares Enterprise Risk Committee. Mr. Kooper joined Ares in 2013.

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

Executive Officers

Name, address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Scott Lem 1977	Chief Financial Officer Treasurer	2019 2016-2019

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC and previously served as Assistant Treasurer of ARCC from May 2009 to May 2013. Mr. Lem also serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Mr. Lem joined Ares in 2003.

Greg Margolies 1966	Vice President	2016

Mr. Margolies is a Partner in the Ares Credit Group, the Head of Markets for Ares Management and a member of the Executive Management Committee of Ares Management. Additionally, Mr. Margolies serves as a member of the Ares Credit Group's Alternative Credit Investment Committee, the ARDC Investment Committee and the Ares Private Equity Group's Special Opportunities Investment Committee. Mr. Margolies joined Ares in 2009.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	2021

Ms. Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Department. She also serves as the Chief Compliance Officer of ARCC and Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"). Ms. Morgan joined Ares in September 2017.

Michael Reisner 1970	Co-President and Co- Chief Executive Officer	2016

Mr. Reisner is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CION Investment Corp. ("CIC"), a business development company focused on middle market loans. Mr. Reisner serves on the investment committee of CIC. In addition, Mr. Reisner is a Director of CION Ares Management, LLC. Mr. Reisner joined CION in 2001.

Penni F. Roll 1965	Treasurer Chief Financial Officer	2019 2016-2019

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of ARCC and is Treasurer of ARDC. She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll also serves as a member of the Ares Diversity, Equity and Inclusion Council. Ms. Roll joined Ares in 2010.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	2019

Ms. Sagati Aghili is a Partner, General Counsel and Secretary of Ares Management. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Business Advisory Group, Enterprise Risk Committee and Communications Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of ARCC and ARDC. Prior to being named the firm's General Counsel in 2020, Ms. Sagati Aghili served in a variety of roles at Ares Management, including most recently Co-General Counsel and General Counsel, Private Equity. Ms. Sagati Aghili joined Ares in 2009.

Greg Schill 1981	Vice President	2016	Mr. Schill is Senior Managing Director of CION Investment Group, LLC. Prior to this, he served as Managing Director since 2012. Mr. Schill joined CION in 2001.

(1)  The address of each officer is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 888-729-4266 to request the SAI.

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

Approval of Investment Sub-Advisory Agreement

The Board of Trustees (the "Board") of CION Ares Diversified Credit Fund (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Trustees"), renewed the Investment Sub-Advisory Agreement by and among the CION Ares Management, LLC (the "Adviser"), Ares Capital Management II LLC (the "Sub-Adviser") and the Fund (the "Agreement") at a meeting held on August 10, 2021 (the "Meeting").

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Agreement on an annual basis called for the purpose of voting on such renewal. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the services and personnel of the Sub-Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees, total expenses and profitability at any meeting at which a renewal of the Agreement is considered, the process of evaluating the Sub-Adviser and the Fund's investment advisory and administrative arrangements is an ongoing one.

In connection with the renewal of the Agreement, the Independent Trustees met with their independent counsel in executive session. Counsel to the Independent Trustees reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Agreement, the Fund's Board reviewed certain information provided to the Board by the Sub-Adviser in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Sub-Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Sub-Adviser concerning the Fund's and Sub-Adviser's operations, compliance programs and risk management. The Board also reviewed a report prepared by the Sub-Adviser which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Performance Group") for various periods ended June 30, 2021 and (2) the Fund's total expenses with those of a group of comparable funds (the "Expense Group"), which was identical to the Performance Group, the information for which was derived in part from Bloomberg and fund financial statements available to the Sub-Adviser as of the date of their analysis.

In determining whether to renew the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

a. The nature, extent and quality of services to be provided by the Sub-Adviser — With respect to the nature, extent and quality of services to be provided by the Sub-Adviser, the Board reviewed the information regarding the types of services to be provided under the Agreement and information describing the Sub-Adviser's organization and business, including the quality of the investment research capabilities of the Sub-Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Sub-Adviser involved with the Fund, including the portfolio management team's expertise in managing securities in which the Fund invests, the integrated platforms of the Sub-Adviser and its affiliates and the benefits, resources and opportunities of the platforms that the Sub-Adviser is able to access. Fund management discussed the size and experience of the Sub-Adviser's staff, the experience of their key personnel in providing investment management services, including the members of the allocation committee, the systems used by the Sub-Adviser's personnel and the ability of the Sub-Adviser to attract and retain capable personnel. The quality of administrative and other services were also considered. The Board also noted the reputation and track record of the Sub-Adviser's organization as a leading manager of credit assets.

b. Investment performance of the Fund and the Sub-Adviser — With respect to investment performance of the Fund and the Sub-Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds operating as interval funds that engage in similar investing, underwriting and origination activity provided by the Sub-Adviser. Representatives of the Sub-Adviser reviewed with the Board the Fund's performance. In connection with its review, the Board discussed the results of the performance comparisons provided by the Sub-Adviser.

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

In reviewing the Sub-Adviser's report, the Board took into consideration that the Sub-Adviser identified primarily interval funds that focused on global credit as the peer categories the Sub-Adviser believed were most comparable to the Fund given the Fund's flexible mandate and focus on a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments. The Board noted that the Fund's total return performance, on a net asset value basis, had outperformed the average return of the Performance Group in the year-to-date, trailing one-year and inception to date periods ended June 30, 2021.

Representatives of the Sub-Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's performance, they noted, among other things, the outperformance may be attributable to its relative value-focused direct origination strategy which yields a defensive investment posture, strong security selection and an overweight allocation to directly originated investments.

c. Cost of the services to be provided and profits to be realized by the Sub-Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Sub-Adviser, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Representatives of the Sub-Adviser reviewed the expenses allocated and profit received by the Sub-Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board also considered that the Adviser pays the Sub-Adviser a portion of its advisory fee as compensation for the sub-advisory services.

d. Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. The Trustees noted that while the Sub-Adviser is not currently experiencing any economies of scale in servicing the Fund there is a possibility that modest economies of scale related to administrative costs could be realized as asset levels increase.

e. Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment Sub-Adviser or other clients — In evaluating the management fees and expenses, the Board considered the Fund's management fees and the Fund's expense ratios in absolute terms and as compared with the fees and expenses of the Expense Group. Based upon the comparative fee information provided, the Board noted that the Fund's advisory fees were generally in line with those of comparable funds in the Expense Group identified by the Sub-Adviser. The Board considered that the Agreement provides that the Sub-Adviser may earn a portion of the incentive fee and, to the extent the fee is earned and paid, would effectively result in a higher rate of total compensation from the Fund to the Sub-Adviser than the base-management fee rate stated in the Agreement. In addition, the Board also noted the reputation and track record of the Sub-Adviser's organization as a leading manager of credit assets.

In discussing the Fund's management fees and expenses, representatives of the Sub-Adviser noted, among other things, that the Sub-Adviser believes the management fees and expenses are reasonable when compared to, and are consistent with, other similar funds and portfolios, particularly in light of the Fund's performance. The previous decrease of the management fee to 1.25% of managed assets and of the incentive fee to 15% of pre-incentive fee net investment income was also noted. Representatives of the Sub-Adviser also noted that the Fund's investment strategy of investing in a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments requires additional expertise and expense related to trade support, pricing and valuation, marketing, investor education and regulatory monitoring. In addition, representatives of the Sub-Adviser noted that the Fund's size is smaller than the average and median of the peer group, and thus has a smaller capital base over which to spread fixed costs.

f. Benefits derived or to be derived by the Sub-Adviser from their relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts might accrue to the Sub-Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that, while certain funds

Annual Report 2021

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2021

and accounts managed by the Sub-Adviser engage from time to time in cross trade and co-investment transactions with the Fund as permitted by the 1940 Act, neither the Adviser or its affiliate execute portfolio transactions on behalf of the Fund, and that the Sub-Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Sub-Adviser, including collateralized loan obligations sponsored by the Sub-Adviser. However, the Board recognized that the Sub-Adviser might derive reputational and other benefits from their association with the Fund, including access to a different investor base than historically serviced by the Sub-Advisor and its affiliates.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with information sufficiently responsive to allow it to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis through the year relating to the operations of the Fund and the investment management and other services provided under the Agreement, the Board, including the Independent Trustees, supported the approval of the renewal of the Agreement for an additional one-year period ending November 1, 2022.

Annual Report 2021

(b) Not applicable.

Item 2. Code of Ethics.

(a)            CION Ares Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)            The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)            There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)            Not applicable.

(f)            The registrant’s Code of Ethics is attached herewith as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)       The Board of Trustees of the Fund has determined that the Fund has three members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)       The names of the audit committee financial experts as of the date of filing of this Form N-CSR are John Joseph Shaw and Paula B. Pretlow. Both Mr. Shaw and Ms. Pretlow have been deemed to be “independent” for the purpose of this Item because he or she is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $306,900 and $271,900, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)            Audit-Related Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $42,100 and $46,000, respectively.

For the fiscal years ended December 31, 2021 and December 31, 2020, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)            Tax Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, E&Y billed the Fund aggregate fees of $36,440 and $14,950, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal years ended December 31, 2020 and December 31, 2020, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)            All Other Fees

For the fiscal years ended December 31, 2020 and December 31, 2020, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended December 31, 2020 and December 31, 2020, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)       Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)       Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2020 and December 31, 2020, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2020 and December 31, 2020, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)            Not applicable.

(g)            For the fiscal years ended December 31, 2020 and h December 31, 2020, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2020 December 31, 2020, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)            E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)            The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are Jeffrey Perlowitz, Paula B. Pretlow, John Joseph Shaw, Bruce H. Spector and Mark R. Yosowitz.

(b)            Not applicable.

Item 6. Investments.

(a)            Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)            Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of the date of this filing, the portfolio managers of the Fund are as follows:

Mitch Goldstein

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since inception)

Investment Experience:

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee and the firm's Partners Committee. He additionally serves as Co-President of Ares Capital Corporation and Vice President and interested trustee and Portfolio Manager of the Fund. He is a member of the Ares Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees and the Ivy Hill Asset Management Investment Committee. Prior to joining Ares Management in May 2005, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting and received an M.B.A. from Columbia University's Graduate School of Business.

Greg Margolies

Partner, Head of Markets and Portfolio Manager (since inception)

Investment Experience:

Mr. Margolies is a Partner in the Ares Credit Group and is Vice President of the Fund. Additionally, Mr. Margolies serves as a member of the Ares Credit Group's Alternative Credit Investment Committee, the Ares Dynamic Credit Allocation Fund Investment Committee, the Ares Private Equity Group's Special Opportunities Investment Committee and is on the Board of Directors of the Ares Charitable Foundation. Prior to joining Ares in 2009, Mr. Margolies served as a Managing Director and Global Head of Leveraged Finance and Capital Commitments at Merrill Lynch & Co. and was a member of the Executive Committee for Merrill Lynch's Global Investment Banking Group. Previously, Mr. Margolies was Co-Head of the DB Capital Mezzanine Fund. Mr. Margolies serves on the Board of Directors for the International Organization for Women and Development, the Advisory Council for University of Michigan's Life Science Institute and the Board of Trustees for The Juilliard School. Mr. Margolies holds a B.A. from the University of Michigan in International Economics and Finance and an M.B.A. from the University Of Pennsylvania Wharton School Of Business.

(a)(2)     As of December 31, 2021, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Mitch Goldstein	Registered investment companies	2	$27,243	2	$27,243
	Other pooled investment vehicles	4	$19,972	4	$19,972
	Other accounts	23	$12,223	22	9,746

Greg Margolies	Registered investment companies	1	$3,129	1	$3,129
	Other pooled investment vehicles	2	$2,080	2	$2,080
	Other accounts	3	$1,193	3	$1,193

Material Conflicts of Interest:

The Fund’s executive officers and trustees, and the employees of CION Ares Management, LLC (“CAM” or the “Advisor”) and Ares Capital Management II LLC (“Ares Capital” and collectively with CAM, the “Advisors”), serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares- or CION Investment Group, LLC (“CION”)-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Advisors), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Advisors and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Advisor affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Advisors may determine that the Fund should invest on a side-by-side basis with one or more Other Managed Funds. In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the exemptive order Ares received from the SEC (the “Order”). Co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in a co-investment transaction.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, we may not be able to structure our investment portfolio in the manner desired. Although the Advisors endeavor to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

From time to time, the Fund and the Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisors affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund’s creditworthiness.

The Advisors are paid a fee based on a percentage of the Fund’s Managed Assets. The participation of the Advisors’ investment professionals in the valuation process could therefore result in a conflict of interest. The Advisors also may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets or the yield of the Fund and, accordingly, the Management Fees or Incentive Fees (as such terms are defined in the Fund’s Prospectus) received by the Advisors. Certain other Ares-advised funds pay the Advisors or their affiliates performance-based compensation, which could create an incentive for the Advisors or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by Advisors’ executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of Ares Capital’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Advisors it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Advisors or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of the Ares Capital’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4)  Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2021.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mitch Goldstein	None
Greg Margolies	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Date:	March 9, 2022

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Date:	March 9, 2022

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer

Date:	March 9, 2022

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 9, 2022